    As filed with the Securities and Exchange Commission on December 1, 1999


                                              1933 Act Registration No. 33-87254
                                              1940 Act Registration No. 811-8764

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-lA

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]

                         Pre-Effective Amendment No.    [   ]

                         Post-Effective Amendment No. 8 [ X ]


      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]

                             Amendment No. 10 [ X ]

                        (Check appropriate box or boxes.)

                     PAINEWEBBER PACE SELECT ADVISORS TRUST
               (Exact name of registrant as specified in charter)
                               51 West 52nd Street
                          New York, New York 10019-6114
                    (Address of principal executive offices)
       Registrant's telephone number, including area code: (212) 713-2000

                            DIANNE E. O'DONNELL, ESQ.
                     Mitchell Hutchins Asset Management Inc.
                           1285 Avenue of the Americas
                            New York, New York 10019
                     (Name and address of agent for service)

                                   Copies to:
                             ELINOR W. GAMMON, ESQ.
                         Kirkpatrick & Lockhart LLP
                       1800 Massachusetts Avenue, N.W.
                                    2nd Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202)778-9000

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective:

[ X ] Immediately upon filing pursuant to Rule 485(b)

[   ] On ____________ pursuant to Rule 485(b)
[   ] 60 days after filing pursuant to Rule 485(a)(1)
[   ] On ____________ pursuant to Rule 485(a)(1)
[   ] 75 days after filing pursuant to Rule 485(a)(2)
[   ] On ____________ pursuant to Rule 485(a)(2)

Title of Securities Being Registered:  Shares of Beneficial Interest

PaineWebber PACE Select Advisors Trust

  PACE Money Market Investments

  PACE Government Securities Fixed Income Investments

  PACE Intermediate Fixed Income Investments

  PACE Strategic Fixed Income Investments

  PACE Municipal Fixed Income Investments

  PACE Global Fixed Income Investments

  PACE Large Company Value Equity Investments

  PACE Large Company Growth Equity Investments

  PACE Small/Medium Company Value Equity Investments

  PACE Small/Medium Company Growth Equity Investments

  PACE International Equity Investments

  PACE International Emerging Markets Equity Investments

                               --------------------
                                    PROSPECTUS
                                  DECEMBER 1, 1999
                         ----------------------------------

This Prospectus offers shares of the twelve funds in the Trust to participants in the PaineWebber PACE-SM- Program. The PACE Program and these funds are designed to assist you in devising an asset allocation strategy to meet your individual needs.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                                    Contents
                                   THE FUNDS

--------------------------------------------------------------------------------

What every investor                3            PACE Money Market Investments
should know about                  6            PACE Government Securities Fixed Income
                                                Investments
the funds                          9            PACE Intermediate Fixed Income Investments
                                  12            PACE Strategic Fixed Income Investments
                                  15            PACE Municipal Fixed Income Investments
                                  18            PACE Global Fixed Income Investments
                                  21            PACE Large Company Value Equity Investments
                                  24            PACE Large Company Growth Equity Investments
                                  27            PACE Small/Medium Company Value Equity
                                                Investments
                                  30            PACE Small/Medium Company Growth Equity
                                                Investments
                                  33            PACE International Equity Investments
                                  36            PACE International Emerging Markets Equity
                                                Investments
                                  39            More About Risks and Investment Strategies

                             INVESTING IN THE FUNDS

--------------------------------------------------------------------------------

Information for                   42            Investing in the Funds
managing your fund                              --Buying Shares
account                                         --The PaineWebber PACE-SM- Program
                                                --Selling Shares
                                                --Pricing and Valuation

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

Additional important              44            Management
information about                 48            Dividends and Taxes
the funds                         49            Financial Highlights

--------------------------------------------------------------------------------

Where to learn more                             Back Cover
about these funds

                                   The funds are not
                            complete or
                                 balanced investment
                            programs.

--------------------------------------------------------------------------------
                               Prospectus Page 2

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber PACE Money Market Investments

                         PACE Money Market Investments


                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


--------------------------------------------------------------------------------

FUND OBJECTIVE:

Current income consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES:

The fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share. The fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in U.S. dollars.

Mitchell Hutchins Asset Management Inc., the fund's manager and investment adviser, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

PRINCIPAL RISKS:

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


Money market instruments generally have a low risk of loss, but they are not risk-free. The fund is subject to credit risk, which is the risk that issuers may fail, or become less able, to make payments when due. The fund also is subject to interest rate risk. When short-term interest rates rise, the value of the fund's investments generally will fall and its yield will tend to lag behind prevailing rates.


More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies." In particular, see the following headings:

- Credit Risk

- Interest Rate Risk
- Foreign Securities Risk

INFORMATION ON THE FUND'S RECENT INVESTMENT HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THESE REPORTS).

--------------------------------------------------------------------------------
                               Prospectus Page 3

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber PACE Money Market Investments


                                  PERFORMANCE


--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE:

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the annual PACE Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares. The table does reflect the annual PACE Program fee.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PERCENTAGES
1996           5.05%
1997           5.27%
1998           5.21%
CALENDAR YEAR


Total Return January 1 to September 30, 1999 -- 3.49%



Best quarter during calendar years shown: 4th quarter, 1997 -- 1.33%



Worst quarter during calendar years shown: 4th quarter, 1998 -- 1.22%


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1998


INCEPTION DATE                                                (8/24/95)
--------------                                                ---------
One Year....................................................    3.65%
Life of Fund................................................    3.64%


--------------------------------------------------------------------------------
                               Prospectus Page 4

--------------------------------------------------------------------------------
                            ------------------------
                   PaineWebber PACE Money Market Investments


                            EXPENSES AND FEE TABLES


--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)...........................................  None
Maximum Contingent Deferred Sales Charge (Load) (as a % of
  offering price)...........................................  None
Maximum Annual Account Fee for PaineWebber PACE Program (as
  a % of average value of shares held on the last calendar
  day of the previous quarter)..............................  1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................  0.15%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses*.............................................  0.92%
                                                              ----
Total Annual Fund Operating Expenses........................  1.07%
                                                              ====
Expense Reimbursements**....................................  0.57%
                                                              ----
Net Expenses**..............................................  0.50%
                                                              ====


---------

 *  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.


** The fund and Mitchell Hutchins have entered into an expense reimbursement agreement. Mitchell Hutchins has agreed to reimburse the fund to the extent that the fund's expenses through the end of the current fiscal year otherwise would exceed the "Net Expenses" rate shown above. The fund has agreed to repay Mitchell Hutchins for those reimbursed expenses if it can do so over the following three years without causing the fund's expenses in any of those three years to exceed the "Net Expenses" rate.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the one year period when the fund's expenses are lower due to its reimbursement agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS    5 YEARS    10 YEARS
------   --------   --------   --------
 $203      $745      $1,314     $2,863


--------------------------------------------------------------------------------
                               Prospectus Page 5

--------------------------------------------------------------------------------
                            ------------------------
        PaineWebber PACE Government Securities Fixed Income Investments

              PACE Government Securities Fixed Income Investments


                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


--------------------------------------------------------------------------------


FUND OBJECTIVE:


Current income.

PRINCIPAL INVESTMENT STRATEGIES:


The fund invests in U.S. government bonds and other bonds of varying maturities, but normally limits its portfolio "duration" to between one and seven years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.



The fund invests primarily in mortgage-backed securities issued or guaranteed by U.S. government agencies and in other U.S. government securities. The fund also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. These privately issued bonds generally have one of the two highest credit ratings, although the fund may invest to a limited extent in privately issued bonds with the third highest credit rating. The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.



Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Pacific Investment Management Company ("PIMCO") to serve as the fund's investment adviser. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, yield curve and sector and prepayment exposure, as appropriate.


PRINCIPAL RISKS:

An investment in the fund is not guaranteed; investors may lose money by investing in the fund.


The fund is subject to interest rate risk, which is the risk that the value of its investments generally will fall when interest rates rise. Because the fund invests significantly in mortgage-backed securities, it also is subject to prepayment risk. When interest rates fall, the underlying mortgages may be paid earlier than expected and the fund may have to reinvest these prepayments at lower interest rates. Mortgage prepayments tend to occur more slowly than expected when interest rates rise, which may extend the duration of mortgage-backed securities and make their value more volatile. The fund also is subject to credit risk, which is the risk that issuers may fail, or become less able, to make principal or interest payments when due.


More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies." In particular, see the following headings:

- Interest Rate Risk


- Prepayment Risk


- Leverage Risk

- Credit Risk

- Derivatives Risk

INFORMATION ON THE FUND'S RECENT INVESTMENT STRATEGIES AND HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THESE REPORTS).

--------------------------------------------------------------------------------
                               Prospectus Page 6

--------------------------------------------------------------------------------
                            ------------------------
        PaineWebber PACE Government Securities Fixed Income Investments


                                  PERFORMANCE


--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE:

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the annual PACE Program fee; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses. The table does reflect the annual PACE Program fee.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


1996           4.26%
1997           9.04%
1998           6.42%
Percentages
Calendar Year


Total Return January 1 to September 30, 1999 -- 0.86%



Best quarter during calendar years shown: 2nd quarter, 1997 -- 3.50%



Worst quarter during calendar years shown: 1st quarter, 1996 -- (1.33)%


AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 1998


                                                                          LEHMAN BROTHERS
                                                                          MORTGAGE BACKED
(INCEPTION DATE)                                              (8/24/95)   SECURITIES INDEX
----------------                                              ---------   ----------------
One Year....................................................    4.84%          6.95%
Life of Fund................................................    5.76%          7.83%


--------------------------------------------------------------------------------
                               Prospectus Page 7

--------------------------------------------------------------------------------
                            ------------------------
        PaineWebber PACE Government Securities Fixed Income Investments


                            EXPENSES AND FEE TABLES


--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)...........................................  None
Maximum Contingent Deferred Sales Charge (Load) (as a % of
  offering price)...........................................  None
Maximum Annual Account Fee for PaineWebber PACE Program (as
  a % of average value of shares held on the last calendar
  day of the previous quarter)..............................  1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................  0.50%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses*.............................................  0.43%
                                                              ----
Total Annual Fund Operating Expenses........................  0.93%+
                                                              ====
Expense Reimbursements**....................................  0.06%
                                                              ----
Net Expenses**..............................................  0.87%+
                                                              ====


---------

 *  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.


** The fund and Mitchell Hutchins have entered into an expense reimbursement agreement. Mitchell Hutchins has agreed to reimburse the fund to the extent that the fund's expenses through the end of the current fiscal year otherwise would exceed the "Net Expenses" rate shown above. The fund has agreed to repay Mitchell Hutchins for those reimbursed expenses if it can do so over the following three years without causing the fund's expenses in any of those three years to exceed the "Net Expenses" rate.



 + Includes 0.02% of interest expense related to reverse repurchase agreements during the year ended July 31, 1999.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the one year period when the fund's expenses are lower due to its reimbursement agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS    5 YEARS    10 YEARS
------   --------   --------   --------
 $240      $752      $1,290     $2,762


--------------------------------------------------------------------------------
                               Prospectus Page 8

--------------------------------------------------------------------------------
                            ------------------------
             PaineWebber PACE Intermediate Fixed Income Investments

                   PACE Intermediate Fixed Income Investments


                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


--------------------------------------------------------------------------------

FUND OBJECTIVE:

Current income, consistent with reasonable stability of principal.

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests in bonds of varying maturities, but normally limits its overall portfolio "duration" to between two and four and one-half years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.


The fund invests primarily in U.S. and foreign government bonds, U.S. and foreign corporate bonds and bonds that are backed by mortgages or other assets. The fund limits its investments to investment grade bonds. The fund also may invest in preferred stocks.



The fund's investments in securities of foreign issuers may include, to a limited extent, securities that are denominated in foreign currencies of developed countries. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.



Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Pacific Income Advisers, Inc. to serve as the fund's investment adviser. Pacific Income Advisers seeks to anticipate yield curve shifts and actively rotates the fund's investments among different fixed income sectors based on its assessment of the risks and rewards of each sector. Pacific Income Advisers uses a proprietary risk-adjustment model to identify bonds for purchase that it believes are undervalued on a risk-adjusted basis. When a bond held in the portfolio returns to its fair value (as established by the risk-adjustment model), it is sold and replaced with another undervalued security. Pacific Income Advisers monitors changes in the prepayment expectations of the fund's mortgage-backed securities. Pacific Income Advisers also buys and sells securities to adjust the fund's average portfolio duration as appropriate.


PRINCIPAL RISKS:

An investment in the fund is not guaranteed; investors may lose money by investing in the fund.


The fund is subject to interest rate risk, which is the risk that the value of its investments generally will fall when interest rates rise. The fund also is subject to credit risk, which is the risk that issuers may fail, or become less able, to make principal or interest payments when due. Because the fund may invest significantly in mortgage-backed securities, it also can be subject to prepayment risk. When interest rates fall, the underlying mortgages may be paid earlier than expected and the fund may have to reinvest these prepayments at lower interest rates. Mortgage prepayments tend to occur more slowly than expected when interest rates rise, which may extend the duration of mortgage-backed securities and make their value more volatile. Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. As a result, changes in the market value of a single issuer can have a greater effect on the fund's performance and share price than if the fund held a smaller position.


More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies." In particular, see the following headings:

- Interest Rate Risk

- Credit Risk


- Prepayment Risk


- Non-Diversified Status Risk

- Foreign Securities Risk

- Derivatives Risk

INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THESE REPORTS).

--------------------------------------------------------------------------------
                               Prospectus Page 9

--------------------------------------------------------------------------------
                            ------------------------
             PaineWebber PACE Intermediate Fixed Income Investments


                                  PERFORMANCE


--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE:

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the annual PACE Program fee; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses. The table does reflect the annual PACE Program fee.


The bar chart shows how the fund's performance has varied from year to year.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1996           3.14%
1997           7.45%
1998           7.36%
Percentages
Calendar Year


Total Return January 1 to September 30, 1999 -- (0.02)%



Best quarter during calendar years shown: 3rd quarter, 1998 -- 4.17%



Worst quarter during calendar years shown: 1st quarter, 1996 -- (1.13)%


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1998


                                                                           LEHMAN BROTHERS
                                                                          INTERMEDIATE-TERM
                                                                         GOVERNMENT/CORPORATE
(INCEPTION DATE)                                             (8/24/95)          INDEX
----------------                                             ---------   --------------------
One Year...................................................    5.76%            8.44%
Life of Fund...............................................    4.95%            7.41%


--------------------------------------------------------------------------------
                               Prospectus Page 10

--------------------------------------------------------------------------------
                            ------------------------
             PaineWebber PACE Intermediate Fixed Income Investments


                            EXPENSES AND FEE TABLES


--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)...........................................  None
Maximum Contingent Deferred Sales Charge (Load) (as a % of
  offering price)...........................................  None
Maximum Annual Account Fee for PaineWebber PACE Program (as
  a % of average value of shares held on the last calendar
  day of the previous quarter)..............................   1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................   0.40%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses*.............................................   0.40%
                                                               ----
Total Annual Fund Operating Expenses........................   0.80%
                                                               ====


---------


*  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------   --------   --------   --------
 $233       $718      $1,230     $2,636


--------------------------------------------------------------------------------
                               Prospectus Page 11

--------------------------------------------------------------------------------
                            ------------------------
              PaineWebber PACE Strategic Fixed Income Investments

                    PACE Strategic Fixed Income Investments


                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


--------------------------------------------------------------------------------

FUND OBJECTIVE:

Total return consisting of income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between three and eight years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

The fund invests primarily in investment grade bonds of governmental and private issuers in the United States and foreign countries, including bonds that are backed by mortgages or other assets, and in bonds that are convertible into common stock. The fund's investments in securities of foreign issuers may include, to a limited extent, securities that are denominated in foreign currencies.


The fund also invests, to a limited extent, in bonds that are below investment grade. Securities rated below investment grade are commonly known as "junk bonds." The fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.



Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Pacific Investment Management Company ("PIMCO") to serve as the fund's investment adviser. PIMCO seeks to invest the fund's assets in those areas of the bond market that it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, yield curve and sector and prepayment exposure, as appropriate.

PRINCIPAL RISKS:

An investment in the fund is not guaranteed; investors may lose money by investing in the fund.


The fund is subject to interest rate risk, which is the risk that the value of its investments generally will fall when interest rates rise. Because the fund invests significantly in mortgage-backed securities, it also is subject to prepayment risk. When interest rates fall, the underlying mortgages may be paid earlier than expected and the fund may have to reinvest these prepayments at lower interest rates. Mortgage prepayments tend to occur more slowly than expected when interest rates rise, which may extend the duration of mortgage-backed securities and make their value more volatile. The fund also is subject to credit risk, which is the risk that issuers may fail, or become less able, to make principal or interest payments when due. This risk is greater for bonds that are rated below investment grade. The value of the fund's foreign investments may fall due to adverse political, social and economic developments abroad.


More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies." In particular, see the following headings:

- Interest Rate Risk


- Prepayment Risk


- Credit Risk

- Foreign Securities Risk

- Leverage Risk

- Derivatives Risk

INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THESE REPORTS).

--------------------------------------------------------------------------------
                               Prospectus Page 12

--------------------------------------------------------------------------------
                            ------------------------
              PaineWebber PACE Strategic Fixed Income Investments


                                  PERFORMANCE


--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE:

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the annual PACE Program fee; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses. The table does reflect the annual PACE Program fee.


The table that follows the bar chart shows the average annual returns over several time periods compared to the return of a broad-based market index.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1996            3.22%
1997           10.19%
1998            8.22%
Percentages
Calendar Year


Total Return January 1 to September 30, 1999 -- (2.48)%



Best quarter during calendar years shown: 3rd quarter, 1998 -- 4.52%



Worst quarter during calendar years shown: 1st quarter, 1996 -- (2.21)%


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1998


                                                                           LEHMAN BROTHERS
                                                                         GOVERNMENT/CORPORATE
(INCEPTION DATE)                                             (8/24/95)          INDEX
----------------                                             ---------   --------------------
One Year...................................................    6.61%             9.47%
Life of Fund...............................................    7.88%             8.37%


--------------------------------------------------------------------------------
                               Prospectus Page 13

--------------------------------------------------------------------------------
                            ------------------------
              PaineWebber PACE Strategic Fixed Income Investments


                            EXPENSES AND FEE TABLES


--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)...........................................  None
Maximum Contingent Deferred Sales Charge (Load) (as a % of
  offering price)...........................................  None
Maximum Annual Account Fee for PaineWebber PACE Program (as
  a % of average value of shares held on the last calendar
  day of the previous quarter)..............................   1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................   0.50%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses*.............................................   0.42%
                                                               ----
Total Annual Fund Operating Expenses........................   0.92%+
                                                               ====
Expense Reimbursements**....................................   0.04%
                                                               ----
Net Expenses**..............................................   0.88%+
                                                               ====


---------

 *  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.


** The fund and Mitchell Hutchins have entered into an expense reimbursement agreement. Mitchell Hutchins has agreed to reimburse the fund to the extent that the fund's expenses through the end of the current fiscal year otherwise would exceed the "Net Expenses" rate shown above. The fund has agreed to repay Mitchell Hutchins for those reimbursed expenses if it can do so over the following three years without causing the fund's expenses in any of those three years to exceed the "Net Expenses" rate.



 + Includes 0.03% of interest expense related to reverse repurchase agreements for the year ended July 31, 1999.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the one year period when the fund's expenses are lower due to its reimbursement agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS    5 YEARS    10 YEARS
------   --------   --------   --------
 $241      $751      $1,287     $2,753


--------------------------------------------------------------------------------
                               Prospectus Page 14

--------------------------------------------------------------------------------
                            ------------------------
              PaineWebber PACE Municipal Fixed Income Investments

                    PACE Municipal Fixed Income Investments


                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


--------------------------------------------------------------------------------

FUND OBJECTIVE:

High current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGIES:


The fund invests substantially all of its assets in investment grade municipal bonds of varying maturities. These are bonds and similar securities that are exempt from federal income tax. Normally, the fund limits its investments in municipal bonds that are subject to the federal alternative minimum tax (AMT) so that not more than 25% of its interest income will be subject to the AMT. The fund invests in municipal bonds that are subject to the AMT when its investment adviser believes that they offer attractive yields relative to municipal bonds that have similar investment characteristics but are not subject to the AMT.


The fund normally limits its portfolio "duration" to between three and seven years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio. The fund may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds that are secured or backed by the U.S. Treasury or other U.S. government guaranteed securities.


The fund limits its investments in municipal bonds with the lowest investment grade rating to 15% of its total assets at the time the bonds are purchased. The fund may (but is not required to) use interest rate futures contracts and other derivatives as part of its investment strategy or to help manage its portfolio duration.



Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Deutsche Asset Management, Inc. ("DAM") (formerly known as Morgan Grenfell Capital Management, Incorporated) to serve as the fund's investment adviser. DAM employs an issue-oriented relative value municipal bond investment discipline, rather than using more traditional techniques such as forecasting interest rates or anticipating credit rating upgrades. DAM believes that the municipal market is highly inefficient and fragmented, offering opportunities to purchase high-quality bonds at attractive prices. DAM emphasizes individual bond issues with intermediate maturities, including federal government or letter of credit-based securities.


PRINCIPAL RISKS:

An investment in the fund is not guaranteed; investors may lose money by investing in the fund.


The fund is subject to interest rate risk, which is the risk that the value of its investments generally will fall when interest rates rise. The fund is also subject to credit risk, which is the risk that the issuers of municipal bonds may not make principal or interest payments when due. The fund's ability to invest more than 25% of its total assets in municipal housing obligations means that the fund will be subject to greater risk than a fund with less concentrated investments. The market for municipal bonds can be adversely affected by legislative proposals to eliminate or limit the tax-exempt status of municipal bond interest or the fund's dividends.


More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies." In particular, see the following headings:

- Interest Rate Risk

- Credit Risk

- Related Securities Concentration Risk

- Political Risk


- Derivatives Risk



INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THESE REPORTS).


--------------------------------------------------------------------------------
                               Prospectus Page 15

--------------------------------------------------------------------------------
                            ------------------------
              PaineWebber PACE Municipal Fixed Income Investments


                                  PERFORMANCE


--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE:

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the annual PACE Program fee; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses. The table does reflect the annual PACE Program fee.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PERCENTAGES
1996           4.86%
1997           7.01%
1998           5.39%
Calendar Year


Total Return January 1 to September 30, 1999 -- (1.39)%



Best quarter during calendar years shown: 3rd quarter, 1998 -- 2.52%



Worst quarter during calendar years shown: 1st quarter, 1996 -- (1.13)%


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1998


                                                                            LEHMAN BROTHERS
                                                                          MUNICIPAL FIVE-YEAR
(INCEPTION DATE)                                              (8/24/95)          INDEX
----------------                                              ---------   -------------------
One Year....................................................    3.82%            5.84%
Life of Fund................................................    5.08%            5.64%


--------------------------------------------------------------------------------
                               Prospectus Page 16

--------------------------------------------------------------------------------
                            ------------------------
              PaineWebber PACE Municipal Fixed Income Investments


                            EXPENSES AND FEE TABLES


--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)...........................................  None
Maximum Contingent Deferred Sales Charge (Load) (as a % of
  offering price)...........................................  None
Maximum Annual Account Fee for PaineWebber PACE Program (as
  a % of average value of shares held on the last calendar
  day of the previous quarter)..............................  1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................  0.40%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses*.............................................  0.49%
                                                              ----
Total Annual Fund Operating Expenses........................  0.89%
                                                              ====
Expense Reimbursements**....................................  0.04%
                                                              ----
Net Expenses**..............................................  0.85%
                                                              ====


---------

 *  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.


** The fund and Mitchell Hutchins have entered into an expense reimbursement agreement. Mitchell Hutchins has agreed to reimburse the fund to the extent that the fund's expenses through the end of the current fiscal year otherwise would exceed the "Net Expenses" rate shown above. The fund has agreed to repay Mitchell Hutchins for those reimbursed expenses if it can do so over the following three years without causing the fund's expenses in any of those three years to exceed the "Net Expenses" rate .


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the one year period when the fund's expenses are lower due to its reimbursement agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS    5 YEARS    10 YEARS
------   --------   --------   --------
 $238      $742      $1,272     $2,723


--------------------------------------------------------------------------------
                               Prospectus Page 17

--------------------------------------------------------------------------------
                            ------------------------
                PaineWebber PACE Global Fixed Income Investments

                      PACE Global Fixed Income Investments


                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


--------------------------------------------------------------------------------

FUND OBJECTIVE:

High total return.

PRINCIPAL INVESTMENT STRATEGIES:


The fund invests primarily in high-grade bonds of governmental and private issuers in the United States and developed foreign countries. These high-grade bonds are rated in one of the three highest rating categories or are of comparable quality. The fund invests, to a limited extent, in lower rated bonds of governmental and private issuers in emerging markets, including bonds that are rated below investment grade.


The fund invests in bonds of varying maturities, but normally limits its portfolio "duration" to between four and eight years. "Duration" is a measure of the fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.


The fund's assets are normally invested in part in bonds of U.S. government and private issuers and the balance of its assets is allocated among bonds of governmental and private issuers in various foreign countries. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.



Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Rogge Global Partners plc to serve as the fund's investment adviser. Rogge Global Partners seeks to invest the fund's assets in bonds of issuers infinancially healthy countries because it believes that these investments produce the highest bond and currency returns over time. Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the fund.


PRINCIPAL RISKS:

An investment in the fund is not guaranteed; investors may lose money by investing in the fund.


The fund is subject to interest rate risk, which is the risk that the value of its investments generally will fall when interest rates rise. The value of the fund's foreign investments also may fall due to adverse political, social and economic developments abroad. The fund also is subject to credit risk, which is the risk that issuers may fail, or become less able to make principal or interest payments when due. This risk is greater for bonds rated below investment grade. Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. As a result, changes in the market value of a single issuer can have a greater effect on the fund's performance and share price than if the fund held a smaller position.


More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies." In particular, see the following headings:


- Interest Rate Risk



- Foreign Securities Risk



- Credit Risk


- Emerging Markets Risk

- Sovereign Risk

- Non-Diversified Status Risk

- Derivatives Risk

INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THESE REPORTS).

--------------------------------------------------------------------------------
                               Prospectus Page 18

--------------------------------------------------------------------------------
                            ------------------------
                PaineWebber PACE Global Fixed Income Investments


                                  PERFORMANCE


--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE:

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the annual PACE Program fee; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses. The table does reflect the annual PACE Program fee.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1996            4.59%
1997            1.00%
1998           18.60%
Percentages
Calendar Year


Total Return January 1 to September 30, 1999 -- (6.68)%



Best quarter during calendar years shown: 3rd quarter, 1998 -- 8.60%



Worst quarter during calendar years shown: 1st quarter, 1997 -- (3.92)%


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1998


                                                                         SALOMON SMITH BARNEY
                                                                           WORLD GOVERNMENT
(INCEPTION DATE)                                             (8/24/95)        BOND INDEX
----------------                                             ---------   --------------------
One Year...................................................   16.83%            15.31%
Life of Fund...............................................    7.32%             7.19%


--------------------------------------------------------------------------------
                               Prospectus Page 19

--------------------------------------------------------------------------------
                            ------------------------
                PaineWebber PACE Global Fixed Income Investments


                            EXPENSES AND FEE TABLES


--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)...........................................  None
Maximum Contingent Deferred Sales Charge (Load) (as a % of
  offering price)...........................................  None
Maximum Annual Account Fee for PaineWebber PACE Program (as
  a % of average value of shares held on the last calendar
  day of the previous quarter)..............................  1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................  0.60%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses*.............................................  0.57%
                                                              ----
Total Annual Fund Operating Expenses........................  1.17%
                                                              ====
Expense Reimbursements**....................................  0.22%
                                                              ----
Net Expenses**..............................................  0.95%
                                                              ====


---------

 *  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.


** The fund and Mitchell Hutchins have entered into an expense reimbursement agreement. Mitchell Hutchins has agreed to reimburse the fund to the extent that the fund's expenses through the end of the current fiscal year otherwise would exceed the "Net Expenses" rate shown above. The fund has agreed to repay Mitchell Hutchins for those reimbursed expenses if it can do so over the following three years without causing the fund's expenses in any of those three years to exceed the "Net Expenses" rate.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the one year period when the fund's expenses are lower due to its reimbursement agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS    5 YEARS    10 YEARS
------   --------   --------   --------
 $248      $809      $1,395     $2,987


--------------------------------------------------------------------------------
                               Prospectus Page 20

--------------------------------------------------------------------------------
                            ------------------------
            PaineWebber PACE Large Company Value Equity Investments

                  PACE Large Company Value Equity Investments


                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


--------------------------------------------------------------------------------

FUND OBJECTIVES:

Capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES:


The fund invests primarily in stocks of U.S. companies that are believed to be undervalued and that have total market capitalizations of $4.0 billion or greater at the time of purchase.



The fund may invest, to a limited extent, in other securities, including stocks of companies with smaller total market capitalizations and convertible bonds that are rated below investment grade. The fund may invest up to 5% of its total assets in U.S. dollar-denominated foreign securities. The fund also may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.



Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Brinson Partners, Inc. to serve as the fund's investment adviser. Brinson Partners looks for undervalued stocks within the context of its macroeconomic and market outlooks. Its research focuses on several levels of analysis, including understanding wealth shifts that occur within the equity market and individual company research. It conducts fundamental research on a universe of approximately 700 stocks. Brinson Partners quantifies its expectations of a company's ability to generate profit and grow its business into the future and discounts to the present all future cash flows to the fund from an investment to calculate a present or intrinsic value. This value estimate is generated by a proprietary valuation model and is compared to market price and ranked against other stocks. Brinson Partners uses these rankings, together with its own investment judgment, to buy and sell stocks for the fund.


PRINCIPAL RISKS:

An investment in the fund is not guaranteed; investors may lose money by investing in the fund.

Common stocks, which are the fund's main investment, generally fluctuate in value more than other investments. The fund could lose all of its investment in a company's stock.

More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies." In particular, see the following headings:

- Equity Risk


- Foreign Securities Risk


- Derivatives Risk

INFORMATION ON THE FUND'S RECENT INVESTMENT STRATEGIES AND HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THESE REPORTS).

--------------------------------------------------------------------------------
                               Prospectus Page 21

--------------------------------------------------------------------------------
                            ------------------------
            PaineWebber PACE Large Company Value Equity Investments


                                  PERFORMANCE


--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE:

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the annual PACE Program fee; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses. The table does reflect the annual PACE Program fee.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PERCENTAGES
1996           25.11%
1997           24.75%
1998           18.36%
Calendar Year


Total Return January 1 to September 30, 1999 -- (5.50)%



Best quarter during calendar years shown: 4th quarter, 1998 -- 16.26%



Worst quarter during calendar years shown: 3rd quarter, 1998 -- (10.44)%


AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 1998


                                                                          RUSSELL 1000
(INCEPTION DATE)                                              (8/24/95)   VALUE INDEX
----------------                                              ---------   ------------
One Year....................................................   16.59%        15.63%
Life of Fund................................................   22.22%        24.95%


--------------------------------------------------------------------------------
                               Prospectus Page 22

--------------------------------------------------------------------------------
                            ------------------------
            PaineWebber PACE Large Company Value Equity Investments


                            EXPENSES AND FEE TABLES


--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)...........................................  None
Maximum Contingent Deferred Sales Charge (Load) (as a % of
  offering price)...........................................  None
Maximum Annual Account Fee for PaineWebber PACE Program (as
  a % of average value of shares held on the last calendar
  day of the previous quarter)..............................  1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................  0.60%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses*.............................................  0.36%
                                                              ----
Total Annual Fund Operating Expenses........................  0.96%
                                                              ====


---------


*  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR   3 YEARS    5 YEARS    10 YEARS
------   --------   --------   --------
 $249      $767      $1,311     $2,796


--------------------------------------------------------------------------------
                               Prospectus Page 23

--------------------------------------------------------------------------------
                            ------------------------
            PaineWebber PACE Large Company Growth Equity Investments

                  PACE Large Company Growth Equity Investments


                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


--------------------------------------------------------------------------------


FUND OBJECTIVE:


Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:


The fund invests primarily in stocks of companies that are believed to have faster rates of earnings growth than the average rate of companies in the Standard & Poor's 500 Composite Stock Price Index and that have total market capitalizations of $4.0 billion or greater at the time of purchase. Dividend income is an incidental consideration in the investment adviser's selection of stocks for the fund.



The fund may invest, to a limited extent, in other securities, including securities convertible into stocks and stocks of companies with smaller total market capitalizations. The fund may invest up to 5% of its total assets in U.S. dollar-denominated foreign securities. The fund also may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.



Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Alliance Capital Management L.P. to serve as the fund's investment adviser. Alliance Capital Management follows its "disciplined growth" strategy in managing the fund's investments and seeks to identify the best combinations of earnings growth and reasonable valuation in selecting stocks for the fund. Alliance Capital Management ranks each stock in its investment universe based on its analysts' assessments and fundamental research that includes six measures of earnings growth and valuation. The fund normally invests in stocks that rank in the top 30% of this research universe and generally sells stocks that rank in the bottom half.


PRINCIPAL RISKS:

An investment in the fund is not guaranteed; investors may lose money by investing in the fund.

Common stocks, which are the fund's main investment, generally fluctuate in value more than other investments. The fund could lose all of its investment in a company's stock.

More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies." In particular, see the following headings:

- Equity Risk


- Foreign Securities Risk



- Derivatives Risk


INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING SUCH REPORTS).

--------------------------------------------------------------------------------
                               Prospectus Page 24

--------------------------------------------------------------------------------
                            ------------------------
            PaineWebber PACE Large Company Growth Equity Investments


                                  PERFORMANCE


--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE:

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the annual PACE Program fee; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses. The table does reflect the annual PACE Program fee.


The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to November 10, 1997, which is the date on which Alliance Capital Management assumed day-to-day management of the fund's assets. Prior to that date, another investment manager was responsible for managing the fund's assets.

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PERCENTAGES
1996           21.24%
1997           24.79%
1998           40.05%
CALENDAR YEAR


Total Return January 1 to September 30, 1999 -- 5.88%



Best quarter during calendar years shown: 4th quarter, 1998 -- 31.80%



Worst quarter during calendar years shown: 3rd quarter, 1998 -- (14.42)%


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1998


                                                                          RUSSELL 1000
(INCEPTION DATE)                                              (8/24/95)   GROWTH INDEX
----------------                                              ---------   ------------
One Year....................................................   37.96%        38.70%
Life of Fund................................................   25.58%        30.64%


--------------------------------------------------------------------------------
                               Prospectus Page 25

--------------------------------------------------------------------------------
                            ------------------------
            PaineWebber PACE Large Company Growth Equity Investments


                            EXPENSES AND FEE TABLES


--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)...........................................  None
Maximum Contingent Deferred Sales Charge (Load) (as a % of
  offering price)...........................................  None
Maximum Annual Account Fee for PaineWebber PACE Program (as
  a % of average value of shares held on the last calendar
  day of the previous quarter)..............................  1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................  0.60%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses*.............................................  0.37%
                                                              ----
Total Annual Fund Operating Expenses........................  0.97%
                                                              ====


---------


 *  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR   3 YEARS    5 YEARS    10 YEARS
------   --------   --------   --------
 $250      $770      $1,316     $2,806


--------------------------------------------------------------------------------
                               Prospectus Page 26

--------------------------------------------------------------------------------
                            ------------------------
         PaineWebber PACE Small/Medium Company Value Equity Investments

               PACE Small/Medium Company Value Equity Investments


                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


--------------------------------------------------------------------------------

FUND OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:


The fund invests primarily in stocks of companies that are believed to be undervalued or overlooked in the market place and that have total market capitalizations of less than $4.0 billion at the time of purchase. These stocks also generally have price-to-earnings ("P/E") ratios below the market average. The fund invests only in stocks that are traded on major exchanges or the over-the-counter market.



The fund may invest, to a limited extent in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund also may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.



Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Ariel Capital Management, Inc. and Brandywine Asset Management, Inc. to serve as the fund's investment advisers. Mitchell Hutchins allocates the fund's assets between the two investment advisers.



Ariel Capital Management, Inc. invests its share of the fund's assets primarily in common stocks of medium size companies that it believes are misunderstood or undervalued. It seeks to identify companies in consistent industries with distinct market niches and excellent management teams. It defines value stocks as those that have a low P/E ratio based on forward earnings and that trade at a significant discount to the private market value that Ariel calculates for each stock. Ariel generally sells stocks that cease to meet these criteria or that are at risk for fundamental deterioration.



Brandywine Asset Management, Inc. invests its share of the fund's assets primarily in small companies by starting with quantitative analysis that focuses on stocks with low P/E ratios. Brandywine defines a low P/E ratio (based on positive trailing 12-month operating earnings) as one that places a company among the lowest 25% based on P/E ratios for all exchange-traded and over-the-counter stocks with positive earnings and a capitalization greater than $10 million. Brandywine then uses fundamental analysis to exclude stocks based on earnings adjustments that raise P/E above the lowest quartile, pre-announced earnings changes that are expected to raise P/E when formally announced, strong recent price gains and severe or sudden fundamental deterioration. Brandywine also uses this analysis technique in determining when to sell stocks.


PRINCIPAL RISKS:

An investment in the fund is not guaranteed; investors may lose money by investing in the fund.

Common stocks, which are the fund's main investment, generally fluctuate in value more than other investments. The fund could lose all of its investment in a company's stock. This risk is greater for the common stocks of smaller companies because they are more vulnerable to adverse business or economic developments and may have more limited resources.

More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies." In particular, see the following headings:

- Equity Risk

- Limited Capitalization Risk

- Derivatives Risk

INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THESE REPORTS).

--------------------------------------------------------------------------------
                               Prospectus Page 27

--------------------------------------------------------------------------------
                            ------------------------
         PaineWebber PACE Small/Medium Company Value Equity Investments


                                  PERFORMANCE


--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE:

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the annual PACE Program fee; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses. The table does reflect the annual PACE Program fee.



The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 1, 1999, which is the date on which Ariel Capital Management, Inc. assumed day-to-day management of a portion of the fund's assets. Prior to that date, Brandywine Asset Management, Inc. was responsible for managing all the fund's assets.


TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PERCENTAGES
1996           22.35%
1997           37.26%
1998           -9.34%
CALENDAR YEAR


Total Return January 1 to September 30, 1999 -- (1.77)%



Best quarter during calendar years shown: 2nd quarter, 1997 -- 15.64%



Worst quarter during calendar years shown: 3rd quarter, 1998 -- (20.00)%

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 1998


                                                                          RUSSELL 2500
(INCEPTION DATE)                                              (8/24/95)   VALUE INDEX
----------------                                              ---------   ------------
One Year....................................................  (10.69)%       (1.92)%
Life of Fund................................................   11.62%        16.88%


--------------------------------------------------------------------------------
                               Prospectus Page 28

--------------------------------------------------------------------------------
                            ------------------------
         PaineWebber PACE Small/Medium Company Value Equity Investments


                            EXPENSES AND FEE TABLES


--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)...........................................  None
Maximum Contingent Deferred Sales Charge (Load) (as a % of
  offering price)...........................................  None
Maximum Annual Account Fee for PaineWebber PACE Program (as
  a % of average value of shares held on the last calendar
  day of the previous quarter)..............................  1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................  0.60%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses*.............................................  0.41%
                                                              ----
Total Annual Fund Operating Expenses........................  1.01%
                                                              ====
Expense Reimbursements**....................................  0.01%
                                                              ----
Net Expenses**..............................................  1.00%
                                                              ====


---------

 *  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.


** The fund and Mitchell Hutchins have entered into an expense reimbursement agreement. Mitchell Hutchins has agreed to reimburse the fund to the extent that the fund's expenses through the end of the current fiscal year otherwise would exceed the "Net Expenses" rate shown above. The fund has agreed to repay Mitchell Hutchins for those reimbursed expenses if it can do so over the following three years without causing the fund's expenses in any of those three years to exceed the "Net Expenses" rate.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the one year period when the fund's expenses are lower due to its reimbursement agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS    5 YEARS    10 YEARS
------   --------   --------   --------
 $253      $781      $1,335     $2,845


--------------------------------------------------------------------------------
                               Prospectus Page 29

--------------------------------------------------------------------------------
                            ------------------------
        PaineWebber PACE Small/Medium Company Growth Equity Investments

              PACE Small/Medium Company Growth Equity Investments


                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


--------------------------------------------------------------------------------

FUND OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:


The fund invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market and that have total market capitalizations of less than $4.0 billion at the time of purchase. Dividend income is an incidental consideration in the investment adviser's selection of stocks for the fund.



The fund may invest, to a limited extent, in stocks of companies with larger total market capitalizations and other securities, including securities convertible into stocks. The fund may invest up to 5% of its total assets in U.S. dollar-denominated foreign securities. The fund also may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.



Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Delaware Management Company, Inc. to serve as the fund's investment adviser. Delaware Management Company employs a bottom-up, fundamental analysis to identify companies that have substantially above average earnings growth because of management changes, new products, growth of established products or structural changes in the economy. Delaware Management Company also considers a company's management team quality and the strength of its finances and internal controls in selecting stocks for the fund. Although Delaware Management Company follows companies in a full range of market sectors, it may focus on a limited number of attractive industries.


PRINCIPAL RISKS:

An investment in the fund is not guaranteed; investors may lose money by investing in the fund.

Common stocks, which are the fund's main investment, generally fluctuate in value more than other investments. The fund could lose all of its investment in a company's stock. This risk is greater for the common stocks of smaller companies because they are more vulnerable to adverse business or economic developments and may have more limited resources.
More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies." In particular, see the following headings:

- Equity Risk

- Limited Capitalization Risk

- Derivatives Risk

INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THESE REPORTS).

--------------------------------------------------------------------------------
                               Prospectus Page 30

--------------------------------------------------------------------------------
                            ------------------------
        PaineWebber PACE Small/Medium Company Growth Equity Investments


                                  PERFORMANCE


--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE:

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the annual PACE Program fee; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses. The table does reflect the annual PACE Program fee.


The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to December 17, 1996, which is the date on which Delaware Management Company assumed day-to-day management of the fund's assets. Prior to that date, another investment manager was responsible for managing the fund's assets.

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1996            7.36%
1997           21.73%
1998           14.86%
Percentages
Calendar Year


Total Return January 1 to September 30, 1999 -- 29.39%



Best quarter during calendar years shown: 4th quarter, 1998 -- 24.38%



Worst quarter during calendar years shown: 3rd quarter, 1998 -- (15.44)%


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1998


                                                                          RUSSELL 2500
(INCEPTION DATE)                                              (8/24/95)   GROWTH INDEX
----------------                                              ---------   ------------
One Year....................................................   13.15%         3.10%
Life of Fund................................................   10.72%        10.99%


--------------------------------------------------------------------------------
                               Prospectus Page 31

--------------------------------------------------------------------------------
                            ------------------------
        PaineWebber PACE Small/Medium Company Growth Equity Investments


                            EXPENSES AND FEE TABLES


--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)...........................................  None
Maximum Contingent Deferred Sales Charge (Load) (as a % of
  offering price)...........................................  None
Maximum Annual Account Fee for PaineWebber PACE Program (as
  a % of average value of shares held on the last calendar
  day of the previous quarter)..............................  1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................  0.60%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses*.............................................  0.41%
                                                              ----
Total Annual Fund Operating Expenses........................  1.01%
                                                              ====
Expense Reimbursements**....................................  0.01%
                                                              ----
Net Expenses**..............................................  1.00%
                                                              ====


---------

 *  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.


** The fund and Mitchell Hutchins have entered into an expense reimbursement agreement. Mitchell Hutchins has agreed to reimburse the fund to the extent that the fund's expenses through the end of the current fiscal year otherwise would exceed the "Net Expenses" rate shown above. The fund has agreed to repay Mitchell Hutchins for those reimbursed expenses if it can do so over the following three years without causing the fund's expenses in any of those three years to exceed the "Net Expenses" rate.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the one year period when the fund's expenses are lower due to its reimbursement agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS    5 YEARS    10 YEARS
------   --------   --------   --------
 $253      $781      $1,335     $2,845


--------------------------------------------------------------------------------
                               Prospectus Page 32

--------------------------------------------------------------------------------
                            ------------------------
               PaineWebber PACE International Equity Investments

                     PACE International Equity Investments


                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


--------------------------------------------------------------------------------

FUND OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:


The fund invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in U.S. securities markets.



The fund may invest, to a limited extent, in stocks of companies in emerging markets, including Asia, Latin America and other regions where markets may not yet fully reflect the potential of the developing economy. The fund may also invest, to a limited extent, in securities of other investment companies that invest in foreign markets and securities convertible into stocks, including convertible bonds that are below investment grade. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.



Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Martin Currie, Inc. to serve as the fund's investment adviser. Martin Currie, Inc. looks for companies that exhibit strong fundamentals and attractive valuations based on estimates of future earnings. In making country allocation decisions, Martin Currie, Inc. considers such factors as economic and political stability, breadth and liquidity of the market, the nature of local investors, the currency outlook, valuation and the settlement system.


PRINCIPAL RISKS:

An investment in the fund is not guaranteed; investors may lose money by investing in the fund.

Common stocks, which are the fund's main investment, generally fluctuate in value more than other investments. The fund could lose all of its investment in a company's stock. The value of the fund's foreign investments may fall due to adverse political, social and economic developments abroad. This risk is greater for the fund's investments in emerging market issuers.

More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies." In particular, see the following headings:

- Equity Risk

- Foreign Securities Risk

- Emerging Markets Risk

- Derivatives Risk

INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THESE REPORTS).

--------------------------------------------------------------------------------
                               Prospectus Page 33

--------------------------------------------------------------------------------
                            ------------------------
               PaineWebber PACE International Equity Investments


                                  PERFORMANCE


--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE:

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the annual PACE Program fee; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses. The table does reflect the annual PACE Program fee.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PERCENTAGES
1996           10.30%
1997            9.46%
1998           16.34%
Calendar Year


Total Return January 1 to September 30, 1999 -- 9.06%



Best quarter during calendar years shown: 4th quarter, 1998 -- 19.70%



Worst quarter during calendar years shown: 3rd quarter, 1998 -- (14.64)%


AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 1998


                                                                           MSCI EUROPE,
                                                                             ASIA AND
(INCEPTION DATE)                                              (8/24/95)   FAR EAST INDEX
----------------                                              ---------   --------------
One Year....................................................   14.60%         20.00%
Life of Fund................................................   10.14%         10.00%


--------------------------------------------------------------------------------
                               Prospectus Page 34

--------------------------------------------------------------------------------
                            ------------------------
               PaineWebber PACE International Equity Investments


                            EXPENSES AND FEE TABLES


--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)...........................................  None
Maximum Contingent Deferred Sales Charge (Load) (as a % of
  offering price)...........................................  None
Maximum Annual Account Fee for PaineWebber PACE Program (as
  a % of average value of shares held on the last calendar
  day of the previous quarter)..............................  1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................  0.70%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses*.............................................  0.52%
                                                              ----
Total Annual Fund Operating Expenses........................  1.22%
                                                              ====


---------

 *  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 YEAR   3 YEARS    5 YEARS    10 YEARS
------   --------   --------   --------
 $275      $844      $1,440     $3,051


--------------------------------------------------------------------------------
                               Prospectus Page 35

--------------------------------------------------------------------------------
                            ------------------------
       PaineWebber PACE International Emerging Markets Equity Investments

             PACE International Emerging Markets Equity Investments


                   INVESTMENT OBJECTIVE, STRATEGIES AND RISK


--------------------------------------------------------------------------------

FUND OBJECTIVE:

Capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:


The fund invests primarily in stocks of companies domiciled in emerging market companies. The fund defines emerging market countries as countries that are not included in the MSCI Index of major world economies. The fund may not always diversify its investments on a geographic basis among emerging market countries.



The fund may invest, to a limited extent, in bonds, including up to 10% of its total assets in bonds that are below investment grade. Securities rated below investment grade are commonly known as "junk bonds." The fund may also invest, to a limited extent, in securities of other investment companies that invest in emerging markets. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.



Mitchell Hutchins Asset Management Inc., the fund's manager, has selected Schroder Investment Management North America Inc. to serve as the fund's investment adviser. Schroder Investment Management's network of regional specialists and analysts in 13 countries supports an intensive program of proprietary emerging markets research. Schroder Investment Management uses its research to identify attractively valued companies in emerging markets that it believes can leverage off the growth opportunities in these faster growing economies.


PRINCIPAL RISKS:

An investment in the fund is not guaranteed; investors may lose money by investing in the fund.


Common stocks, which are the fund's main investment, generally fluctuate in value more than other investments. The fund could lose all of its investment in a company's stock. The value of the fund's foreign investments may fall due to adverse political, social and economic developments abroad. These risks are greater for the fund's investments in emerging market issuers. To the extent the fund invests a significant portion of its assets in one geographic area, it will be more susceptible to factors adversely affecting that area.


More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies." In particular, see the following headings:

- Equity Risk

- Foreign Securities Risk

- Emerging Markets Risk

- Geographic Concentration Risk

- Derivatives Risk

INFORMATION ON THE FUND'S INVESTMENT STRATEGIES AND RECENT HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING SUCH REPORTS)

--------------------------------------------------------------------------------
                               Prospectus Page 36

--------------------------------------------------------------------------------
                            ------------------------
       PaineWebber PACE International Emerging Markets Equity Investments

                                  PERFORMANCE

--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE:

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the annual PACE Program fee; if it did, the total returns shown would be lower.


The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any fees or expenses. The table does reflect the annual PACE Program fee.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1996             8.52%
1997            -4.72%
1998           -24.43%
PERCENTAGES
CALENDAR YEAR


Total Return January 1 to September 30, 1999 -- 27.29%



Best quarter during calendar years shown: 4th quarter, 1998 -- 16.34%



Worst quarter during calendar years shown: 3rd quarter, 1998 -- (21.52)%


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1998


                                                                          MSCI EMF
(INCEPTION DATE)                                              (8/24/95)    INDEX
----------------                                              ---------   --------
One Year....................................................  (25.56)%    (25.34)%
Life of Fund................................................   (8.98)%    (10.66)%


--------------------------------------------------------------------------------
                               Prospectus Page 37

--------------------------------------------------------------------------------
                            ------------------------
       PaineWebber PACE International Emerging Markets Equity Investments


                            EXPENSES AND FEE TABLES


--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)...........................................  None
Maximum Contingent Deferred Sales Charge (Load) (as a % of
  offering price)...........................................  None
Maximum Annual Account Fee for PaineWebber PACE Program (as
  a % of average value of shares held on the last calendar
  day of the previous quarter)..............................  1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................  0.90%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses*.............................................  0.89%
                                                              ----
Total Annual Fund Operating Expenses........................  1.79%
                                                              ====
Expense Reimbursements**....................................  0.29%
                                                              ----
Net Expenses**..............................................  1.50%
                                                              ====


---------

 *  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.


** The fund and Mitchell Hutchins have entered into an expense reimbursement agreement. Mitchell Hutchins has agreed to reimburse the fund to the extent that the fund's expenses through the end of the current fiscal year otherwise would exceed the "Net Expenses" rate shown above. The fund has agreed to repay Mitchell Hutchins for those reimbursed expenses if it can do so over the following three years without causing the fund's expenses in any of those three years to exceed the "Net Expenses" rate.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the one year period when the fund's expenses are lower due to its reimbursement agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS    5 YEARS    10 YEARS
------   --------   --------   --------
 $303      $986      $1,692     $3,566


--------------------------------------------------------------------------------
                               Prospectus Page 38

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                   MORE ABOUT RISKS AND INVESTMENT STRATEGIES

--------------------------------------------------------------------------------

PRINCIPAL RISKS

The main risks of investing in the funds are described below. Not all of these risks apply to each fund. You can find a list of the main risks that apply to a particular fund by looking under the "Investment Objective, Strategies and Risks" heading for that fund.

Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.


CREDIT RISK. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. Low quality bonds may fluctuate in value more than higher quality bonds and may be more difficult to sell during market downturns at the time and price a fund desires.


DERIVATIVES RISK. The value of "derivatives" -- so-called because their value "derives" from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible for a fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. If a fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, it is possible that the hedge will not succeed. This may happen for various reasons, including unexpected changes in the value of the derivatives that are not matched by opposite changes in the value of the rest of the fund's portfolio.

EMERGING MARKETS RISK. Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities (see below). However, the level of those risks often is higher due to the fact that political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger changes in value.

EQUITY RISK. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. A fund may lose a substantial part, or even all, of its investment in a company's stock.


FOREIGN SECURITIES RISK. Foreign securities involve risks that normally are not associated with securities of U.S. issuers. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. When a fund's securities are denominated in foreign currencies or it holds foreign currencies, the fund is also subject to the risk that the value of the foreign currency will fall in relation to the U.S. dollar.


GEOGRAPHIC CONCENTRATION. PACE International Emerging Markets Equity Investments will not necessarily seek to diversify its investments on a geographic basis within the emerging markets category. To the extent the fund concentrates its investments in issuers located in one country or area, the fund is more susceptible to factors adversely affecting that country or area.


INTEREST RATE RISK. The value of bonds can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. Because interest rate risk is the primary risk presented by U.S. government bonds and other very high quality bonds, changes in interest rates may have a greater effect on the value of those bonds than on lower quality bonds.



LEVERAGE RISK. Leverage involves increasing the total assets in which a fund can invest beyond the level of its net assets. Because leverage increases the amount of a fund's assets, it can magnify the effect on the fund of changes in market values. As a result, while leverage can increase a fund's income and potential for gain, it also can increase expenses and the risk of loss. PACE


--------------------------------------------------------------------------------
                               Prospectus Page 39

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust


Government Fixed Income Investments and PACE Strategic Fixed Income Investments, which may use leverage by investing in when-issued and delayed delivery bonds, attempt to limit the potential magnifying effect of the leverage by managing their portfolio duration.



LIMITED CAPITALIZATION RISK. Securities of mid and small capitalization companies generally involve greater risk than securities of larger capitalization companies because they may be more vulnerable to adverse business or economic developments. Mid and small capitalization companies also may have limited product lines, markets or financial resources, and they may be dependent on a relatively small management group. Securities of these companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general. In addition, small capitalization companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. In general, all of these risks are greater than for larger capitalization companies.


NON-DIVERSIFIED STATUS RISK. A non-diversified fund is not subject to certain limitations on its ability to invest more than 5% of its total assets in securities of a single issuer. When a fund holds a large position in the securities of one issuer, changes in the financial condition or in the market's assessment of that issuer may cause larger changes in the fund's total return and in the price of its shares than if the fund held only a smaller position.

POLITICAL RISK. The municipal bond market can be significantly affected by political changes, including legislation or proposals at either the state or the federal level to eliminate or limit the tax-exempt status of municipal bond interest or the tax-exempt status of a municipal bond fund's dividends. Similarly, reductions in tax rates may make municipal bonds less attractive in comparison to taxable bonds. Legislatures also may fail to appropriate funds needed to pay municipal bond obligations. These events could cause the value of the municipal bonds held by PACE Municipal Fixed Income Investments to fall and might adversely affect the tax-exempt status of the fund's investments or of the dividends that the fund pays. During periods of uncertainty, the prices of municipal securities can become volatile.


PREPAYMENT RISK. Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. When interest rates fall, borrowers often prepay the underlying loans sooner than expected. This can reduce a fund's income because the fund often must reinvest early payments at the prevailing lower interest rates. Conversely, when interest rates rise, borrowers may prepay the underlying loans more slowly so that the loans are outstanding for a longer time. These slower prepayments tend to extend the duration of mortgage-backed securities and make them more sensitive to interest rate changes. This can cause the market value of the security to fall because the market may view its interest rate to be too low for a longer term investment.


RELATED SECURITIES CONCENTRATION RISK. PACE Municipal Fixed Income Investments may invest more than 25% of its total assets in municipal bonds that are issued by public housing authorities and state and local housing finance authorities. Economic, business or political developments or changes that affect one municipal bond in this sector also may affect other municipal bonds in the same sector. As a result, the fund is subject to greater risk than a fund that does not follow this practice.

SOVEREIGN RISK. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.

ADDITIONAL RISKS


YEAR 2000 RISK. The funds could be adversely affected by problems relating to the inability of computer systems used by Mitchell Hutchins the funds' investment advisers and the funds' other service providers to recognize the year 2000. While year 2000-related computer problems could have a negative effect on the funds, Mitchell Hutchins is working to avoid these problems with respect to its own computer systems and to obtain assurances from service providers that they are taking similar steps.


Similarly, the companies in which the funds invest and trading systems used by the funds could be adversely affected by this issue. The ability of a company or trading system to respond successfully to the issue requires both technological sophistication and diligence, and there can be no assurance that any steps taken will be sufficient to avoid an adverse impact on the funds. This risk may be greater with respect to trading systems in foreign countries and, in particular, in emerging market countries.

ADDITIONAL INVESTMENT STRATEGIES


CASH RESERVES; DEFENSIVE POSITIONS. PACE Money Market Investments invests exclusively in money market instruments. Each of the other funds may invest to a


--------------------------------------------------------------------------------
                               Prospectus Page 40

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust


limited extent in money market instruments as a cash reserve for liquidity or other purposes. PACE Municipal Fixed Income Investments may invest to a limited extent in taxable money market instruments for liquidity purposes when suitable municipal money market instruments are not available.



The funds are intended as vehicles to implement long-term asset allocation strategies, and each fund is normally fully invested in accordance with its investment objective and policies. As a result, funds may take a temporary defensive position less frequently than would be the case for other similar mutual funds. However, with the concurrence of Mitchell Hutchins Asset Management Inc., a fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that a fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments, including (for funds that are authorized to invest outside the United States) money market instruments that are denominated in foreign currencies. Because these investments provide relatively low income, a defensive position may not be consistent with achieving a fund's investment objective.



In addition, the funds listed below may make the following temporary investments for defensive purposes:


- PACE Municipal Fixed Income Investments may invest without limit in certain taxable securities.

- PACE Global Fixed Income Investments may invest in securities of only one country, including the United States.


- PACE International Equity Investments may invest without limit in bonds that are traded in the United States and in foreign markets.



PORTFOLIO TURNOVER. Each fund (other than PACE Money Market Investments) may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% (high portfolio turnover).


Frequent trading may increase the portion of a fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable dividends in that year. Frequent trading also may increase the portion of a fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on dividends that represent short-term gains than they would pay on dividends that represent long-term gains. Frequent trading also may result in higher fund expenses due to transaction costs.

The funds do not restrict the frequency of trading in order to limit expenses or the tax effect that the fund's dividends may have on shareholders.


PACE MONEY MARKET INVESTMENTS. Like all money market funds, PACE Money Market Investments is subject to maturity, quality and diversification requirements designed to help it maintain a stable price of $1.00 per share. Mitchell Hutchins may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based on its assessment of the relative values of various money market instruments and future interest rate patterns. Mitchell Hutchins also may buy or sell money market instruments to take advantage of yield differences.


--------------------------------------------------------------------------------
                               Prospectus Page 41

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                             INVESTING IN THE FUNDS

--------------------------------------------------------------------------------

BUYING SHARES


If you are a participant in the PaineWebber PACE-SM- Program, you may buy shares of the funds through a managed account maintained with PaineWebber Incorporated.


You must make payment for fund shares by check made payable to PaineWebber. Your payment is due no later than the first business day after the order is placed. You may not place an order until you have completed the Investor Profile Questionnaire for the PACE Program (described below), reviewed the resulting analysis, made the asset allocation decision and executed the necessary PACE Program documentation.

The Trust and PaineWebber reserve the right to reject a purchase order or suspend the offering of fund shares.

The minimum initial aggregate investment in the Trust is $10,000. Any subsequent investment in the Trust must be at least $500. The Trust may vary these minimums.

THE PAINEWEBBER PACE-SM- PROGRAM

The PaineWebber PACE-SM- Program is an investment advisory service pursuant to which PaineWebber Incorporated provides you with personalized investment allocation recommendations. PaineWebber does not have any investment discretion over your PACE Program account. You will make all the investment decisions.

Under the PACE Program, your Financial Advisor assists you in


- identifying your financial characteristics, including your risk tolerance and investment objectives; and


- completing an Investor Profile Questionnaire, which you may update from time to time with your Financial Advisor's assistance.


PaineWebber uses an investment profile evaluation and asset allocation methodology to translate this information into a suggested allocation of your assets among different funds. Your Financial Advisor presents the recommended allocation to you initially and reviews the PACE Program account with you at least annually. Your Financial Advisor also may, if you so request, review with you the monthly account statements and other information, such as quarterly performance data. Your Financial Advisor also monitors any changes in your financial characteristics that you identify through a revised Investor Profile Questionnaire and communicates these changes to PaineWebber for reevaluation of your investment profile.


You may direct your PaineWebber Financial Advisor to automatically rebalance your PACE Program account on a quarterly basis to assure that any deviation from the designated allocation among the funds does not exceed a specified threshold.


PACE PROGRAM FEE


For the services provided to you under the PACE Program, you will pay PaineWebber a quarterly Program Fee at an annual rate of up to 1.50% of the value of the shares of the funds held in your account under the PACE Program. This quarterly fee is generally charged to your PaineWebber account. The Program Fee may be reduced for


- certain Individual Retirement Accounts,

- retirement plans for self-employed individuals and

- employee benefit plans that are subject to the Employee Retirement Security Act of 1974


For these participants, PaineWebber may provide different services than those described above and may charge different fees. These participants also may make arrangements to pay the quarterly fee separately. In addition, Trustees of the Trust, employees of Mitchell Hutchins and PaineWebber and their family members who maintain an "employee-related" account at PaineWebber, and trustees or directors of other PaineWebber mutual funds may participate in the PACE Program at a reduced fee or for no fee.


Program Fees also may be subject to negotiation and may differ based upon the type of account, the size of the account, the amount of PACE Program assets in the account and the number or range of supplementary advisory services to be provided by Financial Advisors, among other factors.

Financial Advisors receive a portion of the PACE Program Fee for the services they provide to participants.


Investors who are fiduciaries for a retirement or employee benefit plan should consider, in a prudent manner, the relationship of the fees to be paid by the plan and the level of services to be provided by PaineWebber.


--------------------------------------------------------------------------------
                               Prospectus Page 42

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust


As a PACE Program participant, you may incur greater total fees and expenses than investors purchasing shares of similar investment companies without the benefit of these professional asset allocation recommendations.


SELLING SHARES

You can sell your fund shares at any time. You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. Your Financial Advisor is responsible for promptly forwarding your request to PaineWebber's New York City offices. After it receives and accepts your request, PaineWebber repurchases your fund shares. You generally will receive the proceeds of the sale within the first business day after PaineWebber receives the order.


PaineWebber reserves the right not to repurchase your shares. In that case, PaineWebber forwards your request to sell your shares to the funds' transfer agent. The transfer agent will sell your shares after you provide it with the following information in writing:


- Your name and address;

- The fund's name;

- Your account number;

- The dollar amount or number of shares you want to sell; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Trust and the transfer agent will not accept signature guarantees that are not a part of these programs.

Sales through the transfer agent may also need to include additional supporting documents for sales by estates, trusts, guardianships, custodianships, partnerships and corporations.

It costs the Trust money to maintain shareholder accounts. Therefore, the Trust reserves the right to repurchase all fund shares in any PACE Program account that has a net asset value of less than $7,500. If the Trust elects to do this with your account, it will notify you that you can increase the amount invested to the account minimum in effect that the time the PACE Program account was originally opened or more within 30 days. This notice may appear on your account statement.

If you want to sell shares that you purchased recently, the Trust may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

PRICING AND VALUATION

The price at which you may buy or sell each fund's shares is based on the next net asset value per share calculated after your order is placed. Each fund calculates its net asset value on days that the New York Stock Exchange is open as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do not price their shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, each fund's net asset value per share will be calculated as of the time trading was halted.


PACE MONEY MARKET INVESTMENTS' net asset value per share is expected to be $1.00 per share, although this value is not guaranteed. PACE Money Market Investments values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity.

OTHER FUNDS. Each other fund calculates its net asset value based on the current market value for its portfolio securities. The funds normally obtain market values for their securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Trust's board of trustees. The funds normally use the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.


The funds calculate the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. A fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which a fund does not calculate net asset value. As a result, a fund's net asset value may change on days when you will not be able to buy or sell fund shares. If a fund concludes that a material change in the value of a foreign security has occurred after the close of trading in the principal foreign market but before the close of the NYSE, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.


--------------------------------------------------------------------------------
                               Prospectus Page 43

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                                   MANAGEMENT

--------------------------------------------------------------------------------

MANAGER AND INVESTMENT ADVISERS


Mitchell Hutchins Asset Management Inc. is the manager and administrator of each fund. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On October 31, 1999, Mitchell Hutchins was adviser or sub-adviser to 33 investment companies with 76 separate funds and aggregate assets of approximately $48.9 billion.


Mitchell Hutchins provides investment advisory services for PACE Money Market Investments. Mitchell Hutchins selects investment advisers for the other funds, subject to approval of the board, and reviews the performance of those investment advisers.


The funds have received an exemptive order from the SEC to permit the board to select and replace investment advisers and to amend the sub-advisory contracts between Mitchell Hutchins and the investment advisers without obtaining shareholder approval.


ADVISORY FEES

During the most recent fiscal year, each fund paid fees to Mitchell Hutchins for administrative services at the annual contract rate of 0.20% of the fund's average daily net assets. In addition, the funds paid fees to Mitchell Hutchins for advisory services at the following annual contract rates based on average daily net assets:

PACE Money Market Investments..........   0.15%
PACE Government Securities Fixed Income
  Investments..........................   0.50%
PACE Intermediate Fixed Income
  Investments..........................   0.40%
PACE Strategic Fixed Income
  Investments..........................   0.50%
PACE Municipal Fixed Income
  Investments..........................   0.40%
PACE Global Fixed Income Investments...   0.60%
PACE Large Company Value Equity
  Investments..........................   0.60%
PACE Large Company Growth Equity
  Investments..........................   0.60%
PACE Small/Medium Company Value Equity
  Investments..........................   0.60%
PACE Small/Medium Company Growth Equity
  Investments..........................   0.60%
PACE International Equity
  Investments..........................   0.70%
PACE International Emerging Markets
  Equity Investments...................   0.90%

INVESTMENT ADVISERS AND PORTFOLIO MANAGERS


PACE MONEY MARKET INVESTMENTS. Mitchell Hutchins provides all investment advisory services for this fund. Susan Ryan, a senior vice president of Mitchell Hutchins, is primarily responsible for the day-to-day management of the fund's portfolio. She has held her fund responsibilities since its inception.



PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS AND PACE STRATEGIC FIXED INCOME INVESTMENTS. Pacific Investment Management Company serves as investment adviser for these funds. PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. On September 30, 1999, PIMCO had approximately $181 billion in assets under management.



Since November 1999, Scott Mather, a senior vice president of PIMCO, has been primarily responsible for the day-to-day management of the portfolio for PACE Government Securities Fixed Income Investments. Prior to joining PIMCO in 1998, he was associated with Goldman Sachs where he was a trader in the fixed income division and specialized in structuring and trading a broad range of mortgage-backed securities as well as managing a proprietary derivatives position.



Since July 1997, William C. Powers, a managing director of PIMCO, has been primarily responsible for the day-to-day management of the portfolio for PACE Strategic Fixed Income Investments. Mr. Powers has been associated with PIMCO since 1991 as a senior member of the fixed income portfolio management group.



PACE INTERMEDIATE FIXED INCOME INVESTMENTS. Pacific Income Advisers, Inc. ("PIA") serves as investment adviser for this fund. PIA is located at 1299 Ocean Avenue, Suite 210, Santa Monica, California 90401. As of October 31, 1999, PIA had approximately $5 billion in assets under management.


--------------------------------------------------------------------------------
                               Prospectus Page 44

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust


Lloyd McAdams has been primarily responsible for the day-to-day management of the fund's portfolio since its inception in August 1995. Mr. McAdams has served as chairman and chief investment officer of PIA since 1986. He also serves as chairman and chief executive officer of Syndicated Capital, Inc.



PACE MUNICIPAL FIXED INCOME INVESTMENTS. Deutsche Asset Management, Inc. (formerly Morgan Grenfell Capital Management, Incorporated) serves as investment adviser for this fund. DAM is located at 150 South Independence Square West, Philadelphia, Pennsylvania 19106. DAM has been active in managing portfolios of securities since 1989 and the portfolio management team has over 20 years experience in the management of tax-exempt fixed income investments. As of September 30, 1999, DAM had over $17,217 billion in assets under management.



David W. Baldt has been primarily responsible for the day-to-day management of the fund's portfolio since its inception in August 1995. Mr. Baldt has been executive vice president and chief investment officer for fixed income at DAM since June 1989.



PACE GLOBAL FIXED INCOME INVESTMENTS. Rogge Global Partners plc serves as investment adviser for this fund. Rogge Global is located at Sion Hall, 56 Victoria Embankment, London, EC4Y ODZ, England. Rogge Global was organized in 1984 and specializes in global fixed income management. As of October 31, 1999, it had approximately $6.3 billion in assets under management.



Rogge Global uses a team approach in managing the fund's portfolio. The team is lead by Olaf Rogge, the chief investment officer of Rogge Global, along with John Graham, Richard Bell, Adrian James, Malie Okrent and Richard Gray. Mr. Rogge, who founded Rogge Global in 1984, has been managing global investments for more than 25 years. Mr. Graham joined Rogge Global in February 1994 and is currently a director, portfolio manager and analyst. Prior to that time, he served as a senior manager of the multi-currency fixed income investment team at JP Morgan. Mr. Bell joined Rogge Global in June 1990 and serves as a director, portfolio manager and analyst. Mr. James joined Rogge Global in April 1995 and serves as a director, portfolio manager and analyst. From October 1987 through April 1995, Mr. James worked for NatWest Capital Markets, where he was a director and functioned as the international bond economist. Ms. Okrent joined Rogge Global in 1998 as a portfolio manager in charge of global credit. She was previously a senior portfolio manager at Rothschild Asset Management managing U.S., global and short-term mandates. Before joining Rothschild, she spent seven years at JP Morgan where she also managed U.S., global and short-term mandates. Richard Gray joined Rogge Global in April 1999 and serves as a portfolio manager and head of emerging markets. He was previously a vice president, emerging debt research for Bank of America (1995-1999) and director, emerging debt research for Nomura International (1994-1995). These individuals have held their fund responsibilities since its inception in August 1995, except for Ms. Okrent, who has held her fund responsibilities since August 1998 and Mr. Gray, who has held his fund responsibilities since April 1999.



PACE LARGE COMPANY VALUE EQUITY INVESTMENTS. Brinson Partners, Inc. serves as investment adviser for this fund. Brinson Partners is located at 209 South LaSalle Street, Chicago, Illinois 60604. It and its predecessor entities have managed domestic and international investment assets since December 31, 1981. As of September 30, 1999, Brinson Partners had approximately $74.6 billion in assets under management.



Jeffrey J. Diermeier, Robert C. Moore, John C. Leonard and Lydia J. Miller are the leaders of the team responsible for the day-to-day management of the fund's portfolio and have held their fund responsibilities since its inception in August 1995. Mr. Diermeier serves as managing director of U.S. equities for Brinson Partners. He formerly was managing director of asset allocation. Mr. Moore serves as managing director and director of equity research for Brinson Partners. Messrs. Diermeier and Moore have worked together for over 20 years and both played a key role in the research, design and implementation of Brinson Partner's proprietary equity valuation model. Mr. Leonard serves as executive director and equity portfolio strategy analyst for Brinson Partners. Prior to joining Brinson Partners in 1991, Mr. Leonard worked as a financial advisor with Sheffield Financial Management for four years. Ms. Miller serves as director and equity portfolio strategy analyst for Brinson Partners. Prior to joining Brinson Partners in 1995, Ms. Miller served as director of equities and portfolio manager at SBC Portfolio Management International, Inc. for over four years and as a mutual fund portfolio manager at Value Line Asset Management for over three years.



PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS. Alliance Capital Management L.P. serves as investment adviser for this fund. Alliance Capital is located at 1345 Avenue of the Americas, New York, New York 10105. It


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                               Prospectus Page 45

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                     PaineWebber PACE Select Advisors Trust


is a leading international investment manager supervising client accounts with assets as of September 30, 1999 of approximately $317.3 billion.



Jane Mack Gould is primarily responsible for the day-to-day management of the fund's portfolio and has held her fund responsibilities since November 1997. Ms. Gould is a senior vice president and portfolio manager and has been with Alliance Capital since 1971.



PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS. Ariel Capital Management, Inc. and Brandywine Asset Management, Inc. serve as investment advisers for this fund. Ariel is located at 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601. It is an investment manager with approximately $3.5 billion in assets under management as of October 31, 1999. Eric T. McKissack is primarily responsible for the day-to-day management of the fund's assets allocated to Ariel and held his fund responsibilities since October 1999. He has been with Ariel since 1986 and is currently its vice chair and co-chief investment officer.



Brandywine Asset Management, Inc. is located at Three Christina Centre, Suite 1200, 201 N. Walnut Street, Wilmington, Delaware 19801. As of September 30, 1999, it had approximately $6.7 billion in assets under management. Henry Otto and Steven Tonkovich are primarily responsible for the day-to-day management of the fund's assets allocated to Brandywine and have held their fund responsibilities since its inception in August 1995. Messrs. Otto and Tonkovich are managing directors of Brandywine. Mr. Otto is the primary portfolio manager for the firm's small capitalization portfolios and has assisted in designing quantitative evaluation tools at the firm since 1988. Mr. Tonkovich is portfolio manager for Brandywine's low price/earnings, small capitalization portfolios and is also responsible for the ongoing development of quantitative tools for value investing since 1989.


PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS. Delaware Management Company, Inc. serves as investment adviser for this fund. Delaware Management is located at One Commerce Square, Philadelphia, PA 19103. Delaware Management and its predecessors have been managing funds for affiliated organizations in the financial services industry, including insurance and investment management, since 1938. As of October 31, 1999, Delaware Management and its affiliates had
over $   billion in assets under management.


Gerald S. Frey is primarily responsible for the day-to-day management of the fund's portfolio and has held his fund responsibilities since December 1996. Mr. Frey is a vice president of Delaware Management. Prior to joining the group of companies of which Delaware Management is a part in 1996, Mr. Frey was a senior director with Morgan Grenfell Capital Management, Inc. in New York. He has 17 years of experience in the money management business.



In making investment decisions for the fund, Mr. Frey regularly consults with other members of the Delaware Management team: John A. Heffern, Marshall T. Bassett, Jeffrey Hynoski, Steven Lampe and Lori F. Wachs. Mr. Heffern joined Delaware Management in 1997 and serves as a vice president. Previously, he was a senior vice president, equity research at NatWest Securities Corporation's Specialty Financial Services unit. Prior to that, he was a principal and senior regional bank analyst at Alex. Brown & Sons. Mr. Bassett joined Delaware Management in 1997 and serves as a vice president. Previously, he was employed by Morgan Stanley Asset Management's Emerging Growth Group, most recently as a vice president, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. Mr. Hynoski joined Delaware Management in 1998 and serves as a vice president. Previously, he held the position of vice president with Bessemer Trust since 1993. Prior to that, he served as an analyst for Lord Abbett and Cowen Asset Management. Prior to that, he held a manager position with Price Waterhouse servicing the financial services industry. Ms. Wachs joined Delaware Management in 1992 and serves as an assistant vice president. Previously, she was an equity analyst at Goldman Sachs & Company for two years.



PACE INTERNATIONAL EQUITY INVESTMENTS. Martin Currie Inc. serves as investment adviser for this fund. Martin Currie, Inc. is located at Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EHI 2ES. Martin Currie, Inc. and its affiliates are part of one of Scotland's leading independent investment management companies which, since its founding in 1881, has developed an expertise in equity investments. As of September 30, 1999, Martin Currie, Inc. and its affiliates had over $9 billion in assets under management.



Martin Currie, Inc. uses a team approach in the management of the fund's portfolio. The team is led by James Fairweather, who has served as chief investment officer of Martin Currie, Inc. since 1997. Mr. Fairweather joined Martin Currie, Inc. in 1984 and has served in various investment management capacities since then. He has held his fund responsibilities since its inception in August 1995.


--------------------------------------------------------------------------------
                               Prospectus Page 46

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                            ------------------------
                     PaineWebber PACE Select Advisors Trust


PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS. Schroder Investment Management North America Inc. serves as investment adviser for this fund. Schroder Investment is located at 787 Seventh Avenue, New York, New York 10019. Schroder Investment and its predecessors have developed an expertise in emerging markets investments. As of June 30, 1999, Schroder Capital Management International Inc. and Schroder Capital Management Inc. (the corporate predecessors to Schroder Investment), together with their UK affiliate, Schroder Capital Management International Limited, had approximately $36.5 billion in assets under management.



John A. Troiano, Heather Crighton and Mark Bridgeman, with the assistance of Schroder Investment's emerging markets investment committee, are primarily responsible for the day-to-day management of the fund's portfolio. Mr. Troiano has held his fund responsibilities since its inception in August 1995.
Ms. Crighton and Mr. Bridgeman have held their fund responsibilities since
            . Mr. Troiano is chief executive officer and a director of Schroder Investment and has been employed by Schroder Investment, its predecessor or its affiliates since 1981 in the portfolio management area. Ms. Crighton is a senior vice president, and a director of Schroder Investment and has been employed by Schroder Investment, its predecessor or its affiliates since 1992 in its investment research and portfolio management areas. Mr. Bridgeman is a first vice president of Schroder Investment and has been employed by Schroder Investment, its predecessor or its affiliates since 1990 in the investment research and portfolio management area.


--------------------------------------------------------------------------------
                               Prospectus Page 47

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              DIVIDENDS AND TAXES

--------------------------------------------------------------------------------

DIVIDENDS

PACE MONEY MARKET INVESTMENTS normally declares dividends daily and pays them monthly. Shares of this fund earn dividends on the day they are sold but do not earn dividends on the day they are purchased.

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS, PACE INTERMEDIATE FIXED INCOME INVESTMENTS, PACE STRATEGIC FIXED INCOME INVESTMENTS, PACE MUNICIPAL FIXED INCOME INVESTMENTS AND PACE GLOBAL FIXED INCOME INVESTMENTS normally declare and pay dividends monthly. These funds distribute substantially all of their gains, if any, annually.

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS, PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS, PACE SMALL/ MEDIUM COMPANY VALUE EQUITY INVESTMENTS, PACE SMALL/ MEDIUM COMPANY GROWTH EQUITY INVESTMENTS, PACE INTERNATIONAL EQUITY INVESTMENTS AND PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS normally declare and pay dividends annually. These funds distribute substantially all of their gains, if any, annually.


You will receive dividends in additional shares of the same fund unless you elect to receive them in cash. Contact your Financial Advisor at PaineWebber if you prefer to receive dividends in cash.


TAXES

PACE MUNICIPAL FIXED INCOME Investments seeks to pay dividends that are exempt from federal income tax. However, a portion of this fund's dividends may be subject to federal and state income taxes whether you receive them in additional fund shares or in cash. The fund also may pay dividends that are subject to the federal alternative minimum tax.

The dividends that you receive from the other funds generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold shares of these funds through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. However, you will not recognize any gain on the sale of you shares in PACE MONEY MARKET INVESTMENTS so long as that fund maintains a share price of $1.00.

Any distribution of capital gains may be taxed at a lower rate than ordinary income, depending on whether the fund held the assets that generated the gains for more than 12 months. Your fund will tell you how you should treat its dividends for tax purposes.

As noted above, shareholders will pay the PACE Program Fee. For individual shareholders, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes.

See the SAI for a a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.

--------------------------------------------------------------------------------
                               Prospectus Page 48

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The following financial highlights tables are intended to help you understand the funds' financial performance for the periods shown. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends.

This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, are included in the funds' Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-986-0088.

                                                                                      PACE
                                                                            MONEY MARKET INVESTMENTS
                                                                ------------------------------------------------
                                                                     FOR THE YEARS ENDED
                                                                          JULY 31,               FOR THE PERIOD
                                                                -----------------------------         ENDED
                                                                 1999       1998       1997      JULY 31, 1996+
                                                                -------    -------    -------    ---------------
Net asset value, beginning of period........................    $  1.00    $  1.00    $  1.00        $  1.00
                                                                -------    -------    -------        -------
Net investment income.......................................       0.05       0.05       0.05           0.05
                                                                -------    -------    -------        -------
Dividends from net investment income........................      (0.05)     (0.05)     (0.05)         (0.05)
                                                                -------    -------    -------        -------
Net asset value, end of period..............................    $  1.00    $  1.00    $  1.00        $  1.00
                                                                =======    =======    =======        =======
Total investment return (1).................................       4.85%      5.32%      5.13%          4.75%
                                                                =======    =======    =======        =======
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................    $47,174    $25,493    $16,070        $10,221
Expenses to average net assets, net of fee waivers and
expense reimbursements......................................       0.50%      0.50%      0.50%          0.50%*
Expenses to average net assets, before fee waivers and
expense reimbursements......................................       1.07%      1.20%      1.89%          2.40%*
Net investment income to average net assets, net of fee
waivers and expense reimbursements..........................       4.70%      5.20%      5.04%          4.93%*
Net investment income to average net assets, before fee
waivers and expense reimbursements..........................       4.13%      4.50%      3.65%          3.03%*

------------------------

+                       For the period August 24, 1995 (commencement of operations)
                        through July 31, 1996.
*                       Annualized.
(1)                     Total investment return is calculated assuming a $1,000
                        investment on the first day of each period reported,
                        reinvestment of all dividends at net asset value on the
                        payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE
                        Program Fee; results would be lower if this fee was
                        included. Total investment return for period of less than
                        one year has not been annualized.

--------------------------------------------------------------------------------
                               Prospectus Page 49

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                                                       PACE
                                                                  GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
                                                                ---------------------------------------------------
                                                                      FOR THE YEARS ENDED
                                                                            JULY 31,                FOR THE PERIOD
                                                                --------------------------------         ENDED
                                                                  1999        1998        1997      JULY 31, 1996+
                                                                --------    --------    --------    ---------------
Net asset value, beginning of period........................    $  12.59    $  12.61    $  12.07        $ 12.00
                                                                --------    --------    --------        -------
Net investment income.......................................        0.68        0.72        0.64           0.49
Net realized and unrealized gains (losses) from investments
and futures.................................................       (0.43)       0.18        0.58           0.03
                                                                --------    --------    --------        -------
Net increase from investment operations.....................        0.25        0.90        1.22           0.52
                                                                --------    --------    --------        -------
Dividends from net investment income........................       (0.71)      (0.72)      (0.63)         (0.44)
Distributions from net realized gains from investments......       (0.03)      (0.20)      (0.05)         (0.01)
                                                                --------    --------    --------        -------
Total dividends and distributions...........................       (0.74)      (0.92)      (0.68)         (0.45)
                                                                --------    --------    --------        -------
Net asset value, end of period..............................    $  12.10    $  12.59    $  12.61        $ 12.07
                                                                ========    ========    ========        =======
Total investment return (1).................................        2.02%       7.39%      10.42%          4.35%
                                                                ========    ========    ========        =======
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................    $191,719    $162,119    $101,606        $58,752
Expenses to average net assets, net of fee waivers and
expense reimbursements......................................        0.87%++     0.85%       1.57%++        0.85%*
Expenses to average net assets, before fee waivers and
expense reimbursements......................................        0.93%++     0.95%       1.70%++        1.15%*
Net investment income to average net assets, net of fee
waivers and expense reimbursements..........................        5.49%++     5.90%       5.44%++        5.09%*
Net investment income to average net assets, before fee
waivers and expense reimbursements..........................        5.43%++     5.80%       5.31%++        4.79%*
Portfolio turnover..........................................         418%        353%        712%           978%

------------------------

+                       For the period August 24, 1995 (commencement of operations)
                        through July 31, 1996.
*                       Annualized.
++                      Includes 0.01% and 0.72% of interest expense related to the reverse repurchase agreements during the years ended
                        July 31, 1999 and July 31, 1997, respectively.
(1)                     Total investment return is calculated assuming a $1,000
                        investment on the first day of each period reported,
                        reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not
                        include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

--------------------------------------------------------------------------------
                               Prospectus Page 50

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                                                      PACE
                                                                      INTERMEDIATE FIXED INCOME INVESTMENTS
                                                                -------------------------------------------------
                                                                     FOR THE YEARS ENDED
                                                                           JULY 31,               FOR THE PERIOD
                                                                ------------------------------         ENDED
                                                                  1999       1998       1997      JULY 31, 1996+
                                                                --------    -------    -------    ---------------
Net asset value, beginning of period........................    $  12.35    $ 12.23    $ 11.95        $ 12.00
                                                                --------    -------    -------        -------
Net investment income.......................................        0.63       0.67       0.66           0.53
Net realized and unrealized gains (losses) from investments
and foreign currency........................................       (0.28)      0.09       0.28          (0.09)
                                                                --------    -------    -------        -------
Net increase from investment operations.....................        0.35       0.76       0.94           0.44
                                                                --------    -------    -------        -------
Dividends from net investment income........................       (0.64)     (0.64)     (0.66)         (0.48)
Distributions from net realized gains from investments......       (0.08)        --         --          (0.01)
                                                                --------    -------    -------        -------
Total dividends and distributions...........................       (0.72)     (0.64)     (0.66)         (0.49)
                                                                --------    -------    -------        -------
Net asset value, end of period..............................    $  11.98    $ 12.35    $ 12.23        $ 11.95
                                                                ========    =======    =======        =======
Total investment return (1).................................        2.81%      6.41%      8.14%          3.59%
                                                                ========    =======    =======        =======
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................    $139,043    $99,690    $66,751        $41,273
Expenses to average net assets, net of fee waivers and
expense reimbursements......................................        0.80%      0.84%      0.85%          0.85%*
Expenses to average net assets, before fee waivers and
expense reimbursements......................................        0.80%      0.84%      0.99%          1.23%*
Net investment income to average net assets, net of fee
waivers and expense reimbursements..........................        5.26%      5.60%      5.70%          5.56%*
Net investment income to average net assets, before fee
waivers and expense reimbursements..........................        5.26%      5.60%      5.56%          5.18%*
Portfolio turnover..........................................          89%       111%        67%            36%

------------------------

+                       For the period August 24, 1995 (commencement of operations)
                        through July 31, 1996.
*                       Annualized.
(1)                     Total investment return is calculated assuming a $1,000
                        investment on the first day of each period reported,
                        reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not
                        include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

--------------------------------------------------------------------------------
                               Prospectus Page 51

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                                                       PACE
                                                                        STRATEGIC FIXED INCOME INVESTMENTS
                                                                --------------------------------------------------
                                                                      FOR THE YEARS ENDED
                                                                           JULY 31,                FOR THE PERIOD
                                                                -------------------------------         ENDED
                                                                  1999        1998       1997      JULY 31, 1996+
                                                                --------    --------    -------    ---------------
Net asset value, beginning of period........................    $  13.32    $  13.04    $ 12.44        $ 12.00
                                                                --------    --------    -------        -------
Net investment income.......................................        0.69        0.69       0.67           0.59
Net realized and unrealized gains (losses) from investments,
  futures, options and foreign currency.....................       (0.64)       0.40       0.70           0.38
                                                                --------    --------    -------        -------
Net increase (decrease) from investment operations..........        0.05        1.09       1.37           0.97
                                                                --------    --------    -------        -------
Dividends from net investment income........................       (0.70)      (0.69)     (0.67)         (0.52)
Distributions from net realized gains from investments......       (0.34)      (0.12)     (0.10)         (0.01)
                                                                --------    --------    -------        -------
Total dividends and distributions...........................       (1.04)      (0.81)     (0.77)         (0.53)
                                                                --------    --------    -------        -------
Net asset value, end of period..............................    $  12.33    $  13.32    $ 13.04        $ 12.44
                                                                ========    ========    =======        =======
Total investment return (1).................................        0.21%       8.66%     11.35%          8.15%
                                                                ========    ========    =======        =======
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................    $222,214    $126,880    $75,174        $42,550
Expenses to average net assets, net of fee waivers and
  expense reimbursements....................................        0.88%++     0.85%      0.85%          0.85%*
Expenses to average net assets, before fee waivers and
  expense reimbursements....................................        0.92%++     0.94%      1.10%          1.40%*
Net investment income to average net assets, net of fee
  waivers and expense reimbursements........................        5.51%++     5.49%      5.69%          5.85%*
Net investment income to average net assets, before fee
  waivers and expense reimbursements........................        5.47%++     5.40%      5.44%          5.30%*
Portfolio turnover..........................................         202%        234%       357%           166%

------------------------

+                       For the period August 24, 1995 (commencement of operations)
                        through July 31, 1996.
++                      Includes 0.03% of interest expense related to the reverse
                        repurchase agreements for the year ended July 31, 1999.
*                       Annualized.
(1)                     Total investment return is calculated assuming a $1,000
                        investment on the first day of each period reported,
                        reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not
                        include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

--------------------------------------------------------------------------------
                               Prospectus Page 52

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                                                      PACE
                                                                       MUNICIPAL FIXED INCOME INVESTMENTS
                                                                ------------------------------------------------
                                                                     FOR THE YEARS ENDED
                                                                          JULY 31,               FOR THE PERIOD
                                                                -----------------------------         ENDED
                                                                 1999       1998       1997      JULY 31, 1996+
                                                                -------    -------    -------    ---------------
Net asset value, beginning of period........................    $ 12.70    $ 12.67    $ 12.32        $ 12.00
                                                                -------    -------    -------        -------
Net investment income.......................................       0.56       0.58       0.61           0.49
Net realized and unrealized gains (losses) from
  investments...............................................      (0.26)      0.02       0.38           0.27
                                                                -------    -------    -------        -------
Net increase from investment operations.....................       0.30       0.60       0.99           0.76
                                                                -------    -------    -------        -------
Dividends from net investment income........................      (0.56)     (0.57)     (0.61)         (0.43)
Distributions from net realized gains from investments......         --         --      (0.03)         (0.01)
                                                                -------    -------    -------        -------
Total dividends and distributions...........................      (0.56)     (0.57)     (0.64)         (0.44)
                                                                -------    -------    -------        -------
Net asset value, end of period..............................    $ 12.44    $ 12.70    $ 12.67        $ 12.32
                                                                =======    =======    =======        =======
Total investment return (1).................................       2.34%      4.87%      8.30%          6.38%
                                                                =======    =======    =======        =======
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................    $56,659    $51,638    $34,292        $17,765
Expenses to average net assets, net of fee waivers and
  expense reimbursements....................................       0.85%      0.85%      0.85%          0.85%*
Expenses to average net assets, before fee waivers and
  expense reimbursements....................................       0.89%      0.93%      1.40%          1.74%*
Net investment income to average net assets, net of
  fee waivers and expense reimbursements....................       4.42%      4.67%      5.08%          4.95%*
Net investment income to average net assets, before
  fee waivers and expense reimbursements....................       4.38%      4.59%      4.53%          4.07%*
Portfolio turnover..........................................         11%        34%        15%            78%

------------------------

+                       For the period August 24, 1995 (commencement of operations)
                        through July 31, 1996.
*                       Annualized.
(1)                     Total investment return is calculated assuming a $1,000
                        investment on the first day of each period reported,
                        reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not
                        include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

--------------------------------------------------------------------------------
                               Prospectus Page 53

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                                                      PACE
                                                                         GLOBAL FIXED INCOME INVESTMENTS
                                                                -------------------------------------------------
                                                                     FOR THE YEARS ENDED
                                                                           JULY 31,               FOR THE PERIOD
                                                                ------------------------------         ENDED
                                                                  1999       1998       1997      JULY 31, 1996+
                                                                --------    -------    -------    ---------------
Net asset value, beginning of period........................    $  12.25    $ 12.17    $ 12.33        $ 12.00
                                                                --------    -------    -------        -------
Net investment income.......................................        0.65       0.62       0.64           0.53
Net realized and unrealized gains (losses) from investments
and foreign currency........................................        0.20      (0.03)     (0.21)          0.27
                                                                --------    -------    -------        -------
Net increase from investment operations.....................        0.85       0.59       0.43           0.80
                                                                --------    -------    -------        -------
Dividends from net investment income and foreign currency...       (0.81)     (0.40)     (0.51)         (0.46)
Distributions from net realized gains from investments......       (0.47)     (0.11)     (0.08)         (0.01)
                                                                --------    -------    -------        -------
Total dividends and distributions...........................       (1.28)     (0.51)     (0.59)         (0.47)
                                                                --------    -------    -------        -------
Net asset value, end of period..............................    $  11.82    $ 12.25    $ 12.17        $ 12.33
                                                                ========    =======    =======        =======
Total investment return (1).................................        6.49%      4.88%      3.54%          6.68%
                                                                ========    =======    =======        =======
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................    $101,143    $88,838    $60,279        $38,296
Expenses to average net assets, net of fee waivers and
expense reimbursements......................................        0.95%      0.95%      0.95%          0.95%*
Expenses to average net assets, before fee waivers and
expense reimbursements......................................        1.17%      1.23%      1.29%          1.61%*
Net investment income to average net assets, net of fee
waivers and expense reimbursements..........................        4.57%      5.10%      5.36%          5.24%*
Net investment income to average net assets, before fee
waivers and expense reimbursements..........................        4.35%      4.82%      5.02%          4.58%*
Portfolio turnover..........................................         226%       125%       270%           197%

------------------------

+                       For the period August 24, 1995 (commencement of operations)
                        through July 31, 1996.
*                       Annualized.
(1)                     Total investment return is calculated assuming a $1,000
                        investment on the first day of each period reported,
                        reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not
                        include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

--------------------------------------------------------------------------------
                               Prospectus Page 54

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                                                       PACE
                                                                      LARGE COMPANY VALUE EQUITY INVESTMENTS
                                                                ---------------------------------------------------
                                                                      FOR THE YEARS ENDED
                                                                            JULY 31,                FOR THE PERIOD
                                                                --------------------------------         ENDED
                                                                  1999        1998        1997      JULY 31, 1996+
                                                                --------    --------    --------    ---------------
Net asset value, beginning of period........................    $  20.27    $  20.03    $  14.07        $ 12.00
                                                                --------    --------    --------        -------
Net investment income.......................................        0.13        0.14        0.11           0.12
Net realized and unrealized gains from investments and
futures.....................................................        2.34        1.63        6.61           2.02
                                                                --------    --------    --------        -------
Net increase from investment operations.....................        2.47        1.77        6.72           2.14
                                                                --------    --------    --------        -------
Dividends from net investment income........................       (0.14)      (0.14)      (0.11)         (0.05)
Distributions from net realized gains from investments......       (1.46)      (1.39)      (0.65)         (0.02)
                                                                --------    --------    --------        -------
Total dividends and distributions...........................       (1.60)      (1.53)      (0.76)         (0.07)
                                                                --------    --------    --------        -------
Net asset value, end of period..............................    $  21.14    $  20.27    $  20.03        $ 14.07
                                                                ========    ========    ========        =======
Total investment return (1).................................       12.82%       9.89%      49.13%         17.90%
                                                                ========    ========    ========        =======
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................    $375,465    $266,354    $180,807        $80,897
Expenses to average net assets, net of fee waivers and
expense reimbursements......................................        0.96%       0.98%       1.00%          1.00%*
Expenses to average net assets, before fee waivers and
expense reimbursements......................................        0.96%       0.98%       1.06%          1.40%*
Net investment income to average net assets, net of fee
waivers and expense reimbursements..........................        0.71%       0.82%       0.81%          1.22%*
Net investment income to average net assets, before fee
waivers and expense reimbursements..........................        0.71%       0.82%       0.75%          0.82%*
Portfolio turnover..........................................          40%         34%         46%            38%

------------------------

+                       For the period August 24, 1995 (commencement of operations)
                        through July 31, 1996.
*                       Annualized.
(1)                     Total investment return is calculated assuming a $1,000
                        investment on the first day of each period reported,
                        reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not
                        include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

--------------------------------------------------------------------------------
                               Prospectus Page 55

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                                                       PACE
                                                                      LARGE COMPANY GROWTH EQUITY INVESTMENTS
                                                                ---------------------------------------------------
                                                                      FOR THE YEARS ENDED
                                                                            JULY 31,                FOR THE PERIOD
                                                                --------------------------------         ENDED
                                                                  1999        1998        1997      JULY 31, 1996+
                                                                --------    --------    --------    ---------------
Net asset value, beginning of period........................    $  22.99    $  19.28    $  13.27        $ 12.00
                                                                --------    --------    --------        -------
Net investment income (loss)................................       (0.05)      (0.03)       0.03           0.03
Net realized and unrealized gains from investments..........        4.44        4.79        6.01           1.26
                                                                --------    --------    --------        -------
Net increase from investment operations.....................        4.39        4.76        6.04           1.29
                                                                --------    --------    --------        -------
Dividends from net investment income........................          --       (0.01)      (0.03)         (0.02)
Distributions from net realized gains from investments......       (1.50)      (1.04)         --             --
                                                                --------    --------    --------        -------
Total dividends and distributions...........................       (1.50)      (1.05)      (0.03)         (0.02)
                                                                --------    --------    --------        -------
Net asset value, end of period..............................    $  25.88    $  22.99    $  19.28        $ 13.27
                                                                ========    ========    ========        =======
Total investment return (1).................................       19.66%      26.40%      45.61%         10.76%
                                                                ========    ========    ========        =======
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................    $379,988    $275,461    $160,334        $69,248
Expenses to average net assets, net of fee waivers and
expense reimbursements......................................        0.97%       1.00%       1.00%          1.00%*
Expenses to average net assets, before fee waivers and
expense reimbursements......................................        0.97%       1.02%       1.05%          1.33%*
Net investment income (loss) to average net assets, net of
fee waivers and expense reimbursements......................       (0.24)%     (0.14)%      0.22%          0.33%*
Net investment income (loss) to average net assets, before
fee waivers and expense reimbursements......................       (0.24)%     (0.16)%      0.17%         (0.01)%*
Portfolio turnover..........................................          43%        102%         73%            65%

------------------------

+                       For the period August 24, 1995 (commencement of operations)
                        through July 31, 1996.
*                       Annualized.
#                       Sub-Investment advisory functions for this portfolio were
                        transferred from Chancellor LGT Asset Management, Inc. to
                        Alliance Capital Management L.P. on November 10, 1997.
(1)                     Total investment return is calculated assuming a $1,000
                        investment on the first day of each period reported,
                        reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not
                        include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

--------------------------------------------------------------------------------
                               Prospectus Page 56

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                                                       PACE
                                                                   SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
                                                                ---------------------------------------------------
                                                                      FOR THE YEARS ENDED
                                                                            JULY 31,                FOR THE PERIOD
                                                                --------------------------------         ENDED
                                                                  1999        1998        1997      JULY 31, 1996+
                                                                --------    --------    --------    ---------------
Net asset value, beginning of period........................    $  17.39    $  17.52    $  12.29        $ 12.00
                                                                --------    --------    --------        -------
Net investment income.......................................        0.06        0.10        0.12           0.10
Net realized and unrealized gains (losses) from
investments.................................................       (0.06)       1.14        5.55           0.23
                                                                --------    --------    --------        -------
Net increase from investment operations.....................        0.00        1.24        5.67           0.33
                                                                --------    --------    --------        -------
Dividends from net investment income........................       (0.09)      (0.13)      (0.10)         (0.04)
Distributions from net realized gains from investments......       (1.55)      (1.24)      (0.34)            --
                                                                --------    --------    --------        -------
Total dividends and distributions...........................       (1.64)      (1.37)      (0.44)         (0.04)
                                                                --------    --------    --------        -------
Net asset value, end of period..............................    $  15.75    $  17.39    $  17.52        $ 12.29
                                                                ========    ========    ========        =======
Total investment return (1).................................        1.16%       6.97%      46.99%          2.76%
                                                                ========    ========    ========        =======
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................    $206,131    $183,558    $135,047        $63,894
Expenses to average net assets, net of fee waivers and
expense reimbursements......................................        1.00%       0.99%       1.00%          1.00%*
Expenses to average net assets, before fee waivers and
expense reimbursements......................................        1.01%       1.00%       1.12%          1.51%*
Net investment income to average net assets, net of fee
waivers and expense reimbursements..........................        0.42%       0.61%       1.00%          1.07%*
Net investment income to average net assets, before fee
waivers and expense reimbursements..........................        0.41%       0.60%       0.88%          0.56%*
Portfolio turnover..........................................          57%         42%         39%            30%

------------------------

+                       For the period August 24, 1995 (commencement of operations)
                        through July 31, 1996.
*                       Annualized.
(1)                     Total investment return is calculated assuming a $1,000
                        investment on the first day of each period reported,
                        reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not
                        include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

--------------------------------------------------------------------------------
                               Prospectus Page 57

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                                                       PACE
                                                                        SMALL/MEDIUM COMPANY GROWTH EQUITY
                                                                                    INVESTMENTS
                                                                ---------------------------------------------------
                                                                      FOR THE YEARS ENDED
                                                                            JULY 31,                FOR THE PERIOD
                                                                --------------------------------         ENDED
                                                                  1999        1998        1997      JULY 31, 1996+
                                                                --------    --------    --------    ---------------
Net asset value, beginning of period........................    $  15.80    $  14.44    $  11.20        $ 12.00
                                                                --------    --------    --------        -------
Net investment income (loss)................................       (0.08)      (0.03)      (0.02)          0.00**
Net realized and unrealized gains (losses) from
investments.................................................        5.28        2.03        3.26          (0.78)
                                                                --------    --------    --------        -------
Net increase (decrease) from investment operations..........        5.20        2.00        3.24          (0.78)
                                                                --------    --------    --------        -------
Dividends from net investment income........................          --          --          --          (0.02)
Distributions from net realized gains from investments......       (0.38)      (0.64)         --             --
                                                                --------    --------    --------        -------
Total dividends and distributions...........................       (0.38)      (0.64)       0.00          (0.02)
                                                                --------    --------    --------        -------
Net asset value, end of period..............................    $  20.62    $  15.80    $  14.44        $ 11.20
                                                                ========    ========    ========        =======
Total investment return (1).................................       33.62%      14.44%      28.93%         (6.55)%
                                                                ========    ========    ========        =======
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................    $265,405    $198,855    $125,609        $63,364
Expenses to average net assets, net of fee waivers and
expense reimbursements......................................        1.00%       1.00%       1.00%          1.00%*
Expenses to average net assets, before fee waivers and
expense reimbursements......................................        1.01%       1.03%       1.08%          1.27%*
Net investment loss to average net assets, net of fee
waivers and expense reimbursements..........................       (0.48)%     (0.20)%     (0.21)%        (0.14)%*
Net investment loss to average net assets, before fee
waivers and expense reimbursements..........................       (0.49)%     (0.23)%     (0.29)%        (0.41)%*
Portfolio turnover..........................................         102%        131%        247%           115%

------------------------

+                       For the period August 24, 1995 (commencement of operations)
                        through July 31, 1996.
*                       Annualized.
**                      Amount is less than $0.005 per share.
#                       Sub-Investment advisory functions for this portfolio were
                        transferred from Westfield Capital Management Company, Inc.
                        to Delaware Management Company, Inc. on December 17, 1996.
(1)                     Total investment return is calculated assuming a $1,000
                        investment on the first day of each period reported,
                        reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not
                        include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

--------------------------------------------------------------------------------
                               Prospectus Page 58

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                                                       PACE
                                                                         INTERNATIONAL EQUITY INVESTMENTS
                                                                ---------------------------------------------------
                                                                      FOR THE YEARS ENDED
                                                                            JULY 31,                FOR THE PERIOD
                                                                --------------------------------         ENDED
                                                                  1999        1998        1997      JULY 31, 1996+
                                                                --------    --------    --------    ---------------
Net asset value, beginning of period........................    $  16.54    $  15.66    $  12.79        $ 12.00
                                                                --------    --------    --------        -------
Net investment income.......................................        0.07        0.16        0.10           0.12
Net realized and unrealized gains from investments and
foreign currency............................................        1.10        1.20        2.97           0.73
                                                                --------    --------    --------        -------
Net increase from investment operations.....................        1.17        1.36        3.07           0.85
                                                                --------    --------    --------        -------
Dividends from net investment income........................       (0.19)      (0.16)      (0.13)         (0.06)
Distributions from net realized gains from investments......       (0.34)      (0.32)      (0.07)            --
                                                                --------    --------    --------        -------
Total dividends and distributions...........................       (0.53)      (0.48)      (0.20)         (0.06)
                                                                --------    --------    --------        -------
Net asset value, end of period..............................    $  17.18    $  16.54    $  15.66        $ 12.79
                                                                ========    ========    ========        =======
Total investment return (1).................................        7.33%       9.27%      24.30%          7.08%
                                                                ========    ========    ========        =======
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................    $214,017    $164,477    $102,979        $45,331
Expenses to average net assets, net of fee waivers and
expense reimbursements......................................        1.22%       1.21%       1.35%          1.50%*
Expenses to average net assets, before fee waivers and
expense reimbursements......................................        1.22%       1.21%       1.35%          1.81%*
Net investment income to average net assets, net of fee
waivers and expense reimbursements..........................        0.53%       1.14%       0.95%          1.35%*
Net investment income to average net assets, before fee
waivers and expense reimbursements..........................        0.53%       1.14%       0.95%          1.04%*
Portfolio turnover..........................................          89%         56%         55%            25%

------------------------

+                       For the period August 24, 1995 (commencement of operations)
                        through July 31, 1996.
*                       Annualized.
(1)                     Total investment return is calculated assuming a $1,000
                        investment on the first day of each period reported,
                        reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not
                        include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

--------------------------------------------------------------------------------
                               Prospectus Page 59

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

                                                                                      PACE
                                                                     INTERNATIONAL EMERGING MARKETS EQUITY
                                                                                  INVESTMENTS
                                                                ------------------------------------------------
                                                                     FOR THE YEARS ENDED
                                                                          JULY 31,               FOR THE PERIOD
                                                                -----------------------------         ENDED
                                                                 1999       1998       1997      JULY 31, 1996+
                                                                -------    -------    -------    ---------------
Net asset value, beginning of period........................    $ 10.41    $ 15.60    $ 12.49        $ 12.00
                                                                -------    -------    -------        -------
Net investment income.......................................       0.09       0.09       0.06           0.07
Net realized and unrealized gains (losses) from investments
and foreign currency........................................       1.62      (5.23)      3.09           0.44
                                                                -------    -------    -------        -------
Net increase (decrease) from investment operations..........       1.71      (5.14)      3.15           0.51
                                                                -------    -------    -------        -------
Dividends from net investment income........................      (0.07)     (0.05)     (0.04)         (0.02)
                                                                -------    -------    -------        -------
Net asset value, end of period..............................    $ 12.05    $ 10.41    $ 15.60        $ 12.49
                                                                =======    =======    =======        =======
Total investment return (1).................................      16.66%    (32.99)%    25.31%          4.23%
                                                                =======    =======    =======        =======
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................    $88,497    $63,237    $54,759        $25,481
Expenses to average net assets, net of fee waivers and
expense reimbursements......................................       1.50%      1.50%      1.50%          1.50%*
Expenses to average net assets, before fee waivers and
expense reimbursements......................................       1.79%      1.79%      2.09%          2.35%*
Net investment income to average net assets, net of fee
waivers and expense reimbursements..........................       1.05%      0.98%      0.63%          0.94%*
Net investment income to average net assets, before fee
waivers and expense reimbursements..........................       0.76%      0.69%      0.04%          0.08%*
Portfolio turnover..........................................         66%        51%        39%            22%

------------------------

+                       For the period August 24, 1995 (commencement of operations)
                        through July 31, 1996.
*                       Annualized.
(1)                     Total investment return is calculated assuming a $1,000
                        investment on the first day of each period reported,
                        reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not
                        include the PACE Program Fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

--------------------------------------------------------------------------------
                               Prospectus Page 60

--------------------------------------------------------------------------------
                            ------------------------
                     PaineWebber PACE Select Advisors Trust


TICKER SYMBOLS



PACE Money Market Investments                                 PCEXX
PACE Government Securities Fixed Income Investments           PCGTX
PACE Intermediate Fixed Income Investments                    PCIFX
PACE Strategic Fixed Income Investments                       PCSIX
PACE Municipal Fixed Income Investments                       PCMNX
PACE Global Fixed Income Investments                          PCGLX
PACE Large Company Value Equity Investments                   PCLVX
PACE Large Company Growth Equity Investments                  PCLCX
PACE Small/Medium Company Value Equity Investments            PCSVX
PACE Small/Medium Company Growth Equity Investments           PCSGX
PACE International Equity Investments                         PCIEX
PACE International Emerging Markets Equity Investments        PCEMX



If you want more information about the funds, the following documents are available free upon request:


ANNUAL/SEMI-ANNUAL REPORTS:

Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CONTRACT PROSPECTUS:

The SAI provides more detailed information about the funds and is incorporated by reference into this prospectus. Investors are advised to also read the applicable contract prospectus.

You may discuss your questions about the funds, obtain free copies of annual and semi-annual reports and the SAI, or request other information, by contacting the funds directly at 1-800-647-1568.

You may review and copy information about the funds, including annual and semi-annual reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies of reports and other information about the funds and about the operations of the SEC's Public Reference Room:

- For a fee, by writing to or calling the SEC's Public Reference Room,

  Washington, D.C. 20549-6009

  Telephone: 1-800-SEC-0330

- Free, from the SEC's Internet website at: http://www.sec.gov


PaineWebber PACE Select Advisors Trust


Investment Company Act File No. 811-8764



-C-PaineWebber Incorporated. All rights reserved. Member of SIPC


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


  PACE Money Market Investments

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                                    PROSPECTUS
                                  DECEMBER 1, 1999
                         ----------------------------------

This Prospectus offers shares of PACE Money Market Investments, a series of PaineWebber PACE-SM- Select Advisors Trust, to participants in the PaineWebber PACE-SM- Multi Advisor Program. The PaineWebber PACE-SM- Multi Advisor Program is designed to assist you in devising an asset allocation strategy to meet your individual needs.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

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                   PaineWebber PACE Money Market Investments

                                    Contents
                                    THE FUND

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
What every investor                3            PACE Money Market Investments
should know about
the fund                           6            More About Risks and Investment Strategies

                             INVESTING IN THE FUND

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
Information for                    7            Investing in the Fund
managing your fund                              --Buying Shares
account                                         --The PaineWebber PACE-SM- Multi Advisor
                                                Program
                                                --Selling Shares
                                                --Pricing and Valuation

                             ADDITIONAL INFORMATION

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
Additional important               9            Management
information about
the fund                          10            Dividends and Taxes
                                  11            Financial Highlights

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
Where to learn more                             Back Cover
about the fund

                                   The fund is not a
                            complete or
                                 balanced investment
                            program.

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                               Prospectus Page 2

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                   PaineWebber PACE Money Market Investments

                         PACE Money Market Investments

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

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FUND OBJECTIVE:

Current income consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES:

The fund is a money market mutual fund and seeks to maintain a stable price of $1.00 per share. The fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in U.S. dollars.

Mitchell Hutchins Asset Management Inc., the fund's manager and investment adviser, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

PRINCIPAL RISKS:

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Money market instruments generally have a low risk of loss, but they are not risk-free. The fund is subject to credit risk, which is the risk that issuers may fail, or become less able, to make payments when due. The fund also is subject to interest rate risk. When short-term interest rates rise, the value of the fund's investments generally will fall, and its yield will tend to lag behind prevailing rates.

More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies." In particular, see the following headings:

- Credit Risk
- Interest Rate Risk

- Foreign Securities Risk

INFORMATION ON THE FUND'S RECENT INVESTMENT HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THESE REPORTS).

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                               Prospectus Page 3

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                   PaineWebber PACE Money Market Investments

                                  PERFORMANCE

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RISK/RETURN BAR CHART AND TABLE:

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart does not reflect the annual PACE-SM- Multi Advisor Program fee; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares. The table does reflect the annual PACE-SM- Multi Advisor Program fee.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PERCENTAGES
1996           5.05%
1997           5.27%
1998           5.21%
CALENDAR YEAR

Total Return January 1 to September 30, 1999 -- 3.49%
Best quarter during calendar years shown: 4th quarter, 1997 -- 1.33% Worst quarter during calendar years shown: 4th quarter, 1998 -- 1.22%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1998

INCEPTION DATE                                                (8/24/95)
--------------                                                ---------
One Year....................................................    3.65%
Life of Fund................................................    3.64%

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                               Prospectus Page 4

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                   PaineWebber PACE Money Market Investments

                            EXPENSES AND FEE TABLES

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FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)...........................................  None
Maximum Contingent Deferred Sales Charge (Load) (as a % of
  offering price)...........................................  None
Maximum Annual Account Fee for PaineWebber PACE-SM- Multi
  Advisor Program (as a % of average value of shares held on the last calendar day of the previous quarter)............  1.50%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

Management Fees.............................................  0.15%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses*.............................................  0.92%
                                                              ----
Total Annual Fund Operating Expenses........................  1.07%
                                                              ====
Expense Reimbursements**....................................  0.57%
                                                              ----
Net Expenses**..............................................  0.50%
                                                              ====

---------

 *  Includes an administration fee of 0.20% paid by the fund to Mitchell
Hutchins.

** The fund and Mitchell Hutchins have entered into an expense reimbursement agreement. Mitchell Hutchins has agreed to reimburse the fund to the extent that the fund's expenses through the end of the current fiscal year otherwise would exceed the "Net Expenses" rate shown above. The fund has agreed to repay Mitchell Hutchins for those reimbursed expenses if it can do so over the following three years without causing the fund's expenses in any of those three years to exceed the "Net Expenses" rate.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE-SM- Multi Advisor Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the one year period when the fund's expenses are lower due to its reimbursement agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR   3 YEARS    5 YEARS    10 YEARS
------   --------   --------   --------
 $203      $745      $1,314     $2,863

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                               Prospectus Page 5

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                   PaineWebber PACE Money Market Investments

                   MORE ABOUT RISKS AND INVESTMENT STRATEGIES

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PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

CREDIT RISK. Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality money market instruments are subject to some credit risk.

INTEREST RATE RISK. The value of money market instruments generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments in bonds will fall. Also, the fund's yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund's income will tend to fall more slowly.

FOREIGN SECURITIES RISK. Foreign securities involve risks that normally are not associated with securities of U.S. issuers. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

ADDITIONAL RISKS

YEAR 2000 RISK. The fund could be adversely affected by problems relating to the inability of computer systems used by Mitchell Hutchins and the fund's other service providers to recognize the year 2000. While year 2000-related computer problems could have a negative effect on the fund, Mitchell Hutchins is working to avoid these problems with respect to its own computer systems and to obtain assurances from service providers that they are taking similar steps. Similarly, the issuers in which the fund invests and trading systems used by the fund could be adversely affected by this issue. The ability of an issuer or trading system to respond successfully to the issue requires both technological sophistication and diligence, and there can be no assurance that any steps taken will be sufficient to avoid an adverse impact on the fund.

ADDITIONAL INVESTMENT STRATEGIES

Like all money market funds, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable price of $1.00 per share. Mitchell Hutchins may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based on its assessment of the relative values of various money market instruments and future interest rate patterns. Mitchell Hutchins also may buy or sell money market instruments to take advantage of yield differences.

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                               Prospectus Page 6

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                   PaineWebber PACE Money Market Investments

                             INVESTING IN THE FUND

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BUYING SHARES

If you are a participant in the PaineWebber PACE-SM- Multi Advisor Program, you may buy shares of the fund through a managed account maintained with PaineWebber Incorporated. Payment for investments made through the PACE-SM- Multi Advisor Program is made by debiting this account. Your payment for fund shares is due no later than the first business day after the order is placed. You may place an order only after you have executed the necessary PACE-SM- Multi Advisor Program documentation and made an asset allocation decision.

The fund and PaineWebber reserve the right to reject a purchase order or suspend the offering of fund shares.

THE PAINEWEBBER PACE-SM- MULTI ADVISOR PROGRAM

The PACE-SM- Multi Advisor Program is described in detail in the PACE-SM- Multi Advisor Disclosure Document, the PACE-SM- Multi Advisor Investment Advisory Agreement and other Program documents. The description of the PACE-SM- Multi Advisor Program in this Prospectus is only a brief summary of certain features of the Program and is not intended as a complete description.

The PaineWebber PACE-SM- Multi Advisor Program is an advisory program sponsored by PaineWebber that includes comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of shares in no-load, low-load and load-waived funds and a quarterly investment performance review. PaineWebber has no investment discretion over your PACE-SM- Multi Advisor Program account except to the extent required to permit automatic rebalancing of your account if you elect that service. Otherwise, you will make all the investment decisions.

The fund is one of several funds used as vehicles to implement the long-term asset allocation strategies recommended through the PACE-SM- Multi Advisor Program based on an evaluation of your investment objectives and risk tolerances.

The minimum initial aggregate investment in the PACE-SM- Multi Advisor Program is $10,000 and is subject to the minimum investment requirements of the funds in the Program. Any subsequent investment in the Program must be at least $500 if invested proportionately among the funds.

It is possible that PaineWebber's periodic recommendations for adjustments in the allocation of your assets among different funds may not be successful or may not be developed, transmitted and acted upon quickly enough to avoid market shifts, which can be sudden and substantial. You are urged to consider carefully PaineWebber's asset allocation recommendations in light of your investment needs and to act promptly upon any recommended reallocation of assets.

PAINEWEBBER PACE-SM- MULTI ADVISOR PROGRAM FEE

For the services provided to you under the PACE-SM- Multi Advisor Program, you will pay PaineWebber a quarterly Program Fee at an annual rate of up to 1.50% of the value of the shares of the funds held in your account under the Program. This quarterly fee is generally charged to your PaineWebber account. Employees of PaineWebber and its affiliates may participate in the PACE-SM- Multi Advisor Program at a reduced fee or for no fee.

PaineWebber Financial Advisors receive a portion of the PACE-SM- Program Fee for the services they provide to participants.

As a PACE-SM- Multi Advisor Program participant, you may incur greater total fees and expenses than investors purchasing shares of similar funds without the benefit of these professional asset allocation recommendations.

SELLING SHARES

You can sell your fund shares at any time. You may sell your shares by contacting your PaineWebber Financial Advisor in person or by telephone or mail. Your Financial Advisor is responsible for promptly forwarding your request to PaineWebber's New York City offices. After it receives and accepts your request, PaineWebber repurchases your fund shares. You generally will receive the proceeds of the sale within the first business day after PaineWebber receives the order.

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                               Prospectus Page 7

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                   PaineWebber PACE Money Market Investments

PaineWebber reserves the right not to repurchase your shares. In that case, PaineWebber forwards your request to sell your shares to the fund's transfer agent. The transfer agent will sell your shares after you provide it with the following information in writing:

- Your name and address;

- The fund's name;

- Your account number;

- The dollar amount or number of shares you want to sell; and

- A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund and the transfer agent will not accept signature guarantees that are not a part of these programs.

Sales through the transfer agent may also need to include additional supporting documents for sales by estates, trusts, guardianships, custodianships, partnerships and corporations.

PaineWebber may terminate your participation in the PACE-SM- Multi Advisor Program if the value of your assets in the Program declines or is reduced to less than $7,500. If PaineWebber elects to do this with your account, it will notify you that you can increase the amount invested to the account minimum or more within 30 days. This notice may appear on your account statement. PaineWebber will not terminate your participation in the Program if the value of your account falls below $7,500 solely as a result of a reduction in net asset value per share of the funds or redemptions to pay Program fees.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

PRICING AND VALUATION

The price at which you may buy or sell the fund's shares is based on the next net asset value per share calculated after your order is placed. The fund calculates its net asset value on days that the New York Stock Exchange is open as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

The fund's net asset value per share is expected to be $1.00 per share, although this value is not guaranteed. The fund values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity.

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                               Prospectus Page 8

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                   PaineWebber PACE Money Market Investments

                                   MANAGEMENT

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MANAGER AND INVESTMENT ADVISER

Mitchell Hutchins Asset Management Inc. is the fund's manager and administrator and also provides investment advisory services. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On October 31, 1999, Mitchell Hutchins was adviser or sub-adviser to 33 investment companies with 76 separate funds and aggregate assets of approximately $48.9 billion.

The fund has received an exemptive order from the SEC to permit the board to appoint and replace investment sub-advisers and to amend the sub-advisory contracts between Mitchell Hutchins and any sub-advisers without obtaining shareholder approval.

ADVISORY AND ADMINISTRATION FEES

During the most recent fiscal year, the fund paid fees to Mitchell Hutchins for advisory services at the annual contract rate of 0.15% of its average daily net assets. In addition, the fund paid fees to Mitchell Hutchins for administrative services at the annual contract rate of 0.20% of its average daily net assets.

PORTFOLIO MANAGER

Susan Ryan, a senior vice president of Mitchell Hutchins, is primarily responsible for the day-to-day management of the fund's portfolio. She has held her fund responsibilities since its inception.

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                               Prospectus Page 9

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                   PaineWebber PACE Money Market Investments

                              DIVIDENDS AND TAXES

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DIVIDENDS

The fund normally declares dividends daily and pays them monthly. Shares of the fund earn dividends on the day they are sold but do not earn dividends on the day they are purchased.

You will receive dividends in additional shares of the fund unless you elect to receive them in cash. Contact your Financial Advisor at PaineWebber if you prefer to receive dividends in cash.

TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. The fund expects that its dividends will be taxed as ordinary income. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

The fund will tell you how you should treat its dividends for tax purposes. You will not recognize any gain on the sale of fund shares so long as that fund maintains a share price of $1.00.

As noted above, shareholders will pay the PACE-SM- Multi Advisor Program Fee. For individual shareholders, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes.

See the SAI for a a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.

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                               Prospectus Page 10

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                   PaineWebber PACE Money Market Investments

                              FINANCIAL HIGHLIGHTS

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The following financial highlights tables are intended to help you understand the fund's financial performance for the periods shown. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends.

This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, are included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647-1568.

                                                                                      PACE
                                                                            MONEY MARKET INVESTMENTS
                                                                ------------------------------------------------
                                                                     FOR THE YEARS ENDED
                                                                          JULY 31,               FOR THE PERIOD
                                                                -----------------------------         ENDED
                                                                 1999       1998       1997      JULY 31, 1996+
                                                                -------    -------    -------    ---------------
Net asset value, beginning of period........................    $  1.00    $  1.00    $  1.00        $  1.00
                                                                -------    -------    -------        -------
Net investment income.......................................       0.05       0.05       0.05           0.05
                                                                -------    -------    -------        -------
Dividends from net investment income........................      (0.05)     (0.05)     (0.05)         (0.05)
                                                                -------    -------    -------        -------
Net asset value, end of period..............................    $  1.00    $  1.00    $  1.00        $  1.00
                                                                =======    =======    =======        =======
Total investment return (1).................................       4.85%      5.32%      5.13%          4.75%
                                                                =======    =======    =======        =======
Ratios/Supplemental Data:
Net assets, end of period (000's)...........................    $47,174    $25,493    $16,070        $10,221
Expenses to average net assets, net of fee waivers and
expense reimbursements......................................       0.50%      0.50%      0.50%          0.50%*
Expenses to average net assets, before fee waivers and
expense reimbursements......................................       1.07%      1.20%      1.89%          2.40%*
Net investment income to average net assets, net of fee
waivers and expense reimbursements..........................       4.70%      5.20%      5.04%          4.93%*
Net investment income to average net assets, before fee
waivers and expense reimbursements..........................       4.13%      4.50%      3.65%          3.03%*

------------------------

+                       For the period August 24, 1995 (commencement of operations)
                        through July 31, 1996.
*                       Annualized.
(1)                     Total investment return is calculated assuming a $1,000
                        investment on the first day of each period reported,
                        reinvestment of all dividends at net asset value on the
                        payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE
                        Program Fee; results would be lower if this fee was
                        included. Total investment return for period of less than
                        one year has not been annualized.

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                               Prospectus Page 11

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                            ------------------------
                   PaineWebber PACE Money Market Investments

TICKER SYMBOL

PACE Money Market Investments                                 PCEXX

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.

You may discuss your questions about the fund by contacting your PaineWebber Financial Advisor. You may obtain free copies of annual and semi-annual reports and the SAI, by contacting your PaineWebber Financial Advisor or the fund directly at 1-800-647-1568.

You may review and copy information about the fund, including annual and semi-annual reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies of reports and other information about the funds and about the operations of the SEC's Public Reference Room:

- For a fee, by writing to or calling the SEC's Public Reference Room,

  Washington, D.C. 20549-6009

  Telephone: 1-800-SEC-0330

- Free, from the SEC's Internet website at: http://www.sec.gov

PaineWebber PACE Select Advisors Trust
Investment Company Act File No. 811-8764

-C- PaineWebber Incorporated. All rights reserved. Member of SPIC.

                                ---------------
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

                     PAINEWEBBER PACE SELECT ADVISORS TRUST
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

                       STATEMENT OF ADDITIONAL INFORMATION

         The following funds are series of PaineWebber PACE Select Advisors Trust ("Trust"), a professionally managed open-end investment company.

PACE Money Market Investments                           PACE Large Company Value Equity Investments
PACE Government Securities Fixed Income Investments     PACE Large Company Growth Equity Investments
PACE Intermediate Fixed Income Investments              PACE Small/Medium Company Value Equity Investments
PACE Strategic Fixed Income Investments                 PACE Small/Medium Company Growth Equity Investments
PACE Municipal Fixed Income Investments                 PACE International Equity Investments
PACE Global Fixed Income Investments                    PACE International Emerging Markets Equity Investments

         PACE Intermediate Fixed Income Investments and PACE Global Fixed Income Investments are non-diversified series of the Trust. The other funds are diversified series.


         Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), serves as the manager and administrator for each fund and also as the investment adviser for PACE Money Market Investments. Mitchell Hutchins selects and monitors unaffiliated investment advisers who provide advisory services for the other funds. As distributor for the funds, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of fund shares.


         Portions of the funds' annual report to shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Report accompanies this SAI. You may obtain additional copies of the funds' Annual Report by calling toll-free 1-800-647-1568.

         This SAI is not a prospectus and should be read only in conjunction with the funds' current Prospectus, dated December 1, 1999. A copy of the Prospectus may be obtained by calling any PaineWebber Financial Advisor or by calling toll-free 1-800-647-1568. The Prospectus contains more complete information about the funds. You should read it carefully before investing.

         This SAI is dated December 1, 1999.

                                TABLE OF CONTENTS
                                                                            PAGE

      The Funds and Their Investment Policies ................................2
      The Funds' Investments, Related Risks and Limitations...................8
      Strategies Using Derivative Instruments ...............................33
      Organization of Trust; Trustees and Officers and Principal Holders of
         Securities .........................................................42
      Investment Advisory, Administration and Distribution Arrangements......46
      Portfolio Transactions ................................................51
      Additional Redemption Information; Other Services .....................55
      Valuation of Shares ...................................................56
      Performance............................................................58
      Taxes..................................................................60
      Other Information .....................................................65
      Financial Statements ..................................................66
      Appendix..............................................................A-1

                     THE FUNDS AND THEIR INVESTMENT POLICIES

         No fund's investment objective may be changed without shareholder approval. Except where noted, the other investment policies of each fund may be changed by the board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.


         PACE MONEY MARKET INVESTMENTS has an investment objective of current income consistent with preservation of capital and liquidity. The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments are short-term debt obligations and similar securities. These instruments include
(1) U.S. and foreign government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term corporate obligations of U.S. and foreign corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities. Money market instruments also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund may purchase participation interests in any of the securities in which it is permitted to invest. Participation interests are pro rata interests in securities held by others. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.


         PACE Money Market Investments may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of U.S. and foreign banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven days.


         PACE Money Market Investments may purchase only those obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). A First Tier Security is either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("rating agencies"), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by Mitchell Hutchins to be of comparable quality. If a security in the fund's portfolio ceases to be a First Tier Security (as defined above) or Mitchell Hutchins becomes aware that a security has received a rating below the second highest rating by any rating agency, Mitchell Hutchins and, in certain cases, the board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.


         PACE Money Market Investments may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, the fund may purchase variable and floating rate securities of other issuers with remaining maturities in excess of 13 months. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund's investment in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 13 months or less. The fund will purchase variable and floating rate securities of non-U.S. government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less.


         Generally, PACE Money Market Investments may exercise demand features
(1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institutional to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.


         Variable rate securities include variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between PACE Money Market Investments and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer.
These notes are payable on demand and may or may not be rated.

         PACE Money Market Investments generally may invest no more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. The fund may purchase only U.S. dollar-denominated obligations of foreign issuers.


         PACE Money Market Investments may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks [and through reverse repurchase agreements] for temporary or emergency purposes, but not in excess of 10% of its total assets.



         PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS has an investment objective of current income. Pacific Investment Management Company serves as the fund's investment adviser. The fund invests in U.S. government bonds and other bonds of varying maturities, but normally maintains a dollar-weighted average portfolio duration of between one and seven years. Under normal circumstances, the fund invests at least 65% of its total assets in U.S. government bonds, including those backed by mortgages, and related repurchase agreements. The fund may invest up to 35% of its total assets in corporate bonds, including mortgage- and asset-backed securities of private issuers. These investments are limited to bonds that are rated at least A by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service Inc. ("Moody's"), except that the fund may not acquire a bond if, as a result, more than 25% of its total assets would be invested in bonds rated below AAA or if more than 10% of its total assets would be invested in bonds rated A. The fund may invest in bonds that are assigned comparable ratings by another rating agency and unrated bonds that its investment adviser determines are of comparable quality to rated securities in which the fund may invest.



         PACE Government Securities Fixed Income Investments may invest in certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The SEC staff currently takes the position that "stripped" U.S. government securities that are not issued through the U.S. Treasury are not U.S. government securities. As long as the SEC staff takes this position, the fund will not consider these stripped U.S. government securities to be U.S. government securities for purposes of its 65% investment requirement. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage-backed or asset-backed securities.



         PACE Government Securities Fixed Income Investments may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements for investment purposes to enhance the fund's return. These transactions are considered borrowings. The fund may also borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund's total borrowings may not exceed 33 1/3% of its total assets plus an additional 5% of its total assets for extraordinary or emergency purposes. The fund will not enter into dollar rolls or reserve repurchase agreements for investment purposes in an amount in excess of 5% of its total assets except in arbitraged transactions where the fund maintains an offsetting position in securities or repurchase agreements that mature or before the settlement date on the related dollar roll or reverse repurchase agreement. The fund may invest in loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities. The fund may invest in the securities of other investment companies and may sell short "against the box."



         PACE INTERMEDIATE FIXED INCOME INVESTMENTS has an investment objective of current income, consistent with reasonable stability of principal. Pacific Income Advisers, Inc. serves as the fund's investment adviser. The fund invests in bonds of varying maturities, but normally maintains a dollar-weighted average portfolio duration of between two and four and one-half years. Under normal circumstances, the fund invests at least 65% of its total assets in U.S. government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities), corporate bonds (including mortgage- and asset-backed securities of private issuers, Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds) and preferred stocks. The fund limits its investments to investment grade securities. The fund may invest up to 10% of its total assets in securities denominated in foreign currencies of developed countries. The fund's investments may include certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage-backed or asset-backed securities.



         PACE Intermediate Fixed Income Investments may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."



         PACE STRATEGIC FIXED INCOME INVESTMENTS has an investment objective of total return consisting of income and capital appreciation. Pacific Investment Management Company serves as the fund's investment adviser. The fund invests in bonds of varying maturities, but normally maintains a dollar-weighted average portfolio duration of between three and eight years. Under normal circumstances, the fund invests at least 65% of its total assets in U.S. government bonds, bonds (including convertible bonds) of U.S. and foreign private issuers, foreign government bonds (including bonds issued by supranational and quasi-governmental entities), foreign currency exchange-related securities, loan participations and assignments and money market instruments (including commercial paper and certificates of deposit). These investments include mortgage- and asset-backed securities, although the fund's investments in mortgage-backed securities of private issuers are limited to 35% of its total assets. The fund may not invest more than 5% of its net assets in any combination of interest-only, principal-only and inverse floating rate securities, including those that are not mortgage-backed or asset-backed securities.



         PACE Strategic Fixed Income Investments invests primarily in investment grade bonds but may invest up to 20% of its total assets in securities, including convertible securities, that are not investment grade but are rated at least B by S&P or Moody's, assigned a comparable rating by another rating agency or, if unrated, determined by its investment adviser to be of comparable quality. The fund may invest up to 20% of its total assets in a combination of Yankee bonds, Eurodollar bonds and bonds denominated in foreign currencies, except that not more than 10% of the fund's total assets may be invested in bonds denominated in foreign currencies. The fund's investments may include Brady Bonds. The fund's investments also may include certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts, other debt securities sold with a discount and payment-in-kind securities.



         PACE Strategic Fixed Income Investments may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may engage in dollar rolls and reverse repurchase agreements for investment purposes to enhance the fund's return. These transactions are considered borrowings. The fund may also borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund's total borrowings may not exceed 33 1/3% of its total assets plus an additional 5% of its total assets for extraordinary or emergency purposes. The fund will not enter into dollar rolls or reserve repurchase agreements for investment purposes in an amount in excess of 5% of its total assets except in arbitraged transactions where the fund maintains an offsetting position in securities or repurchase agreements that mature or before the settlement date on the related dollar roll or reverse repurchase agreement. The fund's investments in loan participations and assignments are generally subject to the fund's overall limitation on investments in illiquid securities. The fund may invest in the securities of other investment companies and may sell short "against the box."



         PACE MUNICIPAL FIXED INCOME INVESTMENTS has an investment objective of high current income exempt from federal income tax. Deutsche Asset Management, Inc. serves as the fund's investment adviser. Under normal conditions, the fund invests at least 80% of its total assets in municipal bonds, the interest on which, in the opinion of counsel to the issuers, is exempt from federal income tax. The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration of between three and seven years. The fund invests in municipal bonds rated at the time of purchase at least A, MIG-2 or Prime-2 by Moody's or A, SP-2 or A-2 by S&P, or, if unrated, determined to be of comparable quality by its investment adviser, except that the fund may invest up to 15% of its total assets in municipal bonds that at the time of purchase are rated Baa by Moody's, BBB by S&P or, if unrated, are determined to be of comparable quality by its investment adviser. The fund also may invest without limit in private activity bonds and other municipal bonds that pay interest that is an item of tax preference for purposes of the federal alternative minimum tax ("AMT"), although the fund will endeavor to manage its portfolio so that no more than 25% of its interest income will be a tax preference item.



         PACE Municipal Fixed Income Investments may not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state. The fund also may not invest more than 25% of its total assets in municipal obligations that are secured by revenues from a particular industry, except that it may invest up to 50% of its total assets in municipal bonds that are secured by revenues from public housing authorities and state and local housing finance authorities, including bonds backed by the U.S. Treasury or other U.S. government-guaranteed securities. The fund may invest without limit in private activity bonds, including private activity bonds that are collateralized by letters of credit issued by banks having stockholders' equity in excess of $100 million as of the date of their most recently published statement of financial condition. The fund may not invest more than 5% of its net assets in municipal leases.



         PACE Municipal Fixed Income Investments may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund may invest in the securities of other investment companies.



         PACE GLOBAL FIXED INCOME INVESTMENTS has an investment objective of high total return. Rogge Global Partners plc serves as the fund's investment adviser. The fund invests primarily in high-grade bonds, denominated in foreign currencies or U.S. dollars, of governmental and private issuers in the United States and developed foreign countries. The fund invests in bonds of varying maturities, but normally maintains a dollar-weighted average portfolio duration of between four and eight years. Under normal circumstances, the fund invests at least 65% of its total assets in U.S. government bonds, foreign government bonds (including bonds issued by supranational organizations and quasi-governmental entities) and bonds of U.S. or foreign private issuers. The fund normally invests in a minimum of four countries, one of which may be the United States. Debt securities are considered high grade if they are rated A or better by S&P or Moody's or another rating agency or, if unrated, determined by the fund's investment adviser to be of comparable quality.



         PACE Global Fixed Income Investments may invest up to 10% of its total assets in bonds issued by companies and governments in emerging market countries that are rated as low as Ba by Moody's or BB by S&P or, if unrated, determined by the fund's investment adviser to be of comparable quality. The fund considers "emerging market countries" to be those countries not included in the [Morgan Stanley Capital International World Index of major world economies] [J.P. Morgan Emerging Market Bond Index]. The fund's investments may include Brady Bonds. The fund's investments also may include certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts.



         PACE Global Fixed Income Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund may invest in structured foreign investments and loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities and in no event may the fund's investments in loan participations and assignments exceed 10% of the fund's total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."



         PACE LARGE COMPANY VALUE EQUITY INVESTMENTS has an investment objective of capital appreciation and dividend income. Brinson Partners, Inc. serves as the fund's investment adviser. The fund invests primarily in equity securities of U.S. companies that are believed to be undervalued. The fund's investments may include both large and medium capitalization companies. However, under normal circumstances, the fund invests at least 65% of its total assets in common stocks of companies with a total market capitalization of $4.0 billion or greater at the time of purchase. The term market capitalization means the market value of a company's outstanding common stock.



         PACE Large Company Value Equity Investments may invest up to 10% of its total assets in convertible bonds that are not investment grade but these securities must be rated at least BB by S&P, Ba by Moody's or, if unrated, determined to be of comparable quality by its investment adviser. Subject to its 65% investment requirement, the fund may invest in a broad range of equity securities of U.S. issuers that are traded on major stock exchanges or in the over-the-counter market. The fund may invest up to 5% of its total assets in U.S. dollar-denominated foreign securities that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market. The fund also may invest in U.S. government bonds and investment grade corporate bonds.



         PACE Large Company Value Equity Investments may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."



         PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS has an investment objective of capital appreciation. Alliance Capital Management L.P. serves as the fund's investment adviser. The fund invests primarily in equity securities that are believed to have faster rates of earnings growth than the average rate of the companies in the Standard & Poor's 500 Composite Stock Price Index. Dividend income is an incidental consideration in the investment adviser's selection of investments for the fund. Although the fund may invest in a broad range of equity securities, including securities convertible into common stocks, under normal circumstances, it invests at least 65% of its total assets in common stocks of companies with total market capitalization of $4.0 billion or greater at the time of purchase. The term market capitalization means the market value of a company's outstanding common stock.



         Subject to its 65% investment requirement, PACE Large Company Growth Equity Investments may invest in a broad range of equity securities of U.S. issuers. The fund may invest up to 5% of its total assets in U.S. dollar-denominated foreign securities that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market. The fund also may invest in U.S. government bonds and investment grade corporate bonds.



         PACE Large Company Growth Equity Investments may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."



         PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS has an investment objective of capital appreciation. Ariel Capital Management, Inc. and Brandywine Asset Management, Inc. serve as the fund's investment advisers. Mitchell Hutchins allocates the fund's assets between the two investment advisers. The fund invests primarily in equity securities of companies that are believed to be undervalued or overlooked in the market place. Although the fund may invest in a broad range of equity securities, including securities convertible into common stocks, under normal market conditions, the fund invests at least 65% of its total assets in common stocks of companies with total market capitalization of less than $4.0 billion at the time of purchase. The term market capitalization means the market value of a company's outstanding common stock. The fund invests in equity securities that generally have price-to-earnings ("P/E") ratios that are below the market average. The fund invests in the equity securities of companies only if they have common stock that is traded on a major stock exchange or in the over-the-counter market. Subject to its 65% investment requirement, the fund may invest in U.S. government bonds and investment grade corporate bonds.



         PACE Small/Medium Company Value Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."



         PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS has an investment objective of capital appreciation. Delaware Management Company, Inc. serves as the fund's investment adviser . The fund invests primarily in the stocks of companies that are characterized by above-average earnings growth rates and total market capitalization of less than $4.0 billion at the time of purchase. Dividend income is an incidental consideration in the investment adviser's selection of investments for the fund. Although the fund may invest in a broad range of equity securities, including securities convertible into common stocks, under normal circumstances, it invests at least 65% of its total assets in common stocks of issuers with total market capitalization of less than $4.0 billion that exhibit the potential for high future earnings growth relative to the overall market. Subject to its 65% investment requirement, the fund may invest in U.S. government bonds and investment grade corporate bonds. The fund may invest up to 5% of its total assets in U.S. dollar-denominated foreign securities that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market.



         PACE Small/Medium Company Growth Equity Investments may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."



         PACE INTERNATIONAL EQUITY INVESTMENTS has an investment objective of capital appreciation. Martin Currie, Inc. serves as the fund's investment adviser. The fund invests primarily in equity securities of companies domiciled outside the United States and a large part of its investments are usually denominated in foreign currencies. Under normal circumstances, the fund invests at least 65% of its total assets in common stocks, which may or may not pay dividends, and securities convertible into common stocks, of companies domiciled outside the United States. "Domiciled," for these purposes, means companies (1) that are organized under the laws of a country other than the United States, (2) for which the principal securities trading market is in a country other than the United States, or (3) which derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in the respective country or which have at least 50% of their assets situated in such a country.

         PACE International Equity Investments normally invests in the securities of issuers from three or more countries outside the United States and, under normal market conditions, its investments involve securities principally traded in at least 10 different countries. The fund's investment adviser gives particular consideration to investments that are principally traded in Japanese, European, Pacific and Australian securities markets and to securities of foreign companies that are traded on U.S. securities markets. The fund may also invest in the securities of companies in emerging markets, including Asia, Latin America and other regions where the markets may not yet fully reflect the potential of the developing economies. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies, except that Malaysia is considered an emerging market country for this purpose. The fund invests only in those markets where the investment adviser considers there to be an acceptable framework of market regulation and sufficient liquidity. The fund may also invest in non-investment grade convertible securities. These non-investment grade convertible securities may not be rated lower than B by S&P or Moody's or, if unrated, determined by the fund's investment adviser to be of comparable quality. The fund's investments in emerging market securities and non-investment grade convertible securities, in the aggregate, may not exceed 10% of its total assets at the time of purchase. Subject to its 65% investment requirement, the fund also may invest in U.S. government bonds and investment grade bonds of U.S. and foreign issuers.



         PACE International Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund may invest in structured foreign investments. The fund may invest in the securities of other investment companies, including closed-end funds that invest in foreign markets, and may sell short "against the box."


         PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS has an investment objective of capital appreciation. Schroder Investment Management North America Inc. serves as the fund's investment adviser. The fund invests at least 65% of its total assets in equity securities issued by companies domiciled in emerging market countries. "Domiciled," for these purposes, means companies
(1) that are organized under the laws of an emerging market country, (2) for which the principal securities trading market is in an emerging market country, or (3) which derive a significant proportion (at least 50%) of their revenues or profits from goods produced or sold, investments made or services performed in the respective country or which have at least 50% of their assets situated in such a country. The fund considers "emerging market countries" to be those countries not included in the Morgan Stanley Capital International World Index of major world economies. The fund normally invests in the securities of issuers from three or more emerging market countries.


         PACE International Emerging Markets Equity Investments may invest up to 35% of its total assets in bonds, including U.S. government bonds, foreign government bonds and bonds of private U.S. and foreign issuers, including convertible bonds. The fund's investments may include Brady Bonds. The fund's investments in bonds of private issuers are rated at the time of purchase at least A by S&P or Moody's or, if unrated, determined by the investment adviser to be of comparable quality, except that up to 10% of the fund's total assets may be invested in lower quality bonds, including convertible bonds. These lower quality bonds must, at the time of purchase, be rated at least C by S&P or determined by the investment adviser to be of comparable quality.



         PACE International Emerging Markets Equity Investments may invest up to 15% of its net assets in illiquid securities. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund may invest in structured foreign investments and loan participations and assignments. These investments are generally subject to the fund's overall limitation on investments in illiquid securities and in no event may the fund's investments in loan participations and assignments exceed 10% of the fund's total assets. The fund may invest in the securities of other investment companies, including closed-end funds that invest in foreign markets, and may sell short "against the box."

              THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS

         The following supplements the information contained in the Prospectus and above concerning the funds' investments, related risks and limitations. Except as otherwise indicated in the Prospectus or the SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.

         EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depository receipts. Common stocks are the most familiar type of equity security. They represent an equity (ownership) interest in a corporation.

         Preferred stock has certain fixed income features, like a bond, but is actually equity in a company, like common stock. Convertible securities include debentures, notes and preferred equity securities, that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Depository receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

         While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, the prices of equity securities generally fluctuate more than bonds and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment.
While this is possible with bonds, it is less likely.

         BONDS are fixed or variable rate debt obligations, including notes, debentures, and similar instruments and securities, including money market instruments. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

         Bonds are subject to interest rate risk and credit risk, but to varying degrees. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond, or that a market may become less confident as to the issuer's ability or willingness to do so. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

         CREDIT RATINGS; NON-INVESTMENT GRADE BONDS. Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in the Appendix to this SAI. The process by which Moody's and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such ratings represent an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

         Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade the rating of a bond. Subsequent to a bond's purchase by a fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

         In addition to ratings assigned to individual bond issues, the applicable investment adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

         Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable investment adviser to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody's are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the Prospectus or SAI include bonds that are not rated by a rating agency but that the applicable investment adviser determines to be of comparable quality.


         High yield bonds (commonly known as "junk bonds") are non-investment grade bonds. This means they are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another rating agency or determined by a fund's investment adviser to be of comparable quality. A fund's investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve higher risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.


         The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to the issuers' financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

         The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

         Opinions relating to the validity of municipal bonds and to the exemption of interest thereon from federal income tax and (when available) from the federal alternative minimum tax, are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the investing fund, nor Mitchell Hutchins nor the applicable investment adviser reviews the proceedings relating to the issuance of municipal bonds or the basis for such opinions. An issuer's obligations under its municipal bonds are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal bonds held by a fund or the exempt-interest dividends received by a fund's shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal bonds may be materially and adversely affected.

         U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

         U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS programs, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

         Treasury inflation-protected securities ("TIPS") are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIPS is payable semi-annually on the adjusted principal value. The principal value of TIPS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds TIPS, the fund may earn less on the TIPS than it would on conventional Treasury bonds. Any increase in the principal value of TIPS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time.

         ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

         MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. government mortgage-backed securities are issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government sponsored enterprises. Other domestic mortgage-backed securities are sponsored or issued by private entities, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purposes entities (collectively, "Private Mortgage Lenders").

Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate.

         Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

         A major difference between mortgage-backed securities and traditional bonds is that interest and principal payments are made more frequently (usually monthly) and that principal may be repaid at any time because the underlying mortgage loans may be prepaid at any time. When interest rates go down and homeowners refinance their mortgages, mortgage-backed securities may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed securities may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

         Mortgage-backed securities also may decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

         CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

         Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

         The market for privately issued mortgage-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. Foreign mortgage-backed securities markets are substantially smaller than U.S. markets, but have been established in several countries, including Germany, Denmark, Sweden, Canada and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured differently than domestic mortgage-backed securities, but they normally present substantially similar investment risks as well as the other risks normally associated with foreign securities.


         During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities, including IO and PO classes of mortgage-backed securities, can be extremely volatile, and these securities may become illiquid. A fund's investment adviser seeks to manage its investments in mortgage-backed securities so that the volatility of its portfolio, taken as a whole, is consistent with its investment objective. Management of portfolio duration is an important part of this. However, computing the duration of mortgage-backed securities is complex. See, "The Funds' Investments, Related Risks and Limitations -- Duration." If a fund's investment adviser does not compute the duration of mortgage-backed securities correctly, the value of its portfolio may be either more or less sensitive to changes in market interest rates than intended. In addition, if market interest rates or other factors that affect the volatility of securities held by a fund change in ways that its investment adviser does not anticipate, the fund's ability to meet its investment objective may be reduced.



         More information concerning these mortgage-backed securities and the related risks of investments therein is set forth below. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, a fund expects to invest in those new types of mortgage-backed securities that its investment adviser believes may assist it in achieving its investment objective. Similarly, a fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.


         GINNIE MAE CERTIFICATES -- Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as the funds. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

         FANNIE MAE CERTIFICATES -- Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

         FREDDIE MAC CERTIFICATES -- Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.


         PRIVATE MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to CMOs issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (I.E., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "The Funds' Investments, Related Risks and Limitations -- Mortgage-Backed Securities -- TYPES OF CREDIT ENHANCEMENT." These credit enhancements do not protect investors from changes in market value.


         COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE PASS-THROUGHS -- CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay the debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.


         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any principal-only or "PO" class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.


         Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

         Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates -- I.E., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse interest-only ("IO") class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

         TYPES OF CREDIT ENHANCEMENT -- To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) loss protection. Loss protection relates to losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Loss protection ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

         SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES -- The yield characteristics of mortgage- and asset-backed securities differ from those of traditiona1 debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

         The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield.

         ADJUSTABLE RATE MORTGAGE AND FLOATING RATE MORTGAGE-BACKED
SECURITIES -- Adjustable rate mortgage securities are mortgage-backed securities (sometimes referred to as ARMs) that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest. Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed rate securities. ARMs represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of adjustable rate mortgage loans. These mortgage loans generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain adjustable rate mortgage loans specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. These mortgage loans also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the adjustable rate mortgage loan. Borrowers under these mortgage loans experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

         Adjustable rate mortgage loans also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on these mortgage loans could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on adjustable rate mortgage loans might decrease. The rate of prepayments with respect to adjustable rate mortgage loans has fluctuated in recent years.

         The rates of interest payable on certain adjustable rate mortgage loans, and therefore on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM securities supported by adjustable rate mortgage loans that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

         Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

         INVESTING IN FOREIGN SECURITIES. Investing in foreign securities involves more risks than investing in the United States. The value of foreign securities is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that have begun using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

         Securities of foreign issuers may not be registered with the SEC, and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the funds than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

         Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. From time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Transactions in foreign securities may be subject to less efficient settlement practices. Foreign securities trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose a fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

         The costs of investing outside the United States frequently are higher than those attributable to investing in the United States. This is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing.

         A fund may invest in foreign securities by purchasing depository receipts, including American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"), or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. EDRs are European receipts evidencing a similar arrangement, may be denominated in other currencies and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international financial markets. For purposes of each fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

         ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

         Eurodollar bonds and Yankee bonds are types of U.S. dollar-denominated foreign securities. Eurodollar bonds are U.S. dollar-denominated bonds that are held outside the United States, primarily in Europe. Yankee bonds are U.S. dollar-denominated bonds of foreign issuers that are sold primarily in the United States.

         The funds that invest outside the United States anticipate that their brokerage transactions involving foreign securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Although each fund will endeavor to achieve the best net results in effecting its portfolio transactions, transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

         Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

         Investment income and gains on certain foreign securities in which the funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the funds would be subject. In addition, substantial limitations may exist in certain countries with respect to the funds' ability to repatriate investment capital or the proceeds of sales of securities.

         FOREIGN CURRENCY RISKS. Currency risk is the risk that changes in foreign exchange rates may reduce the U.S. dollar value of a fund's foreign investments. If the value of a foreign currency rises against the value of the U.S. dollar, the value of a fund's investments that are denominated in, or linked to, that currency will increase. Conversely, if the value of a foreign currency declines against the value of the U.S. dollar, the value of such fund investments will decrease. Such changes may have a significant impact on the value of fund shares. In some instances, a fund may use derivative strategies to hedge against changes in foreign currency value. (See "Strategies Using Derivative Instruments" below.) However, opportunities to hedge against currency risk may not exist in certain markets, particularly with respect to emerging market currencies, and even when appropriate hedging opportunities are available, a fund may choose not to hedge against currency risk.

         Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. In the case of those European countries that use the Euro as a common currency unit, the relative merits of investments in the common market in which they participate, rather than the merits of investments in the individual country, will be a determinant of currency exchange rates. Currency exchange rates also can be affected by the intervention of the U.S. and foreign governments or central banks, the imposition of currency controls, speculation, devaluation or other political or economic developments inside and outside the United States.


         Each fund that invests in foreign-currency denominated securities values its assets daily in U.S. dollars and does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. From time to time a fund's foreign currencies may be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a fund could suffer a loss of some or all of the amounts deposited. A fund may convert foreign currency to U.S. dollars from time to time.



         The value of the assets of a fund as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, a fund may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire immediately to resell that currency to the dealer. A fund conducts its currency exchange transactions either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

SPECIAL CHARACTERISTICS OF EMERGING MARKET SECURITIES AND SOVEREIGN DEBT

         EMERGING MARKET INVESTMENTS. The special risks of investing in foreign securities are heightened when emerging markets are involved. For example, many emerging market currencies recently have experienced significant devaluations relative to the U.S. dollar. Emerging market countries typically have economic and political systems that are less fully developed and can be expected to be less stable than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets also may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

         INVESTMENT AND REPATRIATION RESTRICTIONS -- Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in these countries and may increase its expenses. For example, certain countries may require governmental approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from some emerging market countries is subject to restrictions, such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund's operations. These restrictions may in the future make it undesirable to invest in the countries to which they apply. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

         If, because of restrictions on repatriation or conversion, a fund were unable to distribute substantially all of its net investment income and net short-term and long-term capital gains within applicable time periods, the fund would be subject to federal income and/or excise taxes that would not otherwise be incurred and could cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code. In that case, it would become subject to federal income tax on all of its income and net gains.

         SOCIAL, POLITICAL AND ECONOMIC FACTORS -- Many emerging market countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Any change in the leadership or policies of these countries may halt the expansion of or reverse any liberalization of foreign investment policies now occurring. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the financial markets in those countries and elsewhere and could adversely affect the value of a fund's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting a fund.

         The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries. In addition, the economies of some countries are vulnerable to weakness in world prices for their commodity exports, including crude oil.

         FINANCIAL INFORMATION AND LEGAL STANDARDS -- Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

         In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

         FOREIGN SOVEREIGN DEBT. Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the funds may have limited legal recourse in the event of a default.

         Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

         A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.


         The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the funds' investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt.


         With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Some emerging market countries have from time to time declared moratoria on the payment of principal and interest on external debt.

         Some emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the funds, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may, therefore, have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

         Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of a fund. Certain countries in which a fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments the country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments. Investing in local markets may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

         BRADY BONDS -- Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

         Brady Bonds have been issued only in recent years, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a fund will purchase Brady Bonds in which the price and yield to the investor reflect market conditions at the time of purchase.

         Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent until the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. Interest payments on Brady Bonds may be wholly uncollateralized or may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

         Brady Bonds are often viewed as having several valuation components:
(1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) repayment of principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

         STRUCTURED FOREIGN INVESTMENTS. This term refers to interests in U.S. and foreign entities organized and operated solely for the purpose of securitizing or restructuring the investment characteristics of foreign securities. This type of securitization or restructuring involves the deposit with or purchase by a U.S. or foreign entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured foreign investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured foreign investments is dependent on the extent of the cash flow on the underlying instruments.

         Structured foreign investments frequently involve no credit enhancement. Accordingly, their credit risk generally will be equivalent to that of the underlying instruments. In addition, classes of structured foreign investments may be subordinated to the right of payment of another class. Subordinated structured foreign investments typically have higher yields and present greater risks that unsubordinated structured foreign investments. Structured foreign investments are typically sold in private placement transactions, and there currently is no active trading market for structured foreign investments.

         CURRENCY-LINKED INVESTMENTS. The principal amount of securities that are indexed to specific foreign currency exchange rates may be adjusted up or down (but not below zero) at maturity to reflect changes in the exchange rate between two currencies. A fund may experience loss of principal due to these adjustments.

         INVESTMENTS IN OTHER INVESTMENT COMPANIES. The funds may invest in securities of other investment companies, subject to Investment Company Act limitations which at present, among other things, restrict these investments to no more than 10% of a fund's total assets. The shares of other investment companies are subject to the management fees and other expenses of those funds, and the purchase of shares of some investment companies requires the payment of sales loads and sometimes substantial premiums above the value of such companies' portfolio securities. At the same time, a fund would continue to pay its own management fees and expenses with respect to all its investments, including the securities of other investment companies. Each fund may invest in the shares of other investment companies when, in the judgment of the applicable investment adviser, the potential benefits of such investment outweigh the payment of any management fees and expenses and, where applicable, premium or sales load.

         PACE Money Market Investments may invest in the securities of other money market funds when Mitchell Hutchins believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in money market instruments or (3) such investments would enhance the fund's liquidity. The other funds may invest in the securities of money market funds for similar reasons. In addition, from time to time, investments in other investment companies also may be the most effective available means for a fund to invest a portion of its assets. In some cases, investment in another investment company may be the only practical way for a fund to invest in securities of issuers in certain countries.

         ZERO COUPON, OID AND PIK SECURITIES. Zero coupon securities are securities on which no periodic interest payments are made but instead are sold at a deep discount from their face value. The buyer of these securities receives a rate of return by the gradual appreciation of the security, which results from the fact that it will be paid at face value on a specified maturity date. There are many types of zero coupon securities. Some are issued in zero coupon form, including Treasury bills, notes and bonds that have been stripped of (separated from) their unmatured interest coupons (unmatured interest payments) and receipts or certificates representing interests in such stripped debt obligations and coupons. Others are created by brokerage firms that strip the coupons from interest-paying bonds and sell the principal and the coupons separately.

         Other securities are sold with original issue discount ("OID"), a term that means the securities are issued at a price that is lower than their value at maturity, even though interest on the securities may be paid prior to maturity. In addition, payment-in-kind ("PIK") securities pay interest in additional securities, not in cash. OID and PIK securities usually trade at a discount from their face value.

         Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. Other OID securities and PIK securities also are subject to greater fluctuations in market value in response to changing interest rates than bonds of comparable maturities that make current distributions of interest in cash.

         Federal tax law requires that the holder of a zero coupon security or other OID security include in gross income each year the OID that accrues on the security for the year, even though the holder receives no interest payment on the security during the year. Similarly, while PIK securities may pay interest in the form of additional securities rather than cash, that interest must be included in a fund's current income. These distributions would have to be made from the fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A fund would not be able to purchase additional securities with cash used to make such distributions and its current income and the value of its shares would ultimately be reduced as a result.

         Certain zero coupon securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interests in such U.S. Treasury securities or coupons. The staff of the SEC currently takes the position that "stripped" U.S. government securities that are not issued through the U.S. Treasury are not U.S. government securities. This technique is frequently used with U.S. Treasury bonds to create CATS (Certificate of Accrual Treasury Securities), TIGRs (Treasury Income Growth Receipts) and similar securities.

         CONVERTIBLE SECURITIES. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities,
(2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.


         LOAN PARTICIPATIONS AND ASSIGNMENTS. Investments in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically result in the fund's having a contractual relationship only with the Lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if its investment adviser determines that the selling Lender is creditworthy.


         When a fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

         Assignments and Participations are generally not registered under the Securities Act and thus may be subject to a fund's limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.


         TEMPORARY AND DEFENSIVE INVESTMENTS; MONEY MARKET INVESTMENTS. Each fund may invest in money market investments for temporary or defensive purposes or as part of its normal investment program. Such investments include, among other things, (1) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest,
(4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks, (5) debt obligations issued or guaranteed by one or more foreign governments or any of their foreign political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (6) bonds issued by foreign issuers, (7) repurchase agreements and (8) other investment companies that invest exclusively in money market instruments. Only those funds that may trade outside the United States may invest in money market instruments that are denominated in foreign currencies.



         INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each fund may invest in securities of other investment companies, subject to Investment Company Act limitations. Among other things, these limitations currently restrict a fund's aggregate investments in other registered investment companies to no more than 10% of its total assets. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities. At the same time, a fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. Each fund may invest in the shares of other investment companies when, in the judgment of its investment adviser, the potential benefits of the investment outweigh the payment of any management fees and expenses and, where applicable, premium or sales load. A fund's investment in another investment company is subject to the risks of that investment company's underlying portfolio securities. Shares of closed-end investment companies also can trade at substantial discounts below the value of the companies' portfolio securities. A fund that invests in a closed-end investment company is also subject to the risk that the shares of the closed-end investment company might trade at a discount to their net asset value.



         ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those its investment adviser has determined are liquid pursuant to guidelines established by the board. The assets used as cover for over-the-counter options written by the funds will be considered illiquid unless the over-the-counter options are sold to qualified dealers who agree that the funds may repurchase any over-the-counter options they write at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Under current SEC guidelines, interest-only and principal-only classes of mortgage-backed securities generally are considered illiquid. However, interest-only and principal-only classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumentalities will not be considered illiquid if the fund's investment adviser has determined that they are liquid pursuant to guidelines established by the board. To the extent a fund invests in illiquid securities, it may not be able to readily liquidate such investments and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.


         Restricted securities are not registered under the Securities Act and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to sell.


         However, not all restricted securities are illiquid. For funds that are authorized to trade outside the United States, foreign securities are freely tradeable in the country in which they are principally traded generally are not considered illiquid, even if they are restricted in the United States. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.


         Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of that Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of such securities promptly or at favorable prices.


         The board has delegated the function of making day-to-day determinations of liquidity to each fund's investment adviser pursuant to guidelines approved by the board. An investment adviser takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers, (5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (6) the existence of demand features or similar liquidity enhancements. A fund's investment adviser monitors the liquidity of restricted securities in its portfolio and reports periodically on such decisions to the board.


         In making determinations as to the liquidity of municipal lease obligations purchased by PACE Municipal Fixed Income Investments, the investment adviser distinguishes between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, the investment adviser does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

         Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Each fund intends to enter into repurchase agreements only with counterparties in transactions believed by Mitchell Hutchins to present minimum credit risks in accordance with guidelines established by the board.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each fund's limitation on borrowings. While a reverse repurchase agreement is outstanding, a fund will maintain, in a segregated account with its custodian, cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

         Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or trustee or receiver may receive an extension of time to determine whether to enforce that fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

         DOLLAR ROLLS. In a dollar roll, a fund sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a fund's limitation on borrowings.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, that is, for issuance or delivery to the fund later than the normal settlement date for such securities at a stated price and yield. When-issued securities include TBA ("to be assigned") securities. TBA securities, which are usually mortgage-backed securities, are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed-delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed-delivery basis may result in the fund's incurring or missing an opportunity to make an alternative investment. Depending on market conditions, a fund's when-issued and delayed-delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the fund's total assets, including the value of when-issued and delayed-delivery securities held by that fund, exceeds its net assets.


         A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. When a fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. A fund may sell the right to acquire the security prior to delivery if its investment adviser deems it advantageous to do so, which may result in a gain or loss to the fund.


         TYPES OF MUNICIPAL BONDS. PACE Municipal Fixed Income Investments may invest in a variety of municipal bonds, as described below:

         MUNICIPAL BONDS. Municipal bonds are municipal obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Municipal bonds also include "moral obligation" bonds, which are normally issued by special purpose authorities. For these bonds, a government unit is regarded as morally obligated to support payment of the debt service, which is usually subject to annual budget appropriations. Various types of municipal bonds are described in the following sections.

         MUNICIPAL LEASE OBLIGATIONS. Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The fund generally invests in municipal lease obligations through certificates of participation.

         Although municipal lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

         Certain municipal lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.


         INDUSTRIAL DEVELOPMENT BONDS ("IDBS") AND PRIVATE ACTIVITY BONDS ("PABS"). IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent the fund invests in such PABs, shareholders generally will be required to include a portion of their exempt-interest dividends from that fund in calculating their liability for the AMT. See "Taxes" below. The fund may invest more than 25% of its net assets in IDBs and PABs.


         FLOATING RATE AND VARIABLE RATE OBLIGATIONS. Floating rate and variable rate obligations are municipal bonds that bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Floating rate or variable rate obligations typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, floating rate or variable rate obligations and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks or other financial institutions, the credit standing of which affects the credit quality of the obligations. Changes in the credit quality of these institutions could cause losses to the fund and adversely affect its share price.

         A demand feature gives the fund the right to sell the securities to a specified party, usually a remarketing agent, on a specified date. A demand feature is often backed by a letter of credit from a bank or a guarantee or other liquidity support arrangement from a bank or other financial institution. As discussed under "Participation Interests," to the extent that payment of an obligation is backed by a letter of credit, guarantee or other liquidity support that may be drawn upon demand, such payment may be subject to that institution's ability to satisfy that commitment.

         PARTICIPATION INTERESTS. Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interests.

         A participation interest gives the fund an undivided interest in a municipal bond owned by a bank. The fund has the right to sell the instruments back to the bank. Such right generally is backed by the bank's irrevocable letter of credit or guarantee and permits the fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the fund's participation interest plus accrued interest. Generally, the fund expects to exercise the demand under the letters of credit or other guarantees (1) upon a default under the terms of the underlying bond, (2) to maintain the fund's portfolio in accordance with its investment objective and policies or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The fund's investment adviser will monitor the pricing, quality and liquidity of the participation interests held by the fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

         TENDER OPTION BONDS. Tender option bonds are long-term municipal bonds sold by a bank subject to a "tender option" that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the "tender option"). The tender option may be exercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal bonds. Therefore, the fund's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

         PUT BONDS. A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.


         If the put is a "one time only" put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of its investment adviser, it is in the best interest of the fund to do so. There is no assurance that the issuer of a put bond acquired by a fund will be able to repurchase the bond upon the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer.


         TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES. Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.


         INVERSE FLOATERS. The fund may invest in municipal bonds on which the rate of interest varies inversely with interest rates on other municipal bonds or an index. Such obligations include components of securities on which interest is paid in two separate parts - an auction component, which pays interest at a market rate that is set periodically through an auction process or other method, and a residual component, or "inverse floater," which pays interest at a rate equal to the difference between the rate that the issuer would have paid on a fixed-rate obligation at the time of issuance and the rate paid on the auction component. The market value of an inverse floater will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates.


         Because the interest rate paid to holders of inverse floaters is generally determined by subtracting the interest rate paid to holders of auction components from a fixed amount, the interest rate paid to holders of inverse floaters will decrease as market rates increase and increase as market rates decrease. Moreover, the extent of the increases and decreases in the market value of inverse floaters may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal bond having similar credit quality, redemption provisions and maturity. In a declining interest rate environment, inverse floaters can provide the fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders.


         MORTGAGE SUBSIDY BONDS. The fund also may purchase mortgage subsidy bonds that are normally issued by special purpose public authorities. In some cases the repayment of such bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer and, if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations). The types of municipal bonds identified above and in the Prospectus may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate to low income families.



         STANDBY COMMITMENTS. The fund may acquire standby commitments pursuant to which a bank or other municipal bond dealer agrees to purchase securities that are held in the fund's portfolio or that are being purchased by the fund at a price equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium or plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased by the fund, whichever is later. Although the fund does not currently intend to acquire standby commitments with respect to municipal bonds held in its portfolio, the fund may acquire such commitments under unusual market conditions to facilitate portfolio liquidity.



         The fund would enter into standby commitments only with those banks or other dealers that, in the opinion of its investment adviser, present minimal credit risk. The fund's right to exercise standby commitments would be unconditional and unqualified. A standby commitment would not be transferable by the fund, although it could sell the underlying securities to a third party at any time. The fund may pay for standby commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a standby commitment would not ordinarily affect the valuation or maturity of the underlying municipal bonds. Standby commitments acquired by the fund would be valued at zero in determining net asset value. Whether the fund paid directly or indirectly for a standby commitment, its cost would be treated as unrealized depreciation and would be amortized over the period the commitment is held by the fund.



         DURATION. Duration is a measure of the expected life of a debt security on a present value basis. Duration incorporates the debt security's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by the applicable investment adviser in portfolio selection and yield curve positioning a fund's investments in bonds. Duration was developed as a more precise alternative to the concept "term to maturity." Traditionally, a bond's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a bond provides for a final payment, taking no account of the pattern of the security's payments prior to maturity.


         Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable debt security, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

         Duration allows an investment adviser to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a fund's portfolio of debt securities. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of three years generally will decrease by approximately 3%. Thus, if an investment adviser calculates the duration of a fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

         Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

         There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, an investment adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.


         LENDING OF PORTFOLIO SECURITIES. Each fund is authorized to lend its portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with that fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.


         Pursuant to procedures adopted by the board governing each fund's securities lending program, PaineWebber has been retained to serve as lending agent for each fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent. PaineWebber also has been approved as a borrower under each fund's securities lending program.

         SHORT SALES "AGAINST THE BOX." Each fund (other than PACE Money Market Investments and PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a fund, and that fund is obligated to replace the securities borrowed at a date in the future. When a fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the fund maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."


         A fund might make a short sale "against the box" to hedge against market risks when its investment adviser believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for a security owned by the fund. In such case, any loss in the fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a fund owns, either directly or indirectly, and in the case where the fund owns convertible securities, changes in the investment values or conversion premiums of such securities.


         SEGREGATED ACCOUNTS. When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the fund's obligation or commitment under such transactions. As described below under "Strategies Using Derivative Instruments," segregated accounts may also be required in connection with certain transactions involving options, futures or forward currency contracts and swaps.

INVESTMENT LIMITATIONS OF THE FUNDS

         FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed for a fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares of the fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations, except that with regard to the borrowings limitation in investment restriction number 4, the funds will comply with the applicable restrictions of Section 18 of the Investment Company Act.

         Under the investment or restrictions adopted by the funds:

         (1) A fund, other than PACE Intermediate Fixed Income Investments and PACE Global Fixed Income Investments, may not purchase securities (other than U.S. government securities) of any issuer if, as a result of the purchase, more than 5% of the value of the fund's total assets would be invested in such issuer, except that up to 25% of the value of the fund's total assets may be invested without regard to this 5% limitation.

         (2) A fund will not purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation is not applicable to the fund's investments in U.S. government securities and up to 25% of the fund's assets may be invested without regard to these limitations.

         (3) A fund, other than PACE Municipal Fixed Income Investments, will invest no more than 25% of the value of its total assets in securities of issuers in any one industry, the term industry being deemed to include the government of a particular country other than the United States. This limitation is not applicable to a fund's investments in U.S. government securities.

         (4) A fund will not issue senior securities (including borrowing money from banks and other entities and through reverse repurchase agreements and mortgage dollar rolls) in excess of 33 1/3% of its total assets (including the amount of senior securities issued, but reduced by any liabilities and indebtedness not constituting senior securities), except that a fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for extraordinary or emergency purposes.

         (5) A fund will not pledge, hypothecate, mortgage, or otherwise encumber its assets, except to secure permitted borrowings or in connection with its use of forward contracts, futures contracts, options, swaps, caps, collars and floors.

         (6) A fund will not lend any funds or other assets, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements consistent with the fund's investment objective and policies.

         (7) A fund will not purchase securities on margin, except that a fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

         (8) A fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the fund's net assets (taken at market value) is held as collateral for such sales at any one time.

         (9) A fund will not purchase or sell real estate or real estate limited partnership interests, except that it may purchase and sell mortgage related securities and securities of companies that deal in real estate or interests therein.

         (10) A fund will not purchase or sell commodities or commodity contracts (except currencies, forward currency contracts, futures contracts and options and other similar contracts).


         (11) A fund will not act as an underwriter of securities, except that a fund may acquire restricted securities under circumstances in which, if the securities were sold, the fund might be deemed to be an underwriter for purposes of the Securities Act.



         NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval.


         (1) A fund may not purchase securities of other investment companies, except to the extent permitted by the Investment Company Act in the open market at no more than customary brokerage commission rates. This limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation or merger.


         (2) A fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.


                     STRATEGIES USING DERIVATIVE INSTRUMENTS


         GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. Each fund other than PACE Money Market Investments is authorized to use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts and swap transactions, to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains and to manage the duration of its bond portfolio. For funds that are permitted to trade outside the United States, the applicable investment adviser also may use forward currency contracts, foreign currency options and futures and options on foreign currency futures. A fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, each fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments used by the funds are described below.


         A fund might not use any derivative instruments or strategies, and there can be no assurance that using any strategy will succeed. If an investment adviser is incorrect in its judgment on market values, interest rates or other economic factors in using a derivative instrument or strategy, a fund may have lower net income and a net loss on the investment.

         OPTIONS ON SECURITIES AND FOREIGN CURRENCIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

         OPTIONS ON SECURITIES INDICES--A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

         SECURITIES INDEX FUTURES CONTRACTS--A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

         INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS--Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

         OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

         FORWARD CURRENCY CONTRACTS--A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

         GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's portfolio. Thus, in a short hedge a fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, a fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, a fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

         Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, a fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transactions costs. Alternatively, a fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

         A fund may purchase and write (sell) straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a long straddle when its investment adviser believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a short straddle when its investment adviser believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.


         Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a fund has invested or expects to invest. Derivative Instruments on bonds may be used to hedge either individual securities or broad fixed income market sectors.

         Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Return or gain strategies may include using Derivative Instruments to increase or decrease a fund's exposure to different asset classes without buying or selling the underlying instruments. A fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

         The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a fund's ability to use Derivative Instruments may be limited by tax considerations.
See "Taxes."


         In addition to the products, strategies and risks described below and in the Prospectus, a fund's investment adviser may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. The applicable investment adviser may utilize these opportunities for a fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The funds' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.


         SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.


         (1) Successful use of most Derivative Instruments depends upon the ability of a fund's investment adviser to predict movements of the overall securities, interest rate or currency exchange markets, which requires different skills than predicting changes in the prices of individual securities. While the applicable investment advisers are experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.


         (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because the applicable investment adviser projected a decline in the price of a security in that fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

         (4) As described below, a fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (I.E., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a fund.

         COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the funds to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

         Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of a fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

         OPTIONS. The funds may purchase put and call options, and write (sell) covered put or call options on securities in which they invest and related indices. Funds that may invest outside the United States also may purchase put and call options and write covered options on foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. In addition, a fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by a fund would be considered illiquid to the extent described under "The Funds' Investment Policies, Related Risks and Restrictions--Illiquid Securities."

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on bonds are European-style options. This means that the option can only be exercised immediately prior to its expiration. This is in contrast to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

         A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

         The funds may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on bonds and foreign currencies exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

         The funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the funds will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with the funds, there is no assurance that a fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

         If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

         A fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

         LIMITATIONS ON THE USE OF OPTIONS. The funds' use of options is governed by the following guidelines, which can be changed by the board without shareholder vote:

         (1) A fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

         (2) The aggregate value of securities underlying put options written by a fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

         (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by the fund that are held at any time will not exceed 20% of the fund's total net assets.

         FUTURES. The funds may purchase and sell securities index futures contracts, interest rate futures contracts, debt security index futures contracts and (for those funds that invest outside the United States) foreign currency futures contracts. A fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, a fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.


         Futures strategies also can be used to manage the average duration of a fund's portfolio. If a fund's investment adviser wishes to shorten the average duration of its portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If a fund's investment adviser wishes to lengthen the average duration of its portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.


         PACE Global Fixed Income Investments may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The fund will engage in this strategy only when it is more advantageous to a fund than is purchasing the futures contract.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of each fund's obligations to or from a futures broker. When a fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Holders and writers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

         LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The funds' use of futures and related options is governed by the following guidelines, which can be changed by the board without shareholder vote:


         (1) To the extent a fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the fund's net assets.


         (2) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of the fund's total net assets.

         (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by a fund will not exceed 5% of the fund's total assets.

         FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. Each fund that may invest outside the United States may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the fund's securities are denominated. Such currency hedges can protect against price movements in a security a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.


         A fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are considered expensive. In such cases, the fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the value of which its investment adviser believes will have a positive correlation to the value of the currency being hedged. In addition, a fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a fund owned securities denominated in a foreign currency and its investment adviser believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.


         The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, a fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.


         Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.


         FORWARD CURRENCY CONTRACTS. Each fund that invests outside the United States may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

         The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the instrument purchased or sold, but in the opposite direction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. A fund that may invest outside the United States may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the fund segregates with its custodian cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.


         SWAP TRANSACTIONS. A fund may enter into swap transactions, which include swaps, caps, floors and collars relating to interest rates, currencies, securities or other instruments. Interest rate swaps involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. Currency swaps, caps, floors and collars are similar to interest rate swaps, caps, floors and collars, but they are based on currency exchange rates than interest rates. Equity swaps or other swaps relating to securities or other instruments are also similar, but they are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate.



         A fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. A fund may use interest rate swaps, caps, floors and collars as a hedge on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Interest rate swap transactions are subject to risks comparable to those described above with respect to other hedging strategies.



         A fund will usually enter into swaps on a net basis, I.E., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Because segregated accounts will be established with respect to these transactions, Mitchell Hutchins and the investment advisers believe these obligations do not constitute senior securities and, accordingly, will not treat them as being subject to a fund's borrowing restrictions. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each rate swap will be accrued on a daily basis, and appropriate fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in "Investment Policies and Restrictions--Segregated Accounts." A fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis.



         A fund will enter into swap transactions only with banks and recognized securities dealers believed by its investment adviser to present minimal credit risk in accordance with guidelines established by the fund's board. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

                                  ORGANIZATION OF TRUST; TRUSTEES AND OFFICERS
                                      AND PRINCIPAL HOLDERS OF SECURITIES

         The Trust was formed on September 9, 1994 as a business trust under the laws of the State of Delaware and has twelve operating series. The Trust is governed by a board of trustees, which is authorized to establish additional series and to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share. The board oversees each fund's operations.

         The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

  NAME AND ADDRESS; AGE           POSITION WITH TRUST       BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
  ---------------------           -------------------       ----------------------------------------
Margo N. Alexander*+; 52         Trustee and President    Mrs. Alexander is Chairman (since March
                                                          1999), chief executive officer and a
                                                          director of Mitchell Hutchins (since January
                                                          1995) and an executive vice president and
                                                          director of PaineWebber (since March 1984).
                                                          Mrs. Alexander is president and a director
                                                          or trustee of 32 investment companies for
                                                          which Mitchell Hutchins, PaineWebber or one
                                                          of their affiliates serves as investment
                                                          adviser.

David J. Beaubien; 65                   Trustee           Mr. Beaubien is chairman of Yankee
101 Industrial Road                                       Environmental Systems, Inc., a manufacturer
Turners Falls, MA  01376                                  of meteorological measuring systems. Prior
                                                          to January 1991, he was senior vice
                                                          president of EG&G, Inc., a company which
                                                          makes and provides a variety of scientific
                                                          and technically oriented products and
                                                          services. He is also a director of IEC,
                                                          Inc., a manufacturer of electronic
                                                          assemblies, and Onix Systems Inc., a
                                                          manufacturer of process instrumentation.
                                                          From 1985 to January 1995, Mr. Beaubien
                                                          served as a director or trustee on the
                                                          boards of the Kidder, Peabody & Co.
                                                          Incorporated mutual funds. Mr. Beaubien is a
                                                          trustee of one investment company for which
                                                          Mitchell Hutchins, PaineWebber or one of
                                                          their affiliates serves as investment
                                                          adviser.

E. Garrett Bewkes, Jr.** +; 73          Trustee           Mr. Bewkes is a director of Paine Webber
                                                          Group Inc. ("PW Group") (holding company of
                                                          PaineWebber and Mitchell Hutchins). Prior to
                                                          December 1995, he was a consultant to PW
                                                          Group. Prior to 1988, he was chairman of the
                                                          board, president and chief executive officer
                                                          of American Bakeries Company. Mr. Bewkes is
                                                          a director of Interstate Bakeries
                                                          Corporation and a director or trustee of 34
                                                          investment companies for which Mitchell
                                                          Hutchins, PaineWebber or one of their
                                                          affiliates serves as investment adviser.

Bruce A. Bursey**+; 50                  Trustee           Mr. Bursey is a senior vice president of
                                                          PaineWebber and a director of Investment
                                                          Consulting Services. He is also a director
                                                          of PaineWebber Trust Company. Mr. Bursey is
                                                          a trustee of one investment company for
                                                          which Mitchell Hutchins, PaineWebber or one
                                                          of their affiliates serves as investment
                                                          adviser.


                                       42

  NAME AND ADDRESS; AGE           POSITION WITH TRUST       BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
  ---------------------           -------------------       ----------------------------------------
William W. Hewitt, Jr.; 71              Trustee           Mr. Hewitt is retired. Since 1988, he has
P.O. Box 2359                                             served as a director or trustee on the
Princeton, New Jersey                                     boards of the Guardian Life Insurance
08543-2359                                                Company mutual funds. From 1990 to January
                                                          1995, Mr. Hewitt served as a director or
                                                          trustee on the boards of the Kidder, Peabody
                                                          & Co. Incorporated mutual funds. From
                                                          1986-1988, he was an executive vice
                                                          president and director of mutual funds,
                                                          insurance and trust services of Shearson
                                                          Lehman Brothers Inc. From 1976-1986, he was
                                                          president of Merrill Lynch Funds
                                                          Distributor, Inc. Mr. Hewitt is a trustee of
                                                          one investment company for which Mitchell
                                                          Hutchins, PaineWebber or one of their
                                                          affiliates serves as investment adviser.

Morton L. Janklow; 69                   Trustee           Mr. Janklow is senior partner of Janklow &
598 Madison Avenue                                        Nesbit Associates, an international literary
New York, New York                                        agency representing leading authors in their
10022                                                     relationships with publishers and motion
                                                          picture, television and multi-media
                                                          companies, and of counsel to the law firm of
                                                          Janklow, Newborn & Ashley. Mr. Janklow is a
                                                          director of Revlon, Inc. Mr. Janklow is a
                                                          trustee of one investment company for which
                                                          Mitchell Hutchins, PaineWebber or one of
                                                          their affiliates serves as investment
                                                          adviser.

J. Richard Sipes**+; 52                 Trustee           Mr. Sipes is director of Products and
1200 Harbor Boulevard                                     Trading in Private Client Group for
Weehawken, New Jersey                                     PaineWebber. Mr. Sipes is also a director of
07087                                                     PaineWebber Trust Company, PaineWebber
                                                          Futures Management Corp., PaineWebber
                                                          Properties Inc., and a family of investment
                                                          companies organized in Puerto Rico. Mr.
                                                          Sipes is a trustee of one investment company
                                                          for which Mitchell Hutchins, PaineWebber or
                                                          one of their affiliates serves as investment
                                                          adviser.

William D. White; 65                    Trustee           Mr. White is retired. From February 1989
P.O. Box 199                                              through March 1994, he was president of the
Upper Black Eddy, PA                                      National League of Professional Baseball
                                                          Clubs. Prior to 1989, he was a television
                                                          sportscaster for WPIX-TV, New York. Mr.
                                                          White served on the Board of Directors of
                                                          Centel from 1989 to 1993. Presently, Mr.
                                                          White is on the board of directors of
                                                          Jefferson Banks Incorporated, Philadelphia,
                                                          PA. Mr. White is a trustee of one investment
                                                          company for which Mitchell Hutchins,
                                                          PaineWebber or one of their affiliates
                                                          serves as investment adviser.

M. Cabell Woodward, Jr.; 70             Trustee           Mr. Woodward is retired. From July 1985
                                                          until his retirement in February 1993, Mr.
                                                          Woodward was vice chairman and chief
                                                          financial officer of ITT Corporation. Mr.
                                                          Woodward is also a director of Black &
                                                          Decker Corporation. Mr. Woodward is a
                                                          trustee of one investment company for which
                                                          Mitchell Hutchins, PaineWebber or one of
                                                          their affiliates serves as investment
                                                          adviser.

Joanne M. Kilkeary**; 31          Vice President and      Ms. Kilkeary is an assistant vice president
                                  Assistant Treasurer     of the mutual fund finance department of
                                                          Mitchell Hutchins. Ms. Kilkeary is a vice
                                                          president and assistant treasurer of one
                                                          investment company for which Mitchell
                                                          Hutchins, PaineWebber or one of their
                                                          affiliates serves as investment adviser.


                                       43

  NAME AND ADDRESS; AGE           POSITION WITH TRUST       BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
  ---------------------           -------------------       ----------------------------------------
John J. Lee**; 31                 Vice President and      Mr. Lee is a vice president and a manager of
                                  Assistant Treasurer     the mutual fund finance department of
                                                          Mitchell Hutchins. Prior to September 1997,
                                                          he was an audit manager in the financial
                                                          services practice of Ernst & Young LLP. Mr.
                                                          Lee is a vice president and assistant
                                                          treasurer of 32 investment companies for
                                                          which Mitchell Hutchins, PaineWebber or one
                                                          of their affiliates serves as investment
                                                          adviser.

Ann E. Moran**; 42                Vice President and      Ms. Moran is a vice president and a manager
                                  Assistant Treasurer     of the mutual fund finance department of
                                                          Mitchell Hutchins. Ms. Moran is a vice
                                                          president and assistant treasurer of 32
                                                          other investment companies for which
                                                          Mitchell Hutchins, PaineWebber or one of
                                                          their affiliates serves as investment
                                                          adviser.

Andrew S. Novak**; 31             Vice President and      Mr. Novak is a vice president and assistant
                                  Assistant Secretary     general counsel of Mitchell Hutchins. Prior
                                                          to September 1997, he was an attorney in
                                                          private practice. Mr. Novak is a vice
                                                          president and assistant secretary of one
                                                          investment company for which Mitchell
                                                          Hutchins, PaineWebber or one of their
                                                          affiliates serves as investment adviser.

Dianne E. O'Donnell**; 47         Vice President and      Ms. O'Donnell is a senior vice president and
                                  Assistant Secretary     deputy general counsel of Mitchell Hutchins.
                                                          Ms. O'Donnell is a vice president and
                                                          secretary of 31 investment companies and a
                                                          vice president and assistant secretary of
                                                          one investment company for which Mitchell
                                                          Hutchins, PaineWebber or one of their
                                                          affiliates serves as investment adviser.

Emil Polito*; 38                    Vice President        Mr. Polito is a senior vice president and
                                                          director of operations and control for
                                                          Mitchell Hutchins. Mr. Polito is senior vice
                                                          president of 32 investment companies, for
                                                          which Mitchell Hutchins, PaineWebber or one
                                                          of their affiliates serves as investment
                                                          adviser.


Victoria E. Schonfeld**; 48       Vice President and      Ms. Schonfeld is a managing director and
                                       Secretary          general counsel of Mitchell Hutchins (since
                                                          May 1994) and a senior vice president of
                                                          PaineWebber Incorporated (since July 1995).
                                                          Ms. Schonfeld is a vice president of 31
                                                          investment companies and a vice president
                                                          and secretary of one investment company for
                                                          which Mitchell Hutchins, PaineWebber or one
                                                          of their affiliates serves as investment
                                                          adviser.

Paul H. Schubert**; 36            Vice President and      Mr. Schubert is a senior vice president and
                                       Treasurer          the director of the mutual fund finance
                                                          department of Mitchell Hutchins. From August
                                                          1992 to August 1994, he was a vice president
                                                          at BlackRock Financial Management, L.P. Mr.
                                                          Schubert is a vice president and treasurer
                                                          of 32 other investment companies for which
                                                          Mitchell Hutchins, PaineWebber or one of
                                                          their affiliates serves as investment
                                                          adviser.

Barney A. Taglialatela**; 38      Vice President and      Mr. Taglialatela is a vice president and a
                                  Assistant Treasurer     manager of the mutual fund finance division
                                                          of Mitchell Hutchins. Prior to February
                                                          1995, he was a manager of the mutual fund
                                                          finance division of Kidder Peabody Asset
                                                          Management, Inc. Mr. Taglialatela is a vice
                                                          president and assistant treasurer of 32
                                                          investment companies for which Mitchell
                                                          Hutchins, PaineWebber or one of their
                                                          affiliates serves as investment adviser.

-------------

* The business address of this person is 51 West 52nd Street, New York, New York 10019-6114.

** The business address of this person is 1285 Avenue of the Americas, New York, New York 10019.

+ Messrs. Bewkes, Bursey and Sipes and Mrs. Alexander are "interested persons" of the Trust as defined in the Investment Company Act by virtue of their positions with PaineWebber, PW Group and/or Mitchell Hutchins.



         The Trust pays each board member who is not an "interested person" of the Trust $35,000 annually and $5,000 per meeting of the board or any committee thereof. Trustees are reimbursed for any expenses incurred in attending meetings. Trustees of the Trust who are "interested persons" of the Trust as defined in the Investment Company Act receive no compensation from the Trust. Trustees and officers of the Trust own in the aggregate less than 1% of the shares of each fund. Because Mitchell Hutchins, the investment advisers and PaineWebber perform substantially all of the services necessary for the operation of the Trust and the funds, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins, an investment adviser or PaineWebber presently receives any compensation from the Trust for acting as a trustee or officer.



         The table below includes certain information relating to the compensation of the current members of the Trust's board who held office with the Trust during the fiscal year ended July 31, 1999, and the compensation of those trustees from all PaineWebber funds during that year.



                                     COMPENSATION TABLE

                                                                    TOTAL COMPENSATION FROM
    NAME OF PERSON, POSITION       AGGREGATE COMPENSATION     THE TRUST AND THE PAINEWEBBER FUND
                                       FROM THE TRUST*                     COMPLEX+
David J. Beaubien, Trustee                $60,000                          $60,000

William W. Hewitt, Trustee                 75,000                           75,000

Morton L. Janklow, Trustee                 60,000                           60,000

William D. White, Trustee                  60,000                           60,000

M. Cabell Woodward, Jr., Trustee           55,000                           55,000

--------------------

   Only independent board members are compensated by the PaineWebber funds and identified above; trustees who are "interested persons", as defined in the Investment Company Act, do not receive compensation.

* Represents fees paid to each trustee during the fiscal year ended July 31, 1999. During the fiscal year ended July 31, 1999, Mitchell Hutchins waived a portion of its management fee and subsidized certain operating expenses, including the payment of trustees' fees, with respect to some funds in order to lower the overall expenses of those funds to certain designated levels.

+ Represents total compensation paid to each trustee during the calendar year ended December 31, 1998; no fund within the complex has a bonus, pension, profit sharing or retirement plan.


PRINCIPAL HOLDERS OF SECURITIES


         As of October 31, 1999, the Trust's records showed no shareholder as owning of record 5% or more of a fund's shares, and the Trust is not aware of any shareholder who is the beneficial owner of 5% or more of a fund's shares.

        INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS


         INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. Mitchell Hutchins acts as the investment manager and administrator to the Trust pursuant to an Investment Management and Administration Agreement with the Trust ("Management Agreement") dated June 15, 1995. Pursuant to the Management Agreement, Mitchell Hutchins, subject to the supervision of the Trust's board and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the funds, including the purchase, retention, disposition and lending of securities. Mitchell Hutchins is authorized to enter into advisory agreements for investment advisory services ("Advisory Agreements") in connection with the management of the funds. Mitchell Hutchins is responsible for monitoring the investment advisory services furnished pursuant to the Advisory Agreements. Mitchell Hutchins reviews the performance of all investment advisers and makes recommendations to the board with respect to the retention and renewal of Advisory Agreements. In connection therewith, Mitchell Hutchins keeps certain books and records of the Trust. Mitchell Hutchins also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Trust's custodian and its transfer and dividend disbursing agent. The management services of Mitchell Hutchins under the Management Agreement are not exclusive to the Trust, and Mitchell Hutchins is free to, and does, render management services to others.



         The following table shows the fees earned (or accrued) by Mitchell Hutchins under the Management Agreement and the portions of those fees waived by Mitchell Hutchins for the periods indicated.



                                                                          ADVISORY                             ADVISORY
                                                               AND ADMINISTRATION FEES EARNED      AND ADMINISTRATION FEES WAIVED BY
                                                             (OR ACCRUED) BY MITCHELL HUTCHINS             MITCHELL HUTCHINS
                                                               FOR FISCAL YEARS ENDED JULY 31,      FOR FISCAL YEARS ENDED JULY 31,
PORTFOLIO                                                      1999          1998          1997       1999        1998          1997
---------                                                      ----          ----          ----       ----        ----          ----
Pace Money Market Investments... ........................  $114,410       $76,176       $46,463   $114,410     $76,176      $ 46,463
PACE Government Securities Fixed Income Investments...... 1,277,768       916,670       555,050    102,428     135,366       107,156
PACE Intermediate Fixed Income Investments ..............   740,117       504,134       318,727      1,460       5,372        76,200
PACE Strategic Fixed Income Investments.................. 1,302,736       697,639       409,105     70,795      91,847       143,533
PACE Municipal Fixed Income Investments..................   337,795       259,431       143,239     24,086      35,977       131,476
PACE Global Fixed Income Investments.....................   805,390       599,606       389,067    220,842     209,982       167,565
PACE Large Company Value Equity Investments.............. 2,581,440     1,786,641     1,004,307      1,732         ---        82,199
PACE Large Company Growth Equity Investments............. 2,593,183     1,672,807       875,877      3,823      45,136        50,644
PACE Small/Medium Company Value Equity Investments....... 1,458,785     1,384,807       765,902     25,179      11,273       126,324
PACE Small/Medium Company Growth Equity Investments...... 1,704,803     1,328,874       719,564     15,569      43,813        71,349
PACE International Equity Investments.................... 1,615,444     1,163,135       632,415        834        ----         1,629
PACE International Emerging Markets Equity Investments ..   751,091       623,343       417,803    195,575     161,872       225,031

         In connection with its management of the business affairs of the Trust, Mitchell Hutchins bears the following expenses:



         (1) the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of trustees who are not affiliated persons of Mitchell Hutchins or the Trust's investment advisers;


         (2) all expenses incurred, by Mitchell Hutchins or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust as described below; and


         (3) the fees payable to each investment adviser (other than Mitchell Hutchins) pursuant to the Advisory Agreements.



         Under the terms of the Management Agreement, each fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins or the fund's investment adviser. General expenses of the Trust not readily identifiable as belonging to a fund or to the Trust's other series are allocated among series by or under the direction of the board in such manner as the board deems to be fair and equitable. Expenses borne by each fund include the following (or a fund's share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by a fund and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of a fund by Mitchell Hutchins, (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of a fund's shares and the Trust under federal and state securities laws and maintenance of such registration and qualifications, (5) fees and salaries payable to trustees who are not interested persons (as defined in the Investment Company Act) of the Trust, Mitchell Hutchins or the investment advisers, (6) all expenses incurred in connection with trustees' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or a fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees, (11) charges of custodians, transfer agents and other agents, (12) costs of preparing share certificates,
(13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or a fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to trustees and officers and (18) costs of mailing, stationery and communications equipment.


         Under the Management Agreement, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Management Agreement terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of a fund's outstanding voting securities, on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to the fund.

         The following table shows the approximate net assets as of October 31, 1999, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below:

INVESTMENT CATEGORY                                             NET ASSETS
                                                                  ($MIL)
Domestic (excluding Money Market)..........................      $  7,873.90
Global.....................................................         4,651.40
Equity/Balanced............................................         7,822.00
Fixed Income (excluding Money Market)......................         4,703.30
Taxable Fixed Income76.....................................         3,233.70
Tax-Free Fixed Income......................................         1,469.60
Money Market Funds.........................................        36,069.20



         INVESTMENT ADVISORY ARRANGEMENTS. As noted in the Prospectus, subject to the monitoring of the Manager and, ultimately, the board, each investment adviser manages the securities held by the fund it serves in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund and places orders to purchase and sell securities on behalf of the fund.



         Each Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. Each Advisory Agreement may be terminated by the Trust upon not more than 60 days' written notice. Each Advisory Agreement may be terminated by Mitchell Hutchins or the investment adviser upon not more than 120 days' written notice. Each Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.



         Under the Advisory Agreements, the investment advisers will not be liable for any error or judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the investment advisers in the performance of their duties or from reckless disregard of their duties and obligations thereunder. Each investment adviser has agreed to its fees as described in the Prospectus and which are generally lower than the fees it charges to institutional accounts for which it serves as investment adviser and performs all administrative functions associated with serving in that capacity in recognition of the reduced administrative responsibilities it has undertaken with respect to the fund. By virtue of the management, monitoring and administrative functions performed by Mitchell Hutchins, and the fact that investment advisers are not required to make decisions regarding the allocation of assets among the major sectors of the securities markets, each investment adviser serves in a subadvisory capacity to the fund. Subject to the monitoring by the Manager and, ultimately, the board, each investment adviser's responsibilities are limited to managing the securities held by the fund it serves in accordance with the fund's stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities on behalf of the fund.



         Under the Advisory Agreements with Pacific Investment Management Company for PACE GOVERNMENT FIXED INCOME INVESTMENTS and PACE STRATEGIC FIXED INCOME INVESTMENTS, Mitchell Hutchins (not the fund) pays PIMCO for its services a fee in the annual amount of 0.25% of the average daily net assets of each fund. For the fiscal years ended July 31, 1999, July 31, 1998 and July 31, 1997, Mitchell Hutchins paid or accrued investment advisory fees to PIMCO of $456,345, $327,708 and $198,232, respectively for PACE Government Fixed Income Investments and $465,263, $249,156 and $146,108, respectively for PACE Strategic Fixed Income Investments. PIMCO, a Delaware general partnership, is a registered investment adviser and a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Advisors Holding L.P. ("PAH"), a publicly traded company listed on the New York Stock Exchange under the symbol "PA", and PIMCO Partners, G.P., a general partnership between Pacific Life Insurance Company and PIMCO Partners, LLC, a limited liability company controlled by the PIMCO managing directors. PIMCO is one of the largest fixed income management firms in the nation. Included among PIMCO's institutional clients are many "Fortune 500" companies. On October 31 1999, PIMCO Advisors, PAH and Allianz AG ("Allianz") announced that they had reached a definitive agreement pursuant to which Allianz will acquire majority ownership of PIMCO Advisors and its subsidiaries, including PIMCO (the "Allianz Transaction"). Under the terms of the transaction, Allianz will acquire all of PAH, the publicly traded general partner of PIMCO Advisors. Pacific Life Insurance Company will retain an approximate 30% interest in PIMCO Advisors. The Allianz Transaction is currently expected to be completed by the end of the first quarter of 2000.



         Under the Advisory Agreement with Pacific Income Advisors, Inc. for PACE INTERMEDIATE FIXED INCOME INVESTMENTS, Mitchell Hutchins (not the fund) pays Pacific Income Advisors a fee in the annual amount of 0.20% of the fund's average daily net assets. For the fiscal years ended July 31, 1999, July 31, 1998 and July 31, 1997, Mitchell Hutchins paid or accrued investment advisory fees to Pacific Income Advisors of $246,706, $168,045 and $106,137, respectively. Lloyd McAdams and Heather U. Baines, who serve as chairman and chief investment officer and president and chief executive officer, respectively, are each a controlling person of Pacific Income Advisors because each owns more than 25% of Pacific Income Advisors' voting securities.



         Under the Advisory Agreement with Deutsche Asset Management, Inc. (formerly known as Morgan Grenfell Capital Management, Incorporated) for PACE MUNICIPAL FIXED INCOME INVESTMENTS, Mitchell Hutchins (not the fund) pays Deutsche Asset Management a fee in the annual amount of 0.20% of the fund's average daily net assets. For the fiscal years ended July 31, 1999, July 31, 1998 and July 31, 1997, Mitchell Hutchins paid or accrued investment advisory fees to Deutsche Asset Management of $112,598, $86,574 and $47,400, respectively. All of the outstanding voting stock of Deutsche Asset Management is owned by an indirect wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.



         Under the current Advisory Agreement with Rogge Global Partners plc for PACE GLOBAL FIXED INCOME INVESTMENTS, Mitchell Hutchins (not the fund) pays Rogge Global Partners a fee in the annual amount of 0.35% of the fund's average daily net assets. For the fiscal years ended July 31, 1999, July 31, 1998 and July 31, 1997, Mitchell Hutchins paid or accrued investment advisory fees to Rogge Global Partners under the current Advisory Agreement and a substantially similar prior agreement of $352,679, $262,596 and $170,772, respectively. Rogge Global Partners is a wholly owned subsidiary of United Asset Management Corporation ("UAM"), a New York Stock Exchange listed company. UAM is principally engaged through affiliated firms in the United States and abroad in providing institutional investment management services and acquiring institutional management firms like Rogge Global.



         Under the current Advisory Agreement with Brinson Partners, Inc. for PACE LARGE COMPANY VALUE EQUITY INVESTMENTS, Mitchell Hutchins (not the fund) pays Brinson Partners a fee in the annual amount of 0.30% of the fund's average daily net assets. For the fiscal years ended July 31, 1999, July 31, 1998 and July 31, 1997, Mitchell Hutchins paid or accrued investment advisory fees to Brinson Partners of $968,040, $670,717 and $377,030, respectively. Brinson Partners is an indirect subsidiary wholly owned by UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry.



         Under the current Advisory Agreement with Alliance Capital Management L.P. ("Alliance") for PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS, Mitchell Hutchins (not the fund) pays Alliance for its services under the Advisory Agreement a fee in the annual amount of 0.30% of the fund's average daily net assets. Prior to November 10, 1997, Chancellor LGT Asset Management, Inc. was the fund's investment adviser. For the fiscal years ended July 31, 1999, July 31, 1998 and July 31, 1997, Mitchell Hutchins paid or accrued investment advisory fees to Alliance and the prior investment adviser, of $972,444, $628,243 and $328,454, respectively. Alliance Capital Management Corporation ("ACMC") is a general partner of Alliance and a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"). As of November 1, 1999, Equitable and its subsidiaries were the beneficial owners of an approximately 55.38% partnership interest in Alliance, and Alliance Capital Management Holding L.P. ("Alliance Holding") owned an approximately 41.87% partnership interest in Alliance. Equity interests in Alliance Holding are traded on the New York Stock Exchange in the form of units.

Approximately 98% of Alliance Holding's units are owned by the public and management or employees of Alliance and approximately 2% are owned by Equitable. The general partner of Alliance Holding is ACMC. Equitable, a New York life insurance company, had total assets as at June 30, 1999 of approximately US$93.9 billion and is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. As of June 30, 1999, AXA, a French insurance holding company, owned approximately 58.2% of the issued and outstanding shares of the common stock of AXA Financial.



         Under the current Advisory Agreements with Brandywine Asset Management, Inc. and Ariel Capital Management, Inc. for PACE SMALL/MEDIUM COMPANY GROWTH VALUE INVESTMENTS, Mitchell Hutchins (not the fund) pays each of these investment advisers a fee in the annual amount of 0.30% of the portion of the fund's average daily net assets that it manages. For the fiscal years ended July 31, 1999, July 31, 1998 and July 31, 1997, Mitchell Hutchins paid or accrued investment advisory fees to Brandywine (the fund's sole investment adviser prior to October 1, 1999) of $547,044, $519,732 and $287,096, respectively. Brandywine is a wholly owned subsidiary of Legg Mason, Inc. Legg Mason, based in Baltimore, Maryland, is a holding company that provides securities brokerage, investment management and investment banking services through its wholly owned subsidiaries. Ariel is an independent subchapter S corporation with a majority of ownership held by its employees.



         Under the current Advisory Agreement with Delaware Management Company, Inc. for PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS, Mitchell Hutchins (not the fund) pays Delaware Management a fee in the annual amount of 0.40% of the fund's average daily net assets. Prior to December 16, 1998, Westfield Capital Management Company, Inc. was the fund's investment adviser. For the fiscal years ended July 31, 1999, July 31, 1998 and July 31, 1997, Mitchell Hutchins paid or accrued investment advisory fees to Delaware Management and to the prior investment adviser, of $852,402, $664,437 and $279,883, respectively. Delaware Management is a member of Delaware Investments, a subsidiary of Lincoln National Corporation ("Lincoln National"). Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.



         Under the current Advisory Agreement with Martin Currie, Inc. for PACE INTERNATIONAL EQUITY INVESTMENTS, Mitchell Hutchins (not the fund) pays Martin Currie, Inc. a fee in the annual amount of 0.40% of the fund's average daily net assets. For the fiscal years ended July 31, 1999, July 31, 1998 and July 31, 1997, Mitchell Hutchins paid or accrued investment advisory fees to Martin Currie, Inc. of $717,975, $517,629 and $281,074, respectively. Martin Currie, Inc. is a wholly owned subsidiary of Martin Currie Limited, a holding company.



         Under the current Advisory Agreement with Schroder Investment Management North America Inc. for PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS, Mitchell Hutchins (not the fund) pays Schroder Investment a fee in the annual amount of 0.50% of the fund's average daily net assets. Schroder Investment is a wholly owned subsidiary of Schroder U.S. Holdings Inc. and was the surviving company in a merger with Schroder Capital Management International Inc. (the fund's investment adviser prior to July 1, 1999 and another wholly owned subsidiary of Schroder U.S. Holdings Inc. For the fiscal years ended July 31, 1999, July 31, 1998 and July 31, 1997, Mitchell Hutchins paid or accrued investment advisory fees to Schroder Investment and its predecessor of $341,405, $283,338 and $189,911, respectively. Schroder Holdings Inc. is a wholly owned subsidiary of Schroders plc., which is listed on the London Stock Exchange and is the holding parent of a large worldwide group of banks and financial services companies (referred to as the "Schroder Group") with associated companies and branch and representative offices located in 24 countries worldwide.

         SECURITIES LENDING. For the fiscal year ended July 31, 1999, PaineWebber, acting as the funds' lending agent, received compensation from the funds as follows:



  FUND                                                    COMPENSATION
  ----                                                    ------------
  PACE Money Market Investments...............................      $0
  PACE Government Securities Fixed Income Investments.........   1,509
  PACE Intermediate Fixed Income Investments..................  53,171
  PACE Strategic Fixed Income Investments.....................     360
  PACE Global Fixed Income Investments........................  18,241
  PACE Large Company Value Equity Investments.................  14,730
  PACE Large Company Growth Equity Investments................  11,998
  PACE Small/Medium Company Value Equity Investments..........  11,326
  PACE Small/Medium Company Growth Equity Investments.........  28,352
  PACE International Equity Investments.......................  18,210
  PACE International Emerging Markets Equity Investments......   7,978



         DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of the shares of each fund under a distribution contract with the Trust dated June 15, 1995 ("Distribution Contract") that requires Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the funds. Shares of the funds are offered continuously. Under a dealer agreement between Mitchell Hutchins and PaineWebber dated June 15, 1995 ("Dealer Agreement"), PaineWebber sells the funds' shares. PaineWebber and Mitchell Hutchins receive no compensation under these contracts for their services.


                             PORTFOLIO TRANSACTIONS


         Decisions to buy and sell securities for a fund other than PACE Money Market Investments are made by the fund's investment adviser, subject to the overall review of Mitchell Hutchins and the board of trustees. Decisions to buy and sell securities for PACE Money Market Investments are made by Mitchell Hutchins as that fund's investment adviser, subject to the overall review of the board of trustees. Although investment decisions for a fund are made independently from those of the other accounts managed by its investment adviser, investments of the type that the fund may make also may be made by those other accounts. When a fund and one or more other accounts managed by its investment adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the investment adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a fund or the size of the position obtained or disposed of by a fund.


         Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities generally are purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

         For the periods indicated, the funds paid the brokerage commissions set forth below:

                                                                           TOTAL BROKERAGE COMMISSIONS
                                                                      -------------------------------------
                                                                            FISCAL YEAR ENDED JULY 31,
                                                                      -------------------------------------
FUND                                                                    1999          1998           1997
----                                                                  ------        ------        -------
PACE Money Market Investments ...................................     $    0        $    0        $     0
PACE Government Securities Fixed Income Investments .............          0             0              0
PACE Intermediate Fixed Income Investments ......................          0             0              0
PACE Strategic Fixed Income Investments .........................      4,297        17,292            169
PACE Municipal Fixed Income Investments .........................          0             0              0
PACE Global Fixed Income Investments ............................          0             0              0
PACE Large Company Value Equity Investments .....................    336,042       191,304        164,051
PACE Large Company Growth Equity Investments.....................    289,045       422,526        153,087
PACE Small/Medium Company Value Equity Investments...............    715,933       491,524        302,226
PACE Small/Medium Company Growth Equity Investments..............    296,609       303,695        414,380
PACE International Equity Investments ...........................    722,215       441,600        288,930
PACE International Emerging Markets Equity Investments...........    361,556       286,220        201,775



         The funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to PaineWebber are reasonable and fair. Specific provisions in the Management Agreement and Advisory Agreements authorize Mitchell Hutchins and any of its affiliates that is a member of a national securities exchange to effect portfolio transactions for the funds on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the last three fiscal years, none of the funds paid any brokerage commissions to PaineWebber, except as follows: During the fiscal year ended July 31, 1999, PACE Large Company Growth Equity Investments paid $215 in brokerage commissions to PaineWebber, which represented less than 1% of the total commissions paid by that fund and less than 1% of the aggregate dollar amount of the fund's transactions involving commission payments.



         Transactions in futures contracts are executed through futures commission merchants ("FCMs") who receive brokerage commissions for their services. The funds' procedures in selecting FCMs to execute transactions in futures contracts, including procedures permitting the use of an affiliated FCM, including PaineWebber and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.



         In selecting brokers for a fund, its investment adviser will consider the full range and quality of a broker's services. Consistent with the interests of the funds and subject to the review of the board, Mitchell Hutchins or the applicable investment adviser may cause a fund to purchase and sell portfolio securities through brokers who provide Mitchell Hutchins or the investment adviser with brokerage or research services. The funds may pay those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins or the investment adviser, as applicable, determines in good faith that the commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins or the investment adviser to that fund and its other clients.


         Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.

         For the fiscal year ended July 31, 1999, the funds directed portfolio transactions to brokers chosen because they provide research and analysis, for which the funds paid the following in brokerage commissions:

                                                                AMOUNT OF PORTFOLIO          BROKERAGE
FUND                                                                TRANSACTIONS          COMMISSIONS PAID
----                                                                ------------          ----------------
PACE Money Market Investments .............................                       0                     0
PACE Government Securities Fixed Income Investments .......                 998,750                    39
PACE Intermediate Fixed Income ............................               1,373,461                     0
PACE Strategic Fixed Income Investments ...................                       0                     0
PACE Municipal Fixed Income Investments ...................                       0                     0
PACE Global Fixed Income Investments ......................                       0                     o
PACE Large Company Value Equity Investments ...............              47,446,582                58,346
PACE Large Company Growth Equity Investments ..............                    ????                26,043
PACE Small/Medium Company Value Equity Investments ........              12,073,117                63,394
PACE Small/Medium Company Growth Equity Investments .......               44,250(?)              3,647(?)
PACE International Equity Investments .....................                       0                     0
PACE International Emerging Markets Equity Investments ....             292,020,674                 5,369


         For purchases or sales with broker-dealer firms that act as principal, Mitchell Hutchins or a fund's investment adviser seeks best execution. Although Mitchell Hutchins or a fund's investment adviser may receive certain research or execution services in connection with the transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Mitchell Hutchins or a fund's investment adviser may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.



         Research services and information received from brokers or dealers are supplemental to the research efforts of Mitchell Hutchins and a fund's investment adviser and, when utilized, are subject to internal analysis before being incorporated into their investment processes. Information and research services furnished by brokers or dealers through which or with which a fund effects securities transactions may be used by Mitchell Hutchins or the fund's investment adviser in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins or a fund's investment adviser by brokers or dealers in connection with other funds or accounts that either of them advises may be used in advising a fund.


         Investment decisions for a fund and for other investment accounts managed by Mitchell Hutchins or the applicable investment adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount according to a formula deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.

         The funds will not purchase securities that are offered in underwritings in which PaineWebber is a member of the underwriting or selling group, except pursuant to procedures adopted by the board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber or any affiliate thereof not participate in or benefit from the sale to the fund.


         As of July 31, 1999, the funds owned securities issued by their regular broker-dealers (as defined in Rule 10b-1 under the Investment Company Act) as follows:



         PACE Money Market Investments: Short-term corporate obligations of Goldman Sachs Group L.P. ($200,286).

         PACE Government Securities Fixed Income Investments: Repurchase agreements with State Street Bank and Trust Company ($459,000 and $71,000).

         PACE Intermediate fixed Income Investments: Repurchase agreement with State Street Bank and Trust Company ($395,000).

         PACE Strategic Fixed Income Investments: Corporate obligations of Goldman Sachs Group L.P. ($3,251,521) and Morgan Stanley Dean Witter ($4,488,476); repurchase agreement with State Street Bank and Trust Company ($1,943,000).

         PACE Municipal Fixed Income Investments: None

         PACE Global Fixed Income Investments:  None

         PACE Large Company Value Equity Investments: Repurchase agreement with State Street Bank and Trust Company ($14,629,000).

         PACE Large Company Growth Equity Investments: Common stock of Morgan Stanley Dean Witter Discover & Co. ($7,985,075) and repurchase agreement with State Street Bank and Trust Company ($9,814,000).

         PACE Small/Medium Company Value Equity Investments: Repurchase agreement with State Street Bank and Trust Company ($5,676,000).

         PACE Small/Medium Company growth Equity Investments: Repurchase agreement with State Street Bank and Trust Company ($19,111,000).

         PACE International Equity Investments: Repurchase agreement with State Street Bank and Trust Company ($10,088,000).

         PACE International Emerging Markets Equity Investments: Repurchase agreement with State Street Bank and Trust Company ($1,509,000).


         PORTFOLIO TURNOVER. PACE Money Market Investments may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the fund. The other funds do not intend to seek profits through short-term trading. Nevertheless, the funds will not consider portfolio turnover rate as a limiting factor in making investment decisions.

         A fund's turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Under certain market conditions, a fund authorized to engage in transactions in options may experience increased portfolio turnover as a result of its investment strategies. For instance, the exercise of a substantial number of options written by a fund (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a fund's securities that are included in the computation of turnover were replaced once during a period of one year.


         Certain other practices that may be employed by a fund also could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what an investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.


         Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a fund's shares as well as by requirements that enable the fund to receive favorable tax treatment.

         The following table sets forth the portfolio turnover rates for each fund for the periods indicated:

                                                                                      PORTFOLIO TURNOVER RATES
                                                                                -------------------------------------
                                                                                   FISCAL YEAR        FISCAL YEAR
                                                                                      ENDED              ENDED
FUND                                                                              JULY 31, 1999      JULY 31, 1998
----                                                                            -----------------  ------------------
PACE Money Market Investments..............................................             N/A                N/A
PACED Government Securities Fixed Income Investments.......................             418%               353%
PACE Intermediate Fixed Income Investments.................................              89%               111%
PACE Strategic Fixed Income Investments....................................             202%               234%
PACE Municipal Fixed Income Investments....................................              11%                34%
PACE Global Fixed Income Investments.......................................             226%               125%
PACE Large Company Value Equity Investments................................              40%                34%
PACE Large Company Growth Equity Investments...............................              43%               102%
PACE Small/Medium Company Value Equity Investments.........................              57%                42%
PACE Small/Medium Company Growth Equity Investments........................             102%               131%
PACE International Equity Investments......................................              89%                56%
PACE International Emerging Markets Equity Investments.....................              66%                51%


                ADDITIONAL REDEMPTION INFORMATION; OTHER SERVICES


         ADDITIONAL REDEMPTION INFORMATION. If conditions exist that make cash payments undesirable, each fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The Trust has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal. The funds may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the

SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a fund's portfolio at the time.



         AUTOMATIC INVESTMENT PLAN. Certain shareholders may purchase shares of a fund through an automatic investment plan, under which shareholders may authorize PaineWebber to place a purchase order each month or quarter for fund shares in an amount not less than $500 per month or quarter. The purchase price is paid automatically from cash held in the shareholder's PaineWebber brokerage account through the automatic redemption of the shareholder's shares of a PaineWebber money market fund or through the liquidation of other securities held in the investor's PaineWebber brokerage account. If the PACE Program assets are held in a PaineWebber RMA account, the shareholder may arrange for preauthorized automatic fund transfer on a regular basis, from the shareholder's bank account to the shareholder's RMA account. Shareholders may utilize this service in conjunction with the automatic investment plan to facilitate regular PACE investments. This automatic fund transfer service, however, is not available for retirement plan shareholders. For participants in the PACE Multi Advisor Program, amounts invested through the automatic investment plan will be invested in accordance with the participant's benchmark allocation. If sufficient funds are not available in the participant's account on the trade date to purchase the full amount specified by the participant, no purchase will be made.



         In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same amount each month, the shareholder will purchase more shares when a fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will usually be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, since the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels.



         For further information about the automatic investment plan, the RMA account or the automatic funds transfer service, shareholders should contact their PaineWebber Financial Advisor.



         AUTOMATIC REDEMPTION PLAN. Shareholders may have PaineWebber redeem a portion of their shares in the PACE Program (or the PACE Multi Advisor Program) monthly or quarterly under the automatic redemption plan. Quarterly redemptions are made in March, June, September and December. The amount to be redeemed must be at least $500 per month or quarter. Purchases of additional shares of a fund concurrent with redemption are ordinarily disadvantageous to shareholders because of tax liabilities. For retirement plan shareholders, special limitations apply. For further information regarding the automatic redemption plan, shareholders should contact their PaineWebber Financial Advisors.



         INDIVIDUAL RETIREMENT ACCOUNTS. A Self-Directed IRA is available through PaineWebber under which investments may be made in the funds as well as in other investments available through PaineWebber. The minimum initial investment in an IRA is $10,000. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.


                               VALUATION OF SHARES


         Each fund normally determines its net asset value per share as of the close of regular trading (usually 4:00 p.m., Eastern time) on the New York Stock Exchange on each Monday through Friday when the New York Stock Exchange is open. Prices will be calculated earlier when the New York Stock Exchange closes early because trading has been halted for the day. Currently the New York Stock Exchange is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



         Securities that are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on that day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by a fund's investment adviser as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market ("Nasdaq") normally are valued at the last available sale price on Nasdaq prior to valuation; other over-the-counter securities are valued at the last bid price available prior to valuation, other than short-term investments that mature in 60 days or less.



         Where market quotations are readily available, bonds held by the funds (other than PACE Money Market Investments) are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of a fund's investment adviser, the fair value of the securities. Where those market quotations are not readily available, bonds are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the board.


         It should be recognized that judgment often plays a greater role in valuing thinly traded securities and lower rated bonds than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available.


         All investments quoted in foreign currency will be valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by a fund's custodian. Foreign currency exchange rates are generally determined prior to the close of regular trading on the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the New York Stock Exchange, which events would not be reflected in the computation of a fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the board. The foreign currency exchange transactions of the funds conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by less than one-tenth of one percent due to the costs of converting from one currency to another.


         PACE MONEY MARKET INVESTMENTS. PACE Money Market Investments values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under that Rule relating to its investments. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions takes place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be as desirable as the value at maturity.

         The board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for PACE Money Market Investments, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the trustees will promptly consider whether any action should bE initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. PACE Money Market Investments will maintain a dollar weighted average portfolio maturity of 90 days or less and will not purchase any instrument with a remaining maturity greater than 13 months (as calculated under Rule 2a-7) and except that securities subject to repurchase agreements may have maturities in excess of 13 months. PACE Money Market Investments will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that the trustees determine present minimal credit risks as advised by Mitchell Hutchins and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value, the board will take appropriate action.

         In determining the approximate market value of portfolio instruments, the Trust may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.

                             PERFORMANCE INFORMATION

         Each fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in a fund's Performance Advertisements are calculated according to the following formula:

                 n
         P(1 + T)    = ERV
where:       P       = a hypothetical initial payment of $1,000 to purchase
                       shares of a fund
             T       = average annual total return of shares of that fund
             n       = number of years
           ERV       = ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.



         Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the Performance Advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends and other distributions are assumed to have been reinvested at net asset value.


         Each fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). A fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value.

         YIELD. Yields used in a fund's Performance Advertisements, except for those given for PACE Money Market Investments, are calculated by dividing the fund's interest and dividend income attributable to the fund's shares for a 30-day period ("Period"), net of expenses attributable to such fund, by the average number of shares of such fund entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the Period. Yield quotations are calculated according to the following formula:

                                6
      YIELD     = 2[( a-b/cd +1)  - 1 ]
   where: a     = interest earned during the Period attributable to a fund
          b     = expenses accrued for the Period attributable to a fund (net of reimbursements)
          c     = the average daily number of shares of a fund
                  outstanding during the Period that were entitled to receive dividends
          d     = the net asset value per share on the last day of the Period


         Except as noted below, in determining interest and dividend income earned during the Period (a variable in the above formula), a fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the fund. Once interest earned is calculated in this fashion for each debt obligation held by the fund, interest earned during the Period is then determined by totaling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

         Tax exempt-yield for PACE Municipal Fixed Income Investments is calculated according to the same formula except the variable "a" equals interest exempt from federal income tax earned during the Period. This tax-exempt yield may then be translated into tax-equivalent yield according to the following formula:


TAX EQUIVALENT YIELD  = (  E  ) + t
                         -----
                         1 - p


         E     =     tax-exempt yield of the fund

         p     =     stated income tax rate

         t     =     taxable yield of the fund

         The tax-equivalent yield of PACE Municipal Fixed Income Investments assumes a 39.6% effective federal tax rate.

         PACE Money Market Investments computes its yield and effective yield quotations using standardized methods required by the SEC. The fund from time to time advertises (1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent, and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:

                                                        365/7
         EFFECTIVE YIELD   =   [(BASE PERIOD RETURN + 1)      ] - 1

         Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield.


         OTHER INFORMATION. In Performance Advertisement, each fund may compare its Standardized Return and/or their Non-Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Services ("Wiesenberger"), Investment Company Data, Inc. ("ICD"), or Morningstar Mutual Funds ("Morningstar") or with the performance of appropriate recognized stock and other indices, including (but not limited to) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Wilshire 5000 Index, other Wilshire Associates equities indices, Frank Russell Company equity indices, the Morgan Stanley Capital International Perspective Indices, the Salomon Smith Barney World Government bond indices, the Lehman Brothers Bond indices, Municipal Bond Buyers Indices, 90 day Treasury Bills, 30-year and 10-year U.S. Treasury Bonds and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of a fund and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST AND THE KIPLINGER LETTERS. Ratings may include criteria relating to portfolio characteristics in addition to performance information. In connection with a ranking, a fund may also provide additional information with respect to the ranking, such as the particular category to which it relates, the number of funds in the category, the criteria on which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements. Each fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a fund investment are reinvested by being paid in additional fund shares, any future income or capital appreciation of the fund would increase the value, not only of the original fund investment, but also of the additional fund shares received through reinvestment. As a result, the value of the fund investment would increase more quickly than if dividends or other distributions had been paid in cash.


                                      TAXES

         BACKUP WITHHOLDING. Each fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or PaineWebber with a correct taxpayer identification number. Withholding at that rate also is required from taxable dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

         SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis for the shares. In addition, if a fund's shares are bought within 30 days before or after selling other shares of the fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, a fund must distribute to its shareholders for each taxable year at least 90% of the sum of its net interest income excludable from gross income under section 103(a) of the Internal Revenue Code (for PACE Municipal Fixed Income Investments) and its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or foreign currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If a fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (b) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

         OTHER INFORMATION. Dividends and other distributions declared by a fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the distributions are paid by the fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         A portion of the dividends from the investment company taxable income (whether paid in cash or in additional fund shares) of funds that invest in equity securities corporations may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

         If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.


         Dividends and interest received, and gains realized, by a fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) would be required to treat his or her share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his or her own income from those sources, and (3) could either deduct the foreign taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. A fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid to, and the income from sources within, foreign countries and U.S. possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.


         Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by a fund with respect to its business of investing in securities or foreign currencies, qualify as permissible income under the Income Requirement.

         Each fund may invest in the stock of "passive foreign investment companies" ("PFICs") if that stock is a permissible investment. A PFIC is a foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of such stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax) even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

         Each fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

         Certain futures and foreign currency contracts in which a fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a fund holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

         Gains or losses (1) from the disposition of foreign currencies , including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her fund shares.

         Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a fund may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (I.E., a straddle of which at least one, but not all, positions are section 1256 contracts).

         When a covered call option written (sold) by a fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

         If a fund has an "appreciated financial position"-- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by a fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

         A fund that acquires zero coupon or other securities issued with original issue discount ("OID") and/or Treasury inflation-protected securities ("TIPS"), on which principal is adjusted based on changes in the Consumer Price Index must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIPS, during the taxable year, even if the fund receives no corresponding payment on them during the year. Similarly, a fund that invests in payment-in-kind ("PIK") securities must include in its gross income securities it receives as "interest" on those securities. Each fund has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because a fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

         INFORMATION ABOUT PACE MUNICIPAL FIXED INCOME INVESTMENTS. Dividends paid by PACE Municipal Fixed Income Investments by will qualify as "exempt-interest dividends," and thus will be excludable from gross income for federal income tax purposes by its shareholders, if the fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the fund intends to continue to satisfy this requirement. The aggregate dividends designated for any year by the fund as exempt-interest dividends may not exceed its net tax-exempt income for the year. Shareholders' treatment of dividends from the fund under state and local income tax laws may differ from the treatment thereof under the Internal Revenue Code. Investors should consult their tax advisers concerning this matter.

         Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisers before purchasing fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of IDBs or PABs.

         Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from a fund still would be tax-exempt to the extent described above; they would only be included in the calculation of whether a recipient's income exceeded the established amounts.

         If fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         If the fund invests in instruments that generate taxable interest income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds below, the portion of any fund dividend attributable to the interest earned thereon will be taxable to the fund's shareholders as ordinary income to the extent of its earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the "actual earned" method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if the fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

         The fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less that the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond purchased by the fund after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

                                OTHER INFORMATION


         DELAWARE BUSINESS TRUST. The Trust is an entity of the type commonly known as a Delaware business trust. Although Delaware law statutorily limits the potential liabilities of a Delaware business trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a fund. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the funds) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a fund's property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the funds.


         In the event any of the initial shares of a fund are redeemed during the five-year amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized deferred organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.


         VOTING RIGHTS. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the funds as a group may elect all of the trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law.



         The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a trustee at the written request of holders of 10% of the outstanding shares of the Trust.



         PRIOR NAMES. Prior to December 1, 1997, the Trust's name was "Managed Accounts Services Portfolio Trust."



         CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for each fund and employs foreign sub-custodians approved by the board in accordance with applicable requirements under the Investment Company Act to provide custody of the funds' foreign assets. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as each fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.


         COUNSEL. The law firm Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York serves as counsel to the Trust. Willkie Farr & Gallagher also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

         AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Trust.

                              FINANCIAL STATEMENTS

         The Trust's Annual Report to Shareholders for its last fiscal year is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by this reference into the SAI.

                                    APPENDIX

                               RATINGS INFORMATION

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

         AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC, C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued; D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
         CI. The rating CI is reserved for income bonds on which no interest is being paid.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         r. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

         PRIME-1.   Issuers assigned this highest rating have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2.   Issuers assigned this rating have a strong ability for
repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3.   Issuers assigned this rating have an acceptable capacity for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME. Issuers assigned this rating do not fall within any of the Prime rating categories.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

         A-1.     A short-term obligation rated A-1 is rated in the highest
category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation. C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF S&P MUNICIPAL DEBT RATINGS

         AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC, C, D.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued; D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
         CI. The rating CI is reserved for income bonds on which no interest is being paid.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF SHORT-TERM OBLIGATIONS

There are three categories for short-term obligations that define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 (best quality) through MIG-3. Short-term obligations of speculative quality are designated SG.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of a VRDO is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g. Aaa/NR or NR/VMIG 1.

MIG ratings terminate at the retirement of the obligation, while a VMIG rating expiration will be a function of each issue's specific structural or credit features.

MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group. MIG-3/VMIG-3. This designation denotes favorable quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. SG. This designation denotes speculative quality. Debt Instruments in this category lack margins of protection.

DESCRIPTION OF S&P'S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM
LOANS:

A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making the assessment.

--Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

--Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

SP-1. Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation. SP-2. Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes. SP-3. Speculative capacity to pay principal and interest.

DESCRIPTION OF SHORT-TERM DEBT COMMERCIAL PAPER RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         PRIME-1.     Issuers (or supporting institutions) assigned this highest rating have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2. Issuers (or supporting institutions) assigned this rating have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3.     Issuers (or supporting institutions) assigned this rating
have an acceptable capacity for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME.   Issuers assigned this rating do not fall within any of the
 Prime rating categories.

Commercial paper rated by S&P have the following characteristics:

         A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation. C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

YOU SHOULD RELY ONLY ON THE INFORMATION
CONTAINED OR REFERRED TO IN THE PROSPECTUS
AND THIS STATEMENT OF ADDITIONAL
INFORMATION. THE FUNDS AND THEIR DISTRIBUTOR
HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU
WITH INFORMATION THAT IS DIFFERENT. THE
PROSPECTUS AND THIS STATEMENT OF ADDITIONAL
INFORMATION IS NOT AN OFFER TO SELL SHARES
OF THE FUNDS IN ANY JURISDICTION WHERE THE
FUNDS OR THEIR DISTRIBUTOR MAY NOT LAWFULLY
SELL THOSE SHARES.

              ------------
                                         PaineWebber PACE
                                         Select Advisors Trust

                                           ------------------------------------

                                         Statement of Additional Information

                                                               December 1, 1999
                                           -------------------------------------









-C- PaineWebber Incorporated. All Rights Reserves. Member of SIPC.

                            PART C. OTHER INFORMATION

Item 23. EXHIBITS


     (1) (a) Certificate of Business Trust effective September 9, 1994 (filed herewith)

          (b) Certificate of Amendment effective December 9, 1994 (filed herewith)

          (c) Certificate of Amendment effective December 1, 1997 (filed herewith)

          (d)  Trust Instrument as revised June 9, 1995 (filed herewith)

     (2)  (a)  By-Laws as revised June 9, 1995 (filed herewith)

          (b)  Amendment to By-Laws effective December 31, 1998 (filed herewith)

     (3) Instruments defining the rights of holders of Registrant's shares of beneficial interest 1/

     (4)  (a)  Management Agreement 2/

          (b)  Sub-Advisory Agreements 2/

          (c) Sub-Advisory Agreement with Rogge Global Partners plc dated as of August 28, 1996 3/

          (d) Sub-Advisory Agreement with Chancellor LGT Asset Management, Inc. dated as of October 31, 1996 4/

          (e) Sub-Advisory Agreement with Delaware Management Company, Inc. dated as of December 16, 1996 4/

          (f) Sub-Advisory Agreement with Alliance Capital Management L.P. dated as of November 10, 1997 5/

          (g) Sub-Advisory Agreement with Brandywine Asset Management, Inc. dated as of October 4, 1999 (filed herewith)

          (h) Sub-Advisory Agreement with Ariel Capital Management, Inc. dated as of October 4, 1999 (filed herewith)

     (5)  (a)  Distribution Agreement 2/

          (b)  Dealer Agreement 2/

     (6)  Bonus, profit sharing or pension plans - none

     (7)  Custodian Agreement (filed herewith)

     (8)  Transfer Agency Agreement 3/

     (9) (a) Opinion and consent of Kirkpatrick & Lockhart LLP (filed herewith)

          (b)  Consent of Willkie Farr & Gallagher (filed herewith)

     (10) Other opinions, appraisals, rulings and consents: Auditors' consent (filed herewith)

     (11) Financial Statements omitted from prospectus - none

     (12) Letter of investment intent 6/

     (13) Plan pursuant to Rule 12b-1 - none

     (14) and

     (27) Financial Data Schedule (not applicable)

     (15) Plan pursuant to Rule 18f-3 (not applicable)

-----------------

1/ Incorporated by reference from Articles IV, VI, IX and X of Registrant's Trust Instrument and from Articles V and IX of Registrant's By-Laws.

2/ Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-1A, File No. 33-87254, filed February 23, 1996.

3/ Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-1A, File No. 33-87254, filed October 16, 1996.

4/ Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-1A, File No. 33-87254, filed October 1, 1997.

5/ Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-1A, File No. 33-87254, filed November 13, 1997.

6/ Incorporated by reference to Registration Statement on Form N-1A, File No. 33-87254, filed June 19, 1995.



Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

Item 25. INDEMNIFICATION

         Article IX, Section 2 of the PaineWebber PACE Select Advisors Trust Trust Instrument ("Trust Instrument") provides that the Registrant will indemnify its trustees, officers, employees, investment managers and administrators and investment advisers to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee, officer, employee, investment manager and administrator or investment adviser; provided that (i) no such person shall be indemnified where there has been an adjudication or other determination, as described in Article IX, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or did not act in good faith in the reasonable belief that his or her action was in the best interest of the Registrant, or (ii) no such person shall be indemnified where there has been a settlement, unless there has been a determination that such person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; such determination shall be made (A) by the court or other body approving the Settlement, (B) by the vote of at least a majority of those trustees who are neither Interested Persons of the trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

         "Interested Person" has the meaning provided in the Investment Company Act of 1940, as amended from time to time. Article IX, Section 2(c) of the Trust Instrument also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

         Article IX, Section 1 of the Trust Instrument provides that the trustees and officers of the Registrant (i) shall not be personally liable to any person contracting with, or having a claim against, the Trust, and (ii) shall not be liable for neglect or wrongdoing by them or any officer, agent, employee or investment adviser of the Registrant, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant.

         Article X, Section 2 of the Trust Instrument provides that, subject to the provisions of Article IX, the trustees shall not be liable for [ (i) errors of judgment or mistakes of fact or law or (ii) any act or omission made in accordance with advice of counsel or other experts, or (iii) failure to follow such advice, with respect to the meaning and operation of the Trust Instrument.]

         Registrant undertakes to carry out all indemnification provisions of its Trust Instrument and By-laws in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


         Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") is a registered investment adviser and serves as manager for all series of the Trust and investment adviser for PACE MONEY MARKET INVESTMENTS. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. Mitchell Hutchins is primarily engaged in the investment advisory business. Information on the officers and directors of Mitchell Hutchins is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-13219) and is incorporated herein by reference. Mitchell Hutchins, with the approval of the Trust's board of trustees, selects investment advisers for the other series of the Trust. The following companies, all of which are registered investment advisers, serve as investment advisers for the other series.

         Alliance Capital Management L.P. ("Alliance") serves as investment adviser for PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS. Alliance Capital Management Corporation ("ACMC") is a general partner of Alliance and a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"). As of November 1, 1999, Equitable and its subsidiaries were the beneficial owners of an approximately 55.38% partnership interest in Alliance, and Alliance Capital Management Holding L.P. ("Alliance Holding") owned an approximately 41.87% partnership interest in Alliance. Equity interests in Alliance Holding are traded on the New York Stock Exchange in the form of units. Approximately 98% of Alliance Holding's units are owned by the public and management or employees of Alliance and approximately 2% are owned by Equitable. The general partner of Alliance Holding is ACMC. Equitable, a New York life insurance company, had total assets as at June 30, 1999 of approximately US$93.9 billion and is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. As of June 30, 1999, AXA, a French insurance holding company, owned approximately 58.2% of the issued and outstanding shares of the common stock of AXA Financial. Information on the officers and directors of Alliance is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-32361) and is incorporated herein by reference.

         Ariel Capital Management, Inc. ("Ariel") serves as one of the investment advisers for PACE SMALL/MEDIUM COMPANY GROWTH VALUE INVESTMENTS. Ariel is an independent Subchapter S corporation with a majority of the ownership held by its employees. Information on the officers and directors of Ariel is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-18767) and is incorporated herein by reference.

         Brandywine Asset Management, Inc.("Brandywine") also serves as one of the investment advisers for PACE SMALL/MEDIUM COMPANY GROWTH VALUE INVESTMENTS. Brandywine is a wholly owned subsidiary of Legg Mason, Inc. Legg Mason, based in Baltimore, Maryland, is a holding company that provides securities brokerage, investment management and investment banking services through its wholly owned subsidiaries. Information on the officers and directors of Brandywine is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-27797) and is incorporated herein by reference.

         Brinson Partners, Inc. ("Brinson Partners") serves as investment adviser for PACE LARGE COMPANY VALUE EQUITY INVESTMENTS. Brinson Partners is an indirect subsidiary wholly owned by UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. Information on the officers and directors of Brinson Partners is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-34910) and is incorporated herein by reference.

         Delaware Management Company, Inc. ("Delaware") serves as investment adviser for PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS. Delaware Management is a member of Delaware Investments, a subsidiary of Lincoln National Corporation ("Lincoln National"). Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Information on the officers and directors of Delaware is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-32108) and is incorporated herein by reference.

         Deutsche Asset Management, Inc. ("DAM") (formerly known as Morgan Grenfell Capital Management, Incorporated) serves as investment adviser for PACE MUNICIPAL FIXED INCOME INVESTMENTS. All of the outstanding voting stock of DAM is owned by an indirect wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Information on the officers and directors of DAM is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-27291) and is incorporated herein by reference.

         Martin Currie, Inc. serves as investment adviser for PACE INTERNATIONAL EQUITY INVESTMENTS. Martin Currie, Inc. is a wholly owned subsidiary of Martin Currie Limited, a holding company. Information on the officers and directors of Martin Currie is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-14261) and is incorporated herein by reference.

         Pacific Income Advisors, Inc. ("PIA") serves as investment adviser for PACE INTERMEDIATE FIXED INCOME INVESTMENTS. Lloyd McAdams and Heather U. Baines, who serve as chairman and chief investment officer and president and chief executive officer, respectively, are each a controlling person of PIA because each owns more than 25% of PIA's voting securities. Information on the officers and directors of PIA is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-27828) and is incorporated herein by reference.

         Pacific Investment Management Company ("PIMCO") serves as investment adviser for PACE GOVERNMENT FIXED INCOME INVESTMENTS and PACE STRATEGIC FIXED INCOME INVESTMENTS. PIMCO, a Delaware general partnership, is a registered investment adviser and a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Advisors Holding L.P., a publicly traded company listed on the New York Stock Exchange under the symbol "PA", and PIMCO Partners, G.P., a general partnership between Pacific Life Insurance Company and PIMCO Partners, LLC, a limited liability company controlled by the PIMCO managing directors. PIMCO is one of the largest fixed income management firms in the nation. Included among PIMCO's institutional clients are many "Fortune 500" companies. On October 31 1999, PIMCO Advisors, PAH and Allianz AG ("Allianz") announced that they had reached a definitive agreement pursuant to which Allianz will acquire majority ownership of PIMCO Advisors and its subsidiaries, including PIMCO (the "Allianz Transaction"). Under the terms of the transaction, Allianz will acquire all of PAH, the publicly traded general partner of PIMCO Advisors. Pacific Life Insurance Company will retain an approximate 30% interest in PIMCO Advisors. The Allianz Transaction is currently expected to be completed by the end of the first quarter of 2000. Information on the officers and directors of PIMCO is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-7260) and is incorporated herein by reference.

         Rogge Global Partners plc serves as investment adviser for PACE GLOBAL FIXED INCOME INVESTMENTS, Rogge Global Partners is a wholly owned subsidiary of United Asset Management Corporation ("UAM"), a New York Stock Exchange listed company. UAM is principally engaged through affiliated firms in the United States and abroad in providing institutional investment management services and acquiring institutional management firms like Rogge Global. Information on the officers and directors of Rogge Global is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-25482) and is incorporated herein by reference.

         Schroder Investment Management North America Inc. ("Schroder Investment Management") serves as investment adviser for PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS. Schroder Investment Management is a wholly owned subsidiary of Schroder U.S. Holdings Inc. Schroder Holdings Inc. is a wholly owned subsidiary of Schroders plc., which is listed on the London Stock Exchange and is the holding parent of a large worldwide group of banks and financial services companies (referred to as the "Schroder Group") with associated companies and branch and representative offices located in 18 countries worldwide. Information on the officers and directors of Schroder Investment Management is included in its Form ADV filed with the Securities and Exchange Commission (registration number 801-15834) and is incorporated herein by reference.


Item 27. PRINCIPAL UNDERWRITERS

         (a) Mitchell Hutchins serves as principal underwriter and/or investment adviser for the following other investment companies:

                  ALL-AMERICAN TERM TRUST INC.
                  GLOBAL HIGH INCOME DOLLAR FUND INC.
                  GLOBAL SMALL CAP FUND INC.
                  INSURED MUNICIPAL INCOME FUND INC.
                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
                  MANAGED HIGH YIELD FUND INC.
                  MANAGED HIGH YIELD PLUS FUND INC.
                  MITCHELL HUTCHINS LIR MONEY SERIES
                  MITCHELL HUTCHINS PORTFOLIOS
                  MITCHELL HUTCHINS SERIES TRUST
                  PAINEWEBBER AMERICA FUND
                  PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
                  PAINEWEBBER INDEX TRUST
                  PAINEWEBBER INVESTMENT SERIES
                  PAINEWEBBER INVESTMENT TRUST
                  PAINEWEBBER INVESTMENT TRUST II
                  PAINEWEBBER MANAGED ASSETS TRUST
                  PAINEWEBBER MANAGED INVESTMENTS TRUST
                  PAINEWEBBER MASTER SERIES, INC.
                  PAINEWEBBER MUNICIPAL SERIES
                  PAINEWEBBER MUTUAL FUND TRUST
                  PAINEWEBBER OLYMPUS FUND
                  PAINEWEBBER SECURITIES TRUST
                  STRATEGIC GLOBAL INCOME FUND, INC.
                  2002 TARGET TERM TRUST INC.

         (b) Mitchell Hutchins is the principal underwriter for the Registrant. PaineWebber acts as dealer for the shares of the Registrant. The directors and officers of Mitchell Hutchins, their principal business addresses and their positions and offices with Mitchell Hutchins are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219). The directors and officers of PaineWebber, their principal business addresses and their positions and offices with PaineWebber are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-7163). The foregoing information is hereby incorporated by reference. The information set forth below is furnished for those directors and officers of Mitchell Hutchins or PaineWebber who also serve as trustees or officers of the Registrant.

                                                              Position and Offices With
Name                         Position With Registrant         Underwriter or Exclusive Dealer
----                         ------------------------         -------------------------------

Margo N. Alexander*          Trustee and President            President, Chief Executive Officer and a
                                                              Director of Mitchell Hutchins and an
                                                              Executive Vice President and a Director
                                                              of PaineWebber

Bruce A. Bursey**            Trustee                          Senior Vice President of PaineWebber and
                                                              a Director of Managed Accounts Services

J. Richard Sipes**           Trustee                          Director of Products and Trading in the
                                                              Private Client Group for PaineWebber.

John J. Lee**                Vice President and Assistant     Vice President and a Manager of the
                             Treasurer                        Mutual Fund Finance Department of
                                                              Mitchell Hutchins

Ann E. Moran**               Vice President and Assistant     Vice President and a Manager of the
                             Treasurer                        Mutual Fund Finance Department of
                                                              Mitchell Hutchins

Andrew S. Novals**           Vice President and Assistant     Vice President and Assistant General
                             Secretary                        Counsel of Mitchell Hutchins

Dianne E. O'Donnell*         Vice President and Assistant     Senior Vice President and Deputy General
                             Secretary                        Counsel of Mitchell Hutchins

Emil Polito*                 Vice President                   Senior Vice President and Director of
                                                              Operations and Control of Mitchell
                                                              Hutchins

Victoria E. Schonfeld**      Vice President and Secretary     Managing Director and General Counsel of
                                                              Mitchell Hutchins and a Senior Vice
                                                              President of PaineWebber

Paul H. Schubert**           Vice President and Treasurer     Senior Vice President and Director of
                                                              the Mutual Fund Finance Department of
                                                              Mitchell Hutchins

Barney A. Taglialatela**     Vice President and Assistant     Vice President and a Manager of the
                             Treasurer                        Mutual Fund Finance Department of
                                                              Mitchell Hutchins

-------

* The business address of this person is 51 West 52nd Street, New York, New York 10019-6114.
** The business address of this person is 1285 Avenue of the Americas, New York, New York 10019.

         (c) None.

Item 28. LOCATION OF ACCOUNTS AND RECORDS

         The books and other documents required by paragraphs (b)(4), (c) and
(d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Mitchell Hutchins, 1285 Avenue of the Americas, New York, New York 10019. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.

Item 29. MANAGEMENT SERVICES

         Not applicable.

Item 30. UNDERTAKINGS

         None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 30th day of November, 1999.

                                      PAINEWEBBER PACE SELECT ADVISORS TRUST

                                      By: /s/ Dianne E. O'Donnell
                                          -----------------------------
                                          Dianne E. O'Donnell
                                          Vice President and Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Signature                        Title                                   Date
---------                        -----                                   ----
/s/ Margo N. Alexander           President and Trustee                   November 30, 1999
---------------------------
Margo N. Alexander *             (Chief Executive Officer)

/s/ David J. Beaubien            Trustee                                 November 30, 1999
---------------------------
David J. Beaubien *

/s/ E. Garrett Bewkes, Jr.       Trustee                                 November 30, 1999
---------------------------
E. Garrett Bewkes, Jr. *

/s/ Bruce A. Bursey              Trustee                                 November 30, 1999
---------------------------
Bruce A. Bursey **

/s/ William W. Hewitt, Jr.       Trustee                                 November 30, 1999
---------------------------
William W. Hewitt, Jr. *

/s/ Morton L. Janklow            Trustee                                 November 30, 1999
---------------------------
Morton L. Janklow *

/s/ J. Richard Sipes             Trustee                                 November 30, 1999
---------------------------
J. Richard Sipes *

/s/ William D. White             Trustee                                 November 30, 1999
---------------------------
William D. White *

/s/ M. Cabell Woodward, Jr.      Trustee                                 November 30, 1999
---------------------------
M. Cabell Woodward, Jr. *

/s/ Paul H. Schubert             Vice President and Treasurer (Chief    November 30, 1999
---------------------------
Paul H. Schubert                 Financial and Accounting Officer)

* Signature affixed by Dianne E. O'Donnell pursuant to powers of attorney dated June 15, 1995 and incorporated by reference from Post-Effective Amendment No. 6 to the registration statement of PaineWebber PACE Select Advisors Trust, SEC File 33-87254, filed November 30, 1998.

** Signature affixed by Dianne E. O'Donnell pursuant to powers of attorney dated February 22, 1995 and incorporated by reference from Post-Effective Amendment No. 6 to the registration statement of PaineWebber PACE Select Advisors Trust, SEC File 33-87254, filed November 30, 1998.

                     PAINEWEBBER PACE SELECT ADVISORS TRUST

                                  EXHIBIT INDEX

Exhibit
Number
-------

     (1) (a) Certificate of Business Trust effective September 9, 1994 (filed herewith)

          (b) Certificate of Amendment effective December 9, 1994 (filed herewith)

          (c) Certificate of Amendment effective December 1, 1997 (filed herewith)

          (d)  Trust Instrument as revised June 9, 1995 (filed herewith)

     (2)  (a)  By-Laws as revised June 9, 1995 (filed herewith)

          (b)  Amendment to By-Laws effective December 31, 1998 (filed herewith)

     (3) Instruments defining the rights of holders of Registrant's shares of beneficial interest 1/

     (4)  (a)  Management Agreement 2/

          (b)  Sub-Advisory Agreements 2/

          (c) Sub-Advisory Agreement with Rogge Global Partners plc dated as of August 28, 1996 3/

          (d) Sub-Advisory Agreement with Chancellor LGT Asset Management, Inc. dated as of October 31, 1996 4/

          (e) Sub-Advisory Agreement with Delaware Management Company, Inc. dated as of December 16, 1996 4/

          (f) Sub-Advisory Agreement with Alliance Capital Management L.P. dated as of November 10, 1997 5/

          (g) Sub-Advisory Agreement with Brandywine Asset Management, Inc. dated as of October 4, 1999 (filed herewith)

          (h) Sub-Advisory Agreement with Ariel Capital Management, Inc. dated as of October 4, 1999 (filed herewith)

     (5)  (a)  Distribution Agreement 2/

          (b)  Dealer Agreement 2/

     (6)  Bonus, profit sharing or pension plans - none

     (7)  Custodian Agreement (filed herewith)

     (8)  Transfer Agency Agreement 3/

     (9) (a) Opinion and consent of Kirkpatrick & Lockhart LLP (filed herewith)

          (b)  Consent of Willkie Farr & Gallagher (filed herewith)

     (10) Other opinions, appraisals, rulings and consents: Auditors' consent (filed herewith)

     (11) Financial Statements omitted from prospectus - none

     (12) Letter of investment intent 6/

     (13) Plan pursuant to Rule 12b-1 - none

     (14) and

     (27) Financial Data Schedule (not applicable)

     (15) Plan pursuant to Rule 18f-3 (not applicable)

-----------------

1/ Incorporated by reference from Articles IV, VI, IX and X of Registrant's Trust Instrument and from Articles V and IX of Registrant's By-Laws.

2/ Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-1A, File No. 33-87254, filed February 23, 1996.

3/ Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-1A, File No. 33-87254, filed October 16, 1996.

4/ Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-1A, File No. 33-87254, filed October 1, 1997.

5/ Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-1A, File No. 33-87254, filed November 13, 1997.

6/ Incorporated by reference to Registration Statement on Form N-1A, File No. 33-87254, filed June 19, 1995.